EXHIBIT 10.6

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 1st day of March, 2011, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Citibank, N.A., a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” and as referred to herein, the “Assignee”) under a Pooling and Servicing Agreement dated as of February 1, 2011 (the “Pooling and Servicing Agreement”), and PHH Mortgage Corporation, a New Jersey corporation (“PHH”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Attachment 1A Mortgage Loans”) listed on Attachment 1A annexed hereto (the “Attachment 1A Mortgage Loan Schedule”) now serviced by PHH (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of July 21, 2010, between Assignor and PHH (the “Purchase and Servicing Agreement”) and the servicing thereof shall be subject to the terms of the Purchase and Servicing Agreement as modified or supplemented by this Agreement. In consideration of the mutual promises contained herein, the parties hereto further agree that the servicing of the mortgage loans (the “Attachment 1B Mortgage Loans” and, together with the Attachment 1A Mortgage Loans, the “Mortgage Loans”) listed on Attachment 1B annexed hereto (the “Attachment 1B Mortgage Loan Schedule” and, together with the Attachment 1A Mortgage Loan Schedule, the “Mortgage Loan Schedule”) delivered under the Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of July 6, 2010, between DLJ Mortgage Capital, Inc. and PHH, as modified by the Assignment, Assumption and Recognition Agreement, dated as of February 11, 2011 and the Assignment, Assumption and Recognition Agreement, dated as of February 18, 2011 (each, a “DLJ AAR”), each among DLJ Mortgage Capital, Inc., Redwood Residential Acquisition Corporation and PHH (collectively, the “Purchase Agreement”) shall be subject to the terms of the Purchase and Servicing Agreement as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase and Servicing Agreement.  Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment and Assumption

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Purchase and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase and Servicing Agreement) to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Purchase Agreement to the extent relating to the Attachment 1B Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase Agreement) to the extent relating to the Attachment 1B Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

3.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Purchase and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase and Servicing Agreement) to the extent relating to the Mortgage Loans, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

4.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Purchase Agreement to the extent relating to the Attachment 1B Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase Agreement) to the extent relating to the Attachment 1B Mortgage Loans, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

5.           Assignee agrees to be bound, as “Purchaser” (as such term is defined in the Purchase and Servicing Agreement), by all of the terms, covenants and conditions of the Purchase and Servicing Agreement relating to the Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and PHH all of Assignor's obligations as Purchaser thereunder in respect of the Mortgage Loans.

6.           Assignee agrees to be bound, as “Purchaser” (as such term is defined in the Purchase Agreement), by all of the terms, covenants and conditions of the Purchase Agreement relating to the Attachment 1B Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and PHH all of Assignor's obligations as Purchaser thereunder in respect of the Attachment 1B Mortgage Loans.

7.           PHH hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under both the Purchase and Servicing Agreement with respect to the Mortgage Loans and the Purchase Agreement with respect to the Attachment 1B Mortgage Loans.

Representations and Warranties

8.            Assignor warrants and represents to, and covenants with, Depositor, Assignee and PHH as of the date hereof that:

(a)            Attached hereto as Attachment 2A is a true and accurate copy of the Purchase and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            Assignor is the lawful owner of its interests, rights and obligations under the Purchase and Servicing Agreement to the extent of the Mortgage Loans and the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans, in each case free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Purchase and Servicing Agreement to the extent of the Mortgage Loans and the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans, in each case free and clear of all liens, claims and encumbrances;

(c)            There are no offsets, counterclaims or other defenses available to PHH with respect to the Mortgage Loans under the Purchase and Servicing Agreement or the Purchase Agreement;

(d)            Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the each of the Purchase and Servicing Agreement and the Purchase Agreement;

(e)            Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignor.  This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

9.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and PHH that as of the date hereof:

(a)            Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)            Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject.  The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by Assignor, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

10.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and PHH that as of the date hereof:

(a)            Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)            Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement.  The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

11.            PHH warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)            Attached hereto as Attachment 2A is a true and accurate copy of the Purchase and Servicing Agreement and as Attachment 2B is a true and accurate copy of the Purchase Agreement, each of which agreement is in full force and effect as of the date hereof and, except to the extent modified by this Agreement, the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            PHH is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to the Purchase and Servicing Agreement and otherwise to perform its obligations under each of the Purchase and Servicing Agreement and the Purchase Agreement;

(c)            PHH has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of PHH’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PHH’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PHH is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PHH or its property is subject.  The execution, delivery and performance by PHH of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PHH.  This Agreement has been duly executed and delivered by PHH and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of PHH enforceable against PHH in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PHH in connection with the execution, delivery or performance by PHH of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PHH Representations and Warranties

12.           (i)            Pursuant to Section 3.07 of the Purchase Agreement, PHH hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Sections 3.01 and 3.02 of the Purchase Agreement as of the date hereof and (b) the representations and warranties set forth in Section 3.03 of the Purchase Agreement with respect to each Attachment 1B Mortgage Loan as of the respective Funding Date (as such term is defined in the Purchase Agreement) as if such representations and warranties were set forth herein in full.  In the event of a breach of any representations and warranties set forth in Sections 3.01, 3.02 or 3.03 of the Purchase Agreement as of the Funding Date (as such term is defined in the Purchase Agreement) or the date hereof, as the case may be, Depositor and Assignee shall be entitled only to the remedies set forth in Section 3.04 of the Purchase and Servicing Agreement and Section 9.01 of the Purchase and Servicing Agreement.

(ii)            Pursuant to Section 3.07 of the Purchase and Servicing Agreement, PHH hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Sections 3.01 and 3.02 of the Purchase and Servicing Agreement as of the date hereof and (b) the representations and warranties set forth in Section 3.03 of the Purchase and Servicing Agreement with respect to each Attachment 1A Mortgage Loan as of the respective Funding Date, as if such representations and warranties were set forth herein in full.  In the event of a breach of any representations and warranties set forth in Sections 3.01, 3.02 or 3.03 of the Purchase and Servicing Agreement as of the Funding Date or the date hereof, as the case may be, Depositor and Assignee shall be entitled to all of the remedies set forth in the Purchase and Servicing Agreement.

Repurchase Upon Breach of Representations and Warranties

13.           (a)           Assignor hereby covenants and agrees that, (i) if a breach of any representation and warranty set forth in Section 3.03 of the Purchase and Servicing Agreement exists on the date hereof that materially and adversely affects the value of any Attachment 1A Mortgage Loan or the interest of Assignee in any Attachment 1A Mortgage Loan and such breach did not exist as of the Funding Date of that Mortgage Loan or (ii) if a breach of any representation and warranty set forth in Section 3.03 of the Purchase Agreement exists on the date hereof that materially and adversely affects the value of any Attachment 1B Mortgage Loan or the interest of Assignee in any Attachment 1B Mortgage Loan and such breach did not exist as of the Funding Date (as defined in the Purchase Agreement) of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach.  A breach of representations and warranties in the first sentence of Section 3.03(21) and Sections 3.03(41) and (52) of the Purchase and Servicing Agreement shall be deemed to materially and adversely affect the value of the related Attachment 1A Mortgage Loan and the interest of the Assignee therein and a breach of the representations and warranties in the first sentence of Section 3.03(22) and Sections 3.03(42) and (53) of the Purchase Agreement shall be deemed to materially and adversely affect the value of the related Attachment 1B Mortgage Loan and the interest of the Assignee therein.  Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall repurchase the related Mortgage Loan at the Repurchase Price not later than 90 days after its discovery or receipt of notice of such breach by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

(b)           Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Section 13(a) above shall be by Arbitration administered by the American Arbitration Association.  If any such controversy or claim has not been resolved to the satisfaction of both Assignor and Assignee, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter; and provided further that if any Arbitration arising out of or relating to an obligation or alleged obligation of DLJ Mortgage Capital, Inc. to repurchase an Attachment 1B Mortgage Loan or Attachment 1B Mortgage Loans pursuant to Section 8 of either DLJ AAR relating to the same representation and warranty has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder.

(c)           To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 13, provided that if Assignor has not responded to Assignee's notification of a breach of a representation and warranty, Assignee shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide Assignor with an opportunity to respond to such notification.  Within 10 Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing.  If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next 5 Business Days, notify the American Arbitration Association in New York, New York and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

(d)           It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery.  Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate.  If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

(e)           The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the  Arbitrator shall be shared equally between both parties.   Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

Recognition of Assignee

14.           (a)            From and after the date hereof, subject to Sections 16 and 17 below, PHH shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder and under the Purchase Agreement and the Purchase and Servicing Agreement for the benefit of the Assignee in accordance with this Agreement, the Purchase Agreement and the Purchase and Servicing Agreement, each as modified hereby and as may be amended from time to time, as if Assignee and PHH had entered into a separate purchase and servicing agreement for the purchase and servicing of the Mortgage Loans.

(b)            From and after the date hereof, PHH further agrees that the provisions of the Purchase and Servicing Agreement  shall apply to all of the Mortgage Loans as though all of the Mortgage Loans were sold by PHH thereunder; provided, however, that the following provisions of the Purchase Agreement shall apply to the Attachment 1B Mortgage Loans as though set forth in the Purchase and Servicing Agreement:

(i)           The first sentence of Section 2.04;

(ii)   The second and third sentences of the third paragraph of Section 2.04;

(iii)   the representations and warranties made by PHH under Sections 3.01, 3.02 and 3.03;

(iv)          Sections 3.05 and 3.06;

(v)           Section 6.01(3); and

(vi)          Section 11.01(3);

and provided further that the Events of Default set forth in Section 10.01(9) and 10.01(10) of the Purchase and Servicing Agreement shall not be applicable in respect of the Attachment 1B Mortgage Loans.

Notwithstanding any provision in this Agreement or the Purchase Agreement to the contrary, the only provisions of the Purchase Agreement that bind and must be observed by PHH with respect to the Attachment 1B Mortgage Loans are those provisions expressly referenced in this Section 14(b).

(c)           It is the intention of Assignor, Depositor, PHH and Assignee that this Agreement shall constitute a separate and distinct servicing agreement, and the entire servicing agreement, between PHH and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

15.           The Mortgage Loans shall be serviced by PHH for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Continuing Rights and Responsibilities

16.           (a)            PHH agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee's rights and all related responsibilities of the Assignee under each of the following sections of the Purchase Agreement and the Purchase and Servicing Agreement:

Purchase Agreement:

Section	Matter

3.05	Early Payment Default Repurchases

Purchase and Servicing Agreement:

Section	Matter

2.04	Defective Documents; Delivery of Mortgage Loan Documents

3.04	Repurchase and Substitution

3.05	Early Payment Default Repurchases

5.01 (3)(c), (d) and (h)	Servicing Standards; Additional Documents; Consent of Purchaser

5.03	Notice of Foreclosure Sale

5.14, 1st, 4th and 6th (2nd and 3rd sentences) ¶	Management of REO Properties

5.15, 1st (2nd sentence) ¶	Sale of REO Properties

7.06	Purchaser's Right to Examine Servicer Records; Reports

(b)            Notwithstanding Sections 1, 2 and 14 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Purchase Agreement and the Purchase and Servicing Agreement listed below:

Purchase Agreement:

Section	Matter
3.06	Purchase Price Protection

7 of each DLJ AAR	Repurchase Upon Breach of Representations and Warranties

Purchase and Servicing Agreement:

Section	Matter
3.06	Purchase Price Protection

Article XIII	Compliance with Regulation AB

(c)            In addition, PHH agrees to furnish to Wells Fargo Bank, N.A., as master servicer or securities administrator under the Pooling and Servicing Agreement (the “Master Servicer”) copies of reports, notices, statements and other communications required to be delivered to the Assignee by PHH pursuant to any of the sections of the Purchase and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Purchase and Servicing Agreement:

Section

5.09	Transfer of Accounts

6.02	Reporting

Section 13.04	Servicer Compliance Statement

Section 13.05	Report on Assessment of Compliance and Attestation

           (d)           If an Affiliate of the Depositor is no longer the Controlling Holder under the Pooling and Servicing Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 16(a) shall terminate and revert to Assignee; provided, however, that the rights and responsibilities assumed by the Controlling Holder under Section 5.01(3)(c) of the Purchase and Servicing Agreement shall terminate in their entirety as to the Mortgage Loans.

Assignor will provide thirty (30) days notice to PHH, the Master Servicer and the Trustee of any such termination.

Amendments to Purchase Agreement and Purchase and Servicing Agreement

17.           The parties hereto agree that the Purchase Agreement shall be amended, solely with respect to the Attachment 1B Mortgage Loans, as follows:

(a)            Definition of “Designated Guidelines.”  The definition of “Designated Guidelines” set forth in Section 1.01 of the Purchase Agreement shall be amended, to read in its entirety as follows:

Designated Guidelines:  As to each Mortgage Loan, the applicable set of underwriting guidelines in effect as of the origination date of such Mortgage Loan, in the form provided by the Seller to the Purchaser, as may be updated and provided to the Purchaser from time to time.

(b)            Exhibit 1.01.  The Designated Guidelines attached as Exhibit 1.01 are hereby removed from the Purchase Agreement and the reference to Designated Guidelines in the Table of Contents shall be replaced with “[Reserved.]”

18.           The parties agree that the Purchase and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)           Definitions.

(i)           The definitions of “Arbitration,” “Business Day,” “Designated Guidelines,” “Eligible Account,” “Opinion of Counsel,” “Permitted Investment,” “Repurchase Price,” “Servicing Fee” and “Servicing Fee Rate” set forth in Section 1.01 of the Purchase and Servicing Agreement shall be amended, to read in their entirety as follows, and the definitions of “Purchase Agreement” and “Stated Principal Balance” as set forth below shall be added to Section 1.01 following the definition of “Proprietary Lease” (capitalized terms not defined in the Purchase and Servicing Agreement but listed on Attachment 3 shall be defined as specified on Attachment 3):

Arbitration:  Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the State of New York, or the State of New Jersey, or the State of California, or the State of Maryland or the State of Minnesota, or (iii) a day on which banks in the State of New York, or the State of New Jersey, or the State of California, or the State of Maryland or the State of Minnesota are authorized or obligated by law or executive order to be closed.

Designated Guidelines:  As to each Mortgage Loan, the applicable set of underwriting guidelines in effect as of the origination date of such Mortgage Loan, in the form provided by the Seller to the Purchaser, as may be updated and provided to the Purchaser from time to time.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which have the highest short-term rating and one of the two highest long-term ratings of Fitch, Inc. (the “Rating Agency”), respectively, at the time any amounts are held on deposit therein. Eligible Accounts may bear interest.  If the short-term or long-term credit rating of the depository institution or trust company that maintains the account or accounts falls below the highest short-term rating or one of the two highest long-term ratings of the Rating Agency, respectively, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Opinion of Counsel:  A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed, and which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation or the federal income tax status of each REMIC.

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(i)           direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)           (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)           repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i)  above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)           securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Permitted Investments;

(v)           commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agency at the time of such investment; and

(vi)           any money market funds rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, including any such fund managed or advised by the Trustee or any of its Affiliates;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

Purchase Agreement:  That certain Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of July 6, 2010, between DLJ Mortgage Capital, Inc. as purchaser and PHH Mortgage Corporation as seller and servicer, as modified by the Assignment, Assumption and Recognition Agreement, dated as of February 11, 2011, among DLJ Mortgage Capital, Inc., Redwood Residential Acquisition Corporation and PHH Mortgage Corporation.

Repurchase Price:  With respect to any Mortgage Loan, a price equal to (i) the Unpaid Principal Balance of such Mortgage Loan plus (ii) interest on such Unpaid Principal Balance at the Note Rate from and including the last Due Date through which interest has been paid by or on behalf of the Mortgagor up to the Due Date following the date of repurchase, minus (iii) amounts received in respect of such repurchased Mortgage Loan which are being held in the Collection Account for distribution in connection with such Mortgage Loan and, if the Servicer is also the Seller, minus (iv) any unreimbursed Monthly Advances (including Non-recoverable Advances) and any unpaid Servicing Fees made by or owing to the Servicer and allocable to such repurchased Mortgage Loan, which amounts shall be deposited in the Collection Account for withdrawal by the Servicer in accordance with Section 5.05; provided, however, that Servicer shall only be entitled to reimburse itself for Monthly Advances pursuant to Section 5.05(3) and any unpaid Servicing Fees pursuant to Section 5.05(4) from Repurchase Price proceeds to the extent that such Monthly Advances and unpaid Servicing Fees have not been subtracted in accordance with this definition; and provided, further, that, notwithstanding the provisions of Section 5.05 to the contrary, if Servicer as Seller or Servicer is required to repurchase a Mortgage Loan pursuant to Section 3.04, Servicer’s right to reimburse itself pursuant to Section 5.05(4) shall be subsequent to the payment to Purchaser of the Repurchase Price pursuant to Section 3.04, and all other amounts required to be paid to the Purchaser with respect to the Mortgage Loan.

Servicing Fee:  With respect to each Mortgage Loan and any calendar month (or portion thereof) an amount equal to 1/12 of the product of (i) the Stated Principal Balance of such Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan.

Servicing Fee Rate:  A per annum rate equal to 0.25%.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor.

(b)           Servicing Standard.  In servicing the Mortgage Loans in accordance with the Purchase and Servicing Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates as a single class.

If the Controlling Holder notifies the Servicer that it intends to purchase a Mortgage Loan that has been Delinquent for 120 days or more pursuant to the Pooling and Servicing Agreement, the Servicer will assess the proposed purchase in the same manner as it would assess whether to do a short sale.  If the proposed purchase price equals or exceeds the price at which a short sale would otherwise be effected, the Servicer shall permit such purchase.

(c)            Collection of Mortgage Loan Payments and Segregated Collection Account.

(i)           The following paragraph shall be added to Section 5.02:

Mortgage Loan payments received by the Servicer will be deposited within one Business Day of receipt into a clearing account that is an Eligible Account.  The Mortgage Loan payments may be commingled with payments of other mortgagors and investors for up to two Business Days prior to the Servicer depositing the Mortgage Loan payments in the 2011-1 Collection Account.  Such clearing account shall not be used for operational or corporate purposes of the Servicer.

(ii)           The Servicer shall establish a Collection Account pursuant to Section 5.04 of the Purchase and Servicing Agreement which shall be titled “PHH Mortgage Corporation, as trustee and/or bailee for Citibank, N.A., as trustee of the Sequoia Mortgage Trust 2011-1” (the “2011-1 Collection Account”), which shall be the Collection Account under this Agreement for all purposes.  If the 2011-1 Collection Account is no longer an Eligible Account, the Servicer shall transfer the 2011-1 Collection Account to an account that is an Eligible Account.

(d)            Section 3.04  Repurchase and Substitution.

(i)           The second paragraph of Section 3.04 shall be amended and replaced, to read in its entirety as follows:

Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the representations and warranties contained in Sections 3.01, 3.02 or 3.03 that materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in the Mortgage Loans (or that materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.  A breach of representations and warranties in the first sentence of Section 3.03(21) and Sections 3.03(41) and (52) hereof, and in the first sentence of Section 3.03(22) and Sections 3.03(42) and (53) of the Purchase Agreement, shall be deemed to materially and adversely affect the value of the related Mortgage Loan and the interest of the Purchaser therein.  With respect to the representations and warranties contained in Section 3.03 that are made to the Seller’s knowledge, if it is discovered by either the Seller or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser therein, the Purchaser shall be entitled to all the remedies to which it would be entitled for a breach of such representation or warranty, including, without limitation, the repurchase requirements contained herein, notwithstanding Seller’s lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made.

(ii)           Clause (ii) of the second sentence of the third paragraph of Section 3.04 shall be amended and replaced, to read in its entirety as follows:

(ii) except for a breach of the representation and warranty in Section 3.03(52) hereof, and in Section 3.03(53) of the Purchase Agreement, make an indemnification payment to Purchaser in an amount equal to the reduction in value of such Mortgage Loan as a result of such breach.

(iii)           The last sentence of the third paragraph of Section 3.04 shall be amended and replaced, to read in its entirety as follows:

If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 3.04 was the representation and warranty set forth in clause (9) or (41) of Section 3.03 hereof or clause (9) or (42) of Section 3.03 of the Purchase Agreement, then the Seller shall pay to the Purchaser, concurrently with and in addition to the remedies provided in this Section 3.04, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Purchaser, and that directly resulted from such breach, or if incurred and paid by or on behalf of the Purchaser thereafter, concurrently with such payment.

(e)            Section 5.01  Servicing Standards; Additional Documents; Consent of Purchaser.  The first sentence of Section 5.01(3)(h) shall be amended and replaced, to read in its entirety as follows:

(h)           notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an Environmental Assessment or review of such Mortgaged Property, such Environmental Assessment or review shall be conducted at the Purchaser’s expense or shall be reimbursable as a Servicing Advance;

(f)            Section 5.08  Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

(i)           The first sentence of the second paragraph of Section 5.08 shall be amended and replaced, to read in its entirety as follows:

With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80%, the Servicer shall promptly, without any cost to the Purchaser, maintain in full force and effect a Primary Insurance Policy, conforming in all respects to the description set forth in Section 3.03(30) hereof or Section 3.03(31) of the Purchase Agreement, as applicable, issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is required.

(ii)           The fourth sentence of the second paragraph of Section 5.08 shall be amended and replaced, to read in its entirety as follows:

The Servicer shall not cancel or refuse to renew any Primary Insurance Policy in effect on the Funding Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with an insurer that satisfies the standards set forth in Section 3.03(30) hereof or Section 3.03(31) of the Purchase Agreement, as applicable.

(g)            Section 5.13  Realization Upon Specially Serviced Mortgage Loans and REO Properties.  The second sentence of the first paragraph of Section 5.13 shall be amended and replaced, to read in its entirety as follows:

In the event that any payment due under any Mortgage Loan remains delinquent for a period of 45 days, the Servicer shall order an inspection of the related Mortgaged Property and, except with respect to any Mortgage Loan for which the Servicer is in the process of modifying or has modified the terms of such Mortgage Loan, if the Mortgage Loan remains delinquent for a period of 90 days or more, the Servicer shall commence foreclosure proceedings in accordance with Customary Servicing Procedures and the guidelines set forth by Fannie Mae, Freddie Mac, or FHFA, and FHA or VA, as applicable.

(h)            Section 8.02  Purchaser Financial Statements.  Section 8.02 shall be amended and replaced, to read in its entirety as follows:

Section 8.02  [Reserved].

(i)            Section 11.01  Term and Termination.  Clause (2) of Section 11.01 shall be amended and replaced, to read in its entirety as follows:

(2)           In any case other than as provided under clause (1) hereof, the obligations and responsibilities of the Servicer hereunder shall terminate upon: the later of (a)(I) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and (II) the disposition of all REO Property and the remittance of all funds due hereunder and (b) the exercise of a party of its Clean-up Call (as such term is defined in the Pooling and Servicing Agreement).

(j)            REMIC Provisions.

(i)           The following definition of “REMIC Provisions” is hereby added to Section 1.01 of the Purchase and Servicing Agreement (capitalized terms not defined in the Purchase and Servicing Agreement to be as defined in the Pooling and Servicing Agreement):

REMIC Provisions:  Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder;  the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

(ii)           The following additional provisions shall be added after Section 7.07, to read in its entirety as follows:

Section 7.08  Compliance with REMIC Provisions

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

(iii)           The following paragraph shall be added to the end of Section 11.13, to read in its entirety as follows:

If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the trust formed pursuant to the Pooling and Servicing Agreement (the “Trust”), but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Trustee and the Securities Administrator under the Pooling and Servicing Agreement an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Trustee and the Securities Administrator under the Pooling and Servicing Agreement an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

(k)            Form of Monthly Report.        The Servicer shall provide monthly accounting reports to the Purchaser and Master Servicer, pursuant to Section 6.02 of the Purchase and Servicing Agreement, with the information included in the ASF RMBS Reporting Package issued by the American Securitization Forum on July 15, 2009, as revised from time to time, to the extent available.

(l)            Avoidance of Consolidation.

(i)           An additional “Event of Default” shall be listed in Section 10.01, to be inserted after clause (10), to read in its entirety as follows:

or (11) the purchase or holding of any securities issued in a Securitization Transaction by any Servicer that is an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “insured depository institution”) (any Servicer that is an insured depository institution, an “IDI Servicer”) such that the IDI Servicer is required to consolidate any of the Mortgage Loans on its financial statements under U.S. generally accepted accounting principles;

(ii)           The following Section 9.05 shall be inserted after Section 9.04, to read in its entirety as follows:

Section 9.05       Avoidance of Consolidation.

(a)           Each IDI Servicer hereby covenants and agrees that it shall not hold or purchase any certificate (a “Certificate”) issued by the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) if its holding or purchase of such Certificate (or interest therein) would cause such IDI Servicer to be required to consolidate any assets of the issuing entity on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”).  Any IDI Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause such IDI Servicer to be required to Consolidate any assets of the issuing entity on its financial statements.

If an IDI Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate.  If an IDI Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 9.05 and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose.  The IDI Servicer shall promptly endorse and deliver such Certificate in accordance with the instructions of the Securities Administrator.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the IDI Servicer.  The terms and conditions of any sale under this Section 9.05 shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion.  The IDI Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase resulting in a Consolidation.

(b)   The Servicer covenants and agrees that it shall not transfer its servicing rights and duties under this Agreement to an insured depository institution (an insured depository institution in such capacity, a “servicer transferee”) unless the Servicer shall have received a representation from the servicer transferee that the acquisition of such servicing rights and duties will not cause the servicer transferee to be required to Consolidate any assets of the Trust on its financial statements.  Any servicer transferee shall be deemed to have represented by virtue of its acquisition of such servicing rights and duties that such acquisition will not cause Consolidation.  Any servicer transferee whose acquisition of such servicing rights and duties was effected in violation of the restrictions in this Section 9.05 shall indemnify and hold harmless the Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

(m)            The Designated Guidelines attached as Exhibit 1.01 are hereby removed from the Purchase Agreement and the reference to Designated Guidelines in the Table of Contents shall be replaced with “[Reserved.]”

Miscellaneous

19.           All demands, notices and communications related to the Mortgage Loans, the Purchase and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)           In the case of PHH,

PHH Mortgage Corporation
One Mortgage Way
Mount Laurel, New Jersey  08054
Attention: Vice President Servicing

with a copy to

PHH Mortgage Corporation
One Mortgage Way
Mount Laurel, New Jersey  08054
Attention: Fred Kinkler, Assistant General Counsel

(b)           In the case of Assignee,

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York  10013
Attention: Global Transaction Services – Sequoia Mortgage Trust 2011-1

 (c)           In the case of Depositor,

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(d)           In the case of Assignor,

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(e)           In the case of the Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

Telephone number:  (410) 884-2000
Facsimile number: (410) 715-2380
Electronic mail address:  g=cts-spg-team-a-5@wellsfargo.com
Attention:  Client Manager -- Sequoia Mortgage Trust 2011-1

(f)           In the case of the Controlling Holder,

Sequoia Mortgage Funding Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

20.           This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

21.           No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

22.           This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Depositor, Assignee or PHH may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PHH, respectively, hereunder.

23.           This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of each of the Purchase and Servicing Agreement to the extent of the Attachment 1A Mortgage Loans and the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans by Assignor to Assignee, and the termination of each of the Purchase and Servicing Agreement and the Purchase Agreement.

24.           This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

25.           The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto.  PHH hereby consents to such exercise and enforcement.

26.           It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee as the Assignee (i) this Agreement is executed and delivered by Citibank, N.A. (“Citibank”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred and invested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as personal undertakings and agreements of or by Citibank but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Citibank, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Citibank in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Purchaser under the Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

27.           Master Servicer.  PHH hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee.  The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee hereunder and the rights of the Assignee as the Purchaser under the Purchase Agreement and the Purchase and Servicing Agreement, including, without limitation, the right to enforce the obligations of the Seller and Servicer hereunder and thereunder and the right to exercise the remedies of the Purchaser hereunder and thereunder, except to the extent such rights have been retained by the Assignor under Section 16 hereof.

28. PHH shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account# 3970771416
Account Name: SAS Clearing
FFC: Account # 85432600, Sequoia Mortgage Trust 2011-1 Distribution Account

29.           PHH acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement.  Requests for Mortgage Loan Documents under Section 2.04 of the Purchase and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto.  PHH shall provide the Custodian with the specimen signatures of PHH's authorized servicing representatives using the form in Exhibit D-3 hereto.  Notwithstanding Section 2.04 of the Purchase and Servicing Agreement, PHH shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Section 3.03 of the Purchase and Servicing Agreement or the Purchase Agreement, as applicable.

30.           Assignor hereby requests that PHH furnish each Mortgagor with the notice described in Section 2.07 of the Purchase and Servicing Agreement, in accordance with the terms of Section 2.07 therein, and PHH hereby covenants that it shall furnish each Mortgagor with such notice as provided therein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION
Assignor

By:_______________________
Name:_____________________
Title:______________________

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:_______________________
Name:_____________________
Title:______________________

CITIBANK, N.A., not in its individual capacity but
solely as Trustee,
Assignee

By:_______________________
Name:_____________________
Title:______________________

PHH MORTGAGE CORPORATION

By:_______________________
Name:_____________________
Title:______________________

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:_______________________
Name:_____________________
Title:______________________

ATTACHMENT 1A

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6		8	9	10
Key	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Issuance Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1000200	0.002500			1000200	1	2000000149	1	1	0
2	1000200	0.002500			1000200	1	2000000048	1	1	0
3	1000200	0.002500			1000200	1	2000000067	1	1	0
4	1000200	0.002500			1000200	1	2000000096	1	1	0
5	1000200	0.002500			1000200	1	2000000103	1	1	0
6	1000200	0.002500			1000200	1	2000000104	1	1	0
7	1000200	0.002500			1000200	1	2000000115	1	1	0
8	1000200	0.002500			1000200	1	2000000138	1	1	0
9	1000200	0.002500			1000200	1	2000000165	1	1	0
10	1000200	0.002500			1000200	1	2000000175	1	1	0
11	1000200	0.002500			1000200	1	2000000190	1	1	0
12	1000200	0.002500			1000200	1	2000000194	1	1	0
13	1000200	0.002500			1000200	1	2000000229	1	1	0
14	1000200	0.002500			1000200	1	2000000243	1	1	0
15	1000200	0.002500			1000200	1	2000000264	1	1	0
16	1000200	0.002500			1000200	1	2000000267	1	1	0
17	1000200	0.002500			1000200	1	2000000276	1	1	0
18	1000200	0.002500			1000200	1	2000000293	1	1	0
19	1000200	0.002500			1000200	1	2000000332	1	1	0
20	1000200	0.002500			1000200	1	2000000323	1	1	0
21	1000200	0.002500			1000200	1	2000000349	1	1	0
22	1000200	0.002500			1000200	1	2000000373	1	1	0
23	1000200	0.002500			1000200	1	2000000387	1	1	0
24	1000200	0.002500			1000200	1	2000000392	1	1	0
25	1000200	0.002500			1000200	1	2000000403	1	1	0
26	1000200	0.002500			1000200	1	2000000414	1	1	0
27	1000200	0.002500			1000200	1	2000000166	1	1	0
28	1000200	0.002500			1000200	1	2000000311	1	1	0
29	1000200	0.002500			1000200	1	2000000315	1	1	0
30	1000200	0.002500			1000200	1	2000000402	1	1	0
31	1000200	0.002500			1000200	1	2000000002	1	1	0
32	1000200	0.002500			1000200	1	2000000017	1	1	0
33	1000200	0.002500			1000200	1	2000000021	1	1	0
34	1000200	0.002500			1000200	1	2000000031	1	1	0
35	1000200	0.002500			1000200	1	2000000029	1	1	0
36	1000200	0.002500			1000200	1	2000000038	1	1	0
37	1000200	0.002500			1000200	1	2000000043	1	1	0
38	1000200	0.002500			1000200	1	2000000044	1	1	0
39	1000200	0.002500			1000200	1	2000000046	1	1	0
40	1000200	0.002500			1000200	1	2000000049	1	1	0
41	1000200	0.002500			1000200	1	2000000053	1	1	0
42	1000200	0.002500			1000200	1	2000000059	1	1	0
43	1000200	0.002500			1000200	1	2000000244	1	1	0
44	1000200	0.002500			1000200	1	2000000071	1	1	0
45	1000200	0.002500			1000200	1	2000000072	1	1	0
46	1000200	0.002500			1000200	1	2000000074	1	1	0
47	1000200	0.002500			1000200	1	2000000079	1	1	0
48	1000200	0.002500			1000200	1	2000000082	1	1	0
49	1000200	0.002500			1000200	1	2000000085	1	1	0
50	1000200	0.002500			1000200	1	2000000088	1	1	0
51	1000200	0.002500			1000200	1	2000000091	1	1	0
52	1000200	0.002500			1000200	1	2000000135	1	1	0
53	1000200	0.002500			1000200	1	2000000106	1	1	0
54	1000200	0.002500			1000200	1	2000000140	1	1	0
55	1000200	0.002500			1000200	1	2000000125	1	1	0
56	1000200	0.002500			1000200	1	2000000415	1	1	0
57	1000200	0.002500			1000200	1	2000000144	1	1	0
58	1000200	0.002500			1000200	1	2000000133	1	1	0
59	1000200	0.002500			1000200	1	2000000155	1	1	0
60	1000200	0.002500			1000200	1	2000000157	1	1	0
61	1000200	0.002500			1000200	1	2000000177	1	1	0
62	1000200	0.002500			1000200	1	2000000269	1	1	0
63	1000200	0.002500			1000200	1	2000000185	1	1	0
64	1000200	0.002500			1000200	1	2000000195	1	1	0
65	1000200	0.002500			1000200	1	0817000025	1	1	0
66	1000200	0.002500			1000200	1	2000000324	1	1	0
67	1000200	0.002500			1000200	1	2000000214	1	1	0
68	1000200	0.002500			1000200	1	2000000231	1	1	0
69	1000200	0.002500			1000200	1	2000000223	1	1	0
70	1000200	0.002500			1000200	1	2000000242	1	1	0
71	1000200	0.002500			1000200	1	2000000313	1	1	0
72	1000200	0.002500			1000200	1	2000000245	1	1	0
73	1000200	0.002500			1000200	1	2000000257	1	1	0
74	1000200	0.002500			1000200	1	2000000255	1	1	0
75	1000200	0.002500			1000200	1	2000000277	1	1	0
76	1000200	0.002500			1000200	1	2000000268	1	1	0
77	1000200	0.002500			1000200	1	2000000281	1	1	0
78	1000200	0.002500			1000200	1	2000000285	1	1	0
79	1000200	0.002500			1000200	1	2000000286	1	1	0
80	1000200	0.002500			1000200	1	2000000291	1	1	0
81	1000200	0.002500			1000200	1	2000000296	1	1	0
82	1000200	0.002500			1000200	1	2000000319	1	1	0
83	1000200	0.002500			1000200	1	2000000406	1	1	0
84	1000200	0.002500			1000200	1	2000000306	1	1	0
85	1000200	0.002500			1000200	1	2000000316	1	1	0
86	1000200	0.002500			1000200	1	0817000028	1	1	0
87	1000200	0.002500			1000200	1	2000000395	1	1	0
88	1000200	0.002500			1000200	1	0817000035	1	1	0
89	1000200	0.002500			1000200	1	2000000382	1	1	0
90	1000200	0.002500			1000200	1	2000000375	1	1	0
91	1000200	0.002500			1000200	1	2000000388	1	1	0
92	1000200	0.002500			1000200	1	2000000396	1	1	0
93	1000200	0.002500			1000200	1	2000000401	1	1	0
94	1000200	0.002500			1000200	1	2000000398	1	1	0
95	1000200	0.002500			1000200	1	2000000416	1	1	0
96	1000200	0.002500			1000200	1	2000000424	1	1	0
97	1000200	0.002500			1000200	1	2000000428	1	1	0
98	1000200	0.002500			1000200	1	2000000432	1	1	0
99	1000200	0.002500			1000200	1	2000000436	1	1	0
100	1000200	0.002500			1000200	1	2000000221	1	1	0
101	1000200	0.002500			1000200	1	2000000230	1	1	0
102	1000200	0.002500			1000200	1	2000000410	1	1	0
103	1000200	0.002500			1000200	1	2000000419	1	1	0

	11	12	13	14	15	16	17	18	19	20
Key	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	9						1	4	0
2	9						1	0	0
3	9						1	0	0
4	9						1	0	0
5	7						1	0	0
6	9						1	0	0
7	9						1	0	0
8	9						1	0	0
9	9						1	4	0
10	9						1	0	0
11	9						1	4	0
12	9						1	4	0
13	9						1	0	0
14	9						1	0	0
15	9						1	0	0
16	9						1	0	0
17	9						1	4	0
18	9						1	4	0
19	9						1	0	0
20	7						1	4	0
21	3						1	4	0
22	9						1	4	0
23	7						1	4	0
24	7						1	0	0
25	9						1	4	0
26	7						1	0	0
27	9						1	4	0
28	9						1	4	0
29	7						1	4	0
30	9						1	4	0
31	9						1	4	0
32	9						1	4	0
33	9						1	4	0
34	7						1	4	0
35	7						1	0	0
36	9						1	0	0
37	7						1	4	0
38	7						1	4	0
39	7						1	0	0
40	7						1	4	0
41	7						1	0	0
42	9						1	4	0
43	7						1	4	0
44	9						1	0	0
45	7						1	4	0
46	7						1	4	0
47	9						1	0	0
48	7						1	4	0
49	9						1	0	0
50	7						1	0	0
51	9						1	0	0
52	7						1	0	0
53	9						1	0	0
54	7						1	4	0
55	9						1	4	0
56	9						1	0	0
57	7						1	0	0
58	7						1	0	0
59	9						1	4	0
60	7						1	4	0
61	9						1	0	0
62	7						1	0	0
63	9						1	0	0
64	9						1	4	0
65	9						1	0	0
66	7						1	0	0
67	9						1	4	0
68	7						1	0	0
69	9						1	4	0
70	9						1	0	0
71	7						1	4	0
72	9						1	4	0
73	7						1	4	0
74	9						1	0	0
75	7						1	4	0
76	9						1	0	0
77	9						1	4	0
78	9						1	0	0
79	9						1	0	0
80	9						1	0	0
81	7						1	4	0
82	9						1	0	0
83	9						1	0	0
84	9						1	0	0
85	9						1	4	0
86	7						1	4	0
87	9						1	0	0
88	7						1	4	0
89	9						1	0	0
90	9						1	0	0
91	9						1	4	0
92	9						1	0	0
93	9						1	4	0
94	9						1	0	0
95	7						1	4	0
96	7						1	0	0
97	7						1	4	0
98	7						1	4	0
99	7						1	4	0
100	9						1	0	0
101	9						1	0	0
102	9						1	4	0
103	9						1	0	0

	21	22	23	24	25	26	27	28	29	30
Key	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0.00		20100723	879223.03	0.055000	360	360	20100901
2			123000.00		20100816	1627000.00	0.056250	360	360	20101001
3			0.00		20100813	664000.00	0.053750	360	360	20101001
4			0.00		20100924	700000.00	0.053750	360	360	20101101
5			0.00		20100731	727500.00	0.053750	360	360	20100901
6			0.00		20100929	830000.00	0.053750	360	360	20101101
7			240000.00		20100908	939891.00	0.052500	360	360	20101101
8			0.00		20100927	1267500.00	0.053750	360	360	20101101
9			0.00		20100917	1320000.00	0.052500	360	360	20101101
10			0.00		20101001	558090.93	0.052500	360	360	20101201
11			60000.00		20100920	586752.00	0.052500	360	360	20101101
12			0.00		20101001	800900.00	0.052500	360	360	20101201
13			0.00		20100928	795000.00	0.050000	360	360	20101101
14			0.00		20101025	1459800.00	0.050000	360	360	20101201
15			0.00		20101104	702289.93	0.051250	360	360	20110101
16			500000.00		20101002	625000.00	0.048750	360	360	20101201
17			425000.00		20101025	935000.00	0.051250	360	360	20101201
18			0.00		20101021	904900.00	0.050000	360	360	20101201
19			0.00		20101020	726000.00	0.051250	360	360	20101201
20			0.00		20101105	864000.00	0.051250	360	360	20101201
21			425000.00		20101122	1200000.00	0.051250	360	360	20110101
22			130000.00		20101122	545500.00	0.050000	360	360	20110101
23			0.00		20101118	697600.00	0.050000	360	360	20110101
24			0.00		20101110	1150000.00	0.048750	360	360	20110101
25			0.00		20101214	787500.00	0.050000	360	360	20110201
26			200000.00		20101217	1000000.00	0.052500	360	360	20110201
27			0.00		20100825	760000.00	0.052500	360	360	20101001
28			0.00		20101209	1031250.00	0.055000	360	360	20110201
29			100000.00		20100929	800000.00	0.050000	360	360	20101101
30			0.00		20101124	617000.00	0.050000	360	360	20110101
31			0.00		20100707	999999.00	0.057500	360	360	20100901
32			170839.00		20100716	756794.00	0.055000	360	360	20100901
33			0.00		20100716	530800.00	0.053750	360	360	20100901
34			0.00		20100628	540000.00	0.057500	360	360	20100801
35			0.00		20100707	999999.00	0.053750	360	360	20100901
36			0.00		20100923	635342.66	0.053750	360	360	20101101
37			0.00		20100628	645000.00	0.052500	360	360	20100801
38			0.00		20100707	479200.00	0.055000	360	360	20100901
39			0.00		20100723	825000.00	0.052500	360	360	20100901
40			0.00		20100702	675000.00	0.052500	360	360	20100901
41			0.00		20100628	960000.00	0.053750	360	360	20100901
42			0.00		20100807	762400.00	0.056250	360	360	20100901
43			0.00		20100928	612000.00	0.050000	360	360	20101101
44			0.00		20100812	702000.00	0.055000	360	360	20101001
45			0.00		20100712	780000.00	0.055000	360	360	20100901
46			0.00		20100723	487500.00	0.052500	360	360	20100901
47			269000.00		20100820	990179.76	0.053750	360	360	20101001
48			0.00		20100806	720000.00	0.052500	360	360	20101001
49			486000.00		20100723	954000.00	0.055000	360	360	20100901
50			0.00		20100723	600000.00	0.053750	360	360	20100901
51			0.00		20100930	704567.00	0.053750	360	360	20101101
52			0.00		20100722	1375000.00	0.050000	360	360	20100901
53			0.00		20100824	1300000.00	0.053750	360	360	20101001
54			0.00		20100726	560000.00	0.051250	360	360	20100901
55			0.00		20101006	494700.00	0.055000	360	360	20101201
56			0.00		20101116	600000.00	0.047500	360	360	20110101
57			0.00		20100915	712500.00	0.048750	360	360	20101101
58			0.00		20100805	950000.00	0.052500	360	360	20101001
59			0.00		20100914	600000.00	0.052500	360	360	20101101
60			0.00		20100827	560000.00	0.050000	360	360	20101001
61			0.00		20101012	1372900.00	0.052500	360	360	20101201
62			0.00		20100901	650000.00	0.052500	360	360	20101101
63			70000.00		20100910	850000.00	0.050000	360	360	20101101
64			250000.00		20100924	1051844.70	0.051250	360	360	20101101
65			0.00		20100910	1734000.00	0.051250	360	360	20101101
66			0.00		20100917	1500000.00	0.050000	360	360	20101101
67			0.00		20100924	483200.00	0.052500	360	360	20101101
68			0.00		20100830	770000.00	0.050000	360	360	20101001
69			0.00		20101001	543000.00	0.052500	360	360	20101201
70			0.00		20101011	700000.00	0.050000	360	360	20101201
71			0.00		20100930	1715000.00	0.048750	360	360	20101101
72			0.00		20101008	1095500.00	0.051250	360	360	20101201
73			0.00		20100830	573750.00	0.052500	360	360	20101001
74			100000.00		20101112	953801.00	0.052500	360	360	20110101
75			0.00		20100928	682500.00	0.052500	360	360	20101101
76			0.00		20100924	513390.00	0.050000	360	360	20101101
77			0.00		20101016	739750.00	0.050000	360	360	20101201
78			0.00		20101012	881974.00	0.051250	360	360	20101201
79			150000.00		20101111	813200.00	0.052500	360	360	20110101
80			0.00		20101005	681000.00	0.050000	360	360	20101201
81			0.00		20100913	900000.00	0.050000	360	360	20101101
82			100000.00		20101119	900000.00	0.052500	360	360	20110101
83			152000.00		20101025	972000.00	0.050000	360	360	20101201
84			101500.00		20101116	835396.00	0.052500	360	360	20110101
85			0.00		20101026	1200000.00	0.050000	360	360	20101201
86			0.00		20101123	582400.00	0.047500	360	360	20110101
87			0.00		20101213	612250.00	0.048750	360	360	20110201
88			0.00		20101119	460000.00	0.051250	360	360	20110101
89			0.00		20101206	1099000.00	0.050000	360	360	20110201
90			0.00		20101130	841148.00	0.051250	360	360	20110101
91			0.00		20101201	731000.00	0.050000	360	360	20110201
92			0.00		20101213	888941.00	0.050000	360	360	20110201
93			50000.00		20101214	604900.00	0.050000	360	360	20110201
94			0.00		20101213	1100000.00	0.048750	360	360	20110201
95			0.00		20101210	468000.00	0.050000	360	360	20110201
96			0.00		20101130	600000.00	0.050000	360	360	20110101
97			0.00		20101213	485100.00	0.048750	360	360	20110201
98			0.00		20101210	630000.00	0.048750	360	360	20110201
99			0.00		20101230	468750.00	0.052500	360	360	20110201
100			58500.00		20101228	725200.00	0.053750	360	360	20110201
101			404000.00		20101105	715861.33	0.050000	360	360	20110101
102			0.00		20101220	619500.00	0.050000	360	360	20110201
103			0.00		20101222	598069.00	0.053750	360	360	20110201

	31	32	33	34	35	36	37	38	39	40
Key	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Scheduled Loan Amount	Current Interest Rate	Current Payment Amount Due	Scheduled Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		860328.47	0.055000	4992.14	20110201	0
2	1	0	0		1618221.25	0.056250	9365.93	20110201	0
3	1	0	0		660246.31	0.053750	3718.21	20110201	0
4	1	0	0		694102.19	0.053750	3919.80	20110201	0
5	1	0	0		722553.65	0.053750	4073.80	20110201	0
6	1	0	0		826247.95	0.053750	4647.77	20110201	0
7	1	0	0		935043.63	0.052500	5190.12	20110201	0
8	1	0	0		1235301.57	0.053750	7097.64	20110201	0
9	1	0	0		1313903.78	0.052500	7289.09	20110201	0
10	1	0	0		556162.06	0.052500	3081.80	20110201	0
11	1	0	0		584042.17	0.052500	3240.07	20110201	0
12	1	0	0		797129.75	0.052500	4422.60	20110201	0
13	1	0	0		791155.09	0.050000	4267.74	20110201	0
14	1	0	0		1454515.95	0.050000	7836.53	20110201	0
15	1	0	0		700637.37	0.051250	3823.88	20110201	0
16	1	0	0		622685.13	0.048750	3307.56	20110201	0
17	1	0	0		931692.72	0.051250	5090.96	20110201	0
18	1	0	0		901624.55	0.050000	4857.70	20110201	0
19	1	0	0		678097.87	0.051250	3952.98	20110201	0
20	1	0	0		860943.88	0.051250	4704.37	20110201	0
21	1	0	0		1197176.28	0.051250	6533.85	20110201	0
22	1	0	0		544167.14	0.050000	2928.37	20110201	0
23	1	0	0		695920.10	0.050000	3744.87	20110201	0
24	1	0	0		1147166.21	0.048750	6085.90	20110201	0
25	1	0	0		786553.77	0.050000	4227.48	20110201	0
26	1	0	0		998852.96	0.052500	5522.04	20110201	0
27	1	0	0		749167.90	0.052500	4196.75	20110201	0
28	1	0	0		1030121.23	0.055000	5855.33	20110201	0
29	1	0	0		796130.92	0.050000	4294.58	20110201	0
30	1	0	0		615514.19	0.050000	3312.19	20110201	0
31	1	0	0		993659.07	0.057500	5835.73	20110201	0
32	1	0	0		746818.74	0.055000	4297.00	20110201	0
33	1	0	0		526521.22	0.053750	2972.33	20110201	0
34	1	0	0		535996.22	0.057500	3151.30	20110201	0
35	1	0	0		993199.97	0.053750	5599.71	20110201	0
36	1	0	0		632475.74	0.053750	3557.74	20110201	0
37	1	0	0		639752.62	0.052500	3561.72	20110201	0
38	1	0	0		476016.61	0.055000	2720.85	20110201	0
39	1	0	0		819183.66	0.052500	4555.69	20110201	0
40	1	0	0		670303.38	0.052500	3727.38	20110201	0
41	1	0	0		953472.91	0.053750	5375.73	20110201	0
42	1	0	0		757451.97	0.056250	4388.81	20110201	0
43	1	0	0		609040.17	0.050000	3285.35	20110201	0
44	1	0	0		698122.73	0.055000	3985.88	20110201	0
45	1	0	0		774613.76	0.055000	4428.76	20110201	0
46	1	0	0		484107.96	0.052500	2692.00	20110201	0
47	1	0	0		984582.09	0.053750	5544.73	20110201	0
48	1	0	0		714422.05	0.052500	3975.87	20110201	0
49	1	0	0		947662.51	0.055000	5416.71	20110201	0
50	1	0	0		595920.58	0.053750	3359.83	20110201	0
51	1	0	0		701387.69	0.053750	3945.38	20110201	0
52	1	0	0		1364983.37	0.050000	7381.30	20110201	0
53	1	0	0		1292650.89	0.053750	7279.63	20110201	0
54	1	0	0		556012.87	0.051250	3049.13	20110201	0
55	1	0	0		493068.08	0.055000	2808.86	20110201	0
56	1	0	0		598487.23	0.047500	3129.89	20110201	0
57	1	0	0		708974.27	0.048750	3770.61	20110201	0
58	1	0	0		944503.66	0.052500	5245.94	20110201	0
59	1	0	0		597228.96	0.052500	3313.23	20110201	0
60	1	0	0		555908.52	0.050000	3006.21	20110201	0
61	1	0	0		1368154.99	0.052500	7581.21	20110201	0
62	1	0	0		646998.05	0.052500	3589.33	20110201	0
63	1	0	0		845777.15	0.050000	4562.99	20110201	0
64	1	0	0		1013453.21	0.051250	5727.16	20110201	0
65	1	0	0		1725804.54	0.051250	9441.41	20110201	0
66	1	0	0		1492745.50	0.050000	8052.33	20110201	0
67	1	0	0		480968.41	0.052500	2668.25	20110201	0
68	1	0	0		765127.81	0.050000	4133.53	20110201	0
69	1	0	0		541123.27	0.052500	2998.47	20110201	0
70	1	0	0		697466.19	0.050000	3757.76	20110201	0
71	1	0	0		1706513.49	0.048750	9075.93	20110201	0
72	1	0	0		1091625.01	0.051250	5964.86	20110201	0
73	1	0	0		570430.52	0.052500	3168.27	20110201	0
74	1	0	0		951608.11	0.052500	5266.93	20110201	0
75	1	0	0		679347.94	0.052500	3768.80	20110201	0
76	1	0	0		510907.07	0.050000	2755.99	20110201	0
77	1	0	0		737072.33	0.050000	3971.14	20110201	0
78	1	0	0		873634.32	0.051250	4802.24	20110201	0
79	1	0	0		811330.36	0.052500	4490.53	20110201	0
80	1	0	0		678534.98	0.050000	3655.76	20110201	0
81	1	0	0		895647.29	0.050000	4831.40	20110201	0
82	1	0	0		807930.80	0.052500	4969.84	20110201	0
83	1	0	0		966907.67	0.050000	5217.91	20110201	0
84	1	0	0		833475.35	0.052500	4613.09	20110201	0
85	1	0	0		1195531.50	0.050000	6441.86	20110201	0
86	1	0	0		580894.42	0.047500	3038.08	20110201	0
87	1	0	0		611497.19	0.048750	3240.08	20110201	0
88	1	0	0		458917.56	0.051250	2504.65	20110201	0
89	1	0	0		1097679.50	0.050000	5899.67	20110201	0
90	1	0	0		836748.64	0.051250	4579.95	20110201	0
91	1	0	0		730121.66	0.050000	3924.17	20110201	0
92	1	0	0		887872.89	0.050000	4772.03	20110201	0
93	1	0	0		583480.12	0.050000	3247.24	20110201	0
94	1	0	0		1098647.45	0.048750	5821.30	20110201	0
95	1	0	0		467437.67	0.050000	2512.33	20110201	0
96	1	0	0		598555.14	0.050000	3220.93	20110201	0
97	1	0	0		484503.53	0.048750	2567.19	20110201	0
98	1	0	0		629225.35	0.048750	3334.02	20110201	0
99	1	0	0		468212.32	0.052500	2588.46	20110201	0
100	1	0	0		724387.37	0.053750	4060.92	20110201	0
101	1	0	0		715861.33	0.050000	3842.90	20110201	0
102	1	0	0		618755.64	0.050000	3325.61	20110201	0
103	1	0	0		597398.83	0.053750	3349.02	20110201	0

	41	42	43	44	45	46	47	48	49	50
Key	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103

	51	52	53	54	55	56	57	58	59	60
Key	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103

	61	62	63	64	65	66	67	68	69	70
Key	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1		0				0		0	0
2		0				0		0	0
3		0				0		0	0
4		0				0		0	0
5		0				0		0	0
6		0				0		0	0
7		0				0		0	0
8		0				0		0	0
9		0				0		0	0
10		0				0		0	0
11		0				0		0	0
12		0				0		0	0
13		0				0		0	0
14		0				0		0	0
15		0				0		0	0
16		0				0		0	0
17		0				0		0	0
18		0				0		0	0
19		0				0		0	0
20		0				0		0	0
21		0				0		0	0
22		0				0		0	0
23		0				0		0	0
24		0				0		0	0
25		0				0		0	0
26		0				0		0	0
27		0				0		0	0
28		0				0		0	0
29		0				0		0	0
30		0				0		0	0
31		0				0		0	0
32		0				0		0	0
33		0				0		0	0
34		0				0		0	0
35		0				0		0	0
36		0				0		0	0
37		0				0		0	0
38		0				0		0	0
39		0				0		0	0
40		0				0		0	0
41		0				0		0	0
42		0				0		0	0
43		0				0		0	0
44		0				0		0	0
45		0				0		0	0
46		0				0		0	0
47		0				0		0	0
48		0				0		0	0
49		0				0		0	0
50		0				0		0	0
51		0				0		0	0
52		0				0		0	0
53		0				0		0	0
54		0				0		0	0
55		0				0		0	0
56		0				0		0	0
57		0				0		0	0
58		0				0		0	0
59		0				0		0	0
60		0				0		0	0
61		0				0		0	0
62		0				0		0	0
63		0				0		0	0
64		0				0		0	0
65		0				0		0	0
66		0				0		0	0
67		0				0		0	0
68		0				0		0	0
69		0				0		0	0
70		0				0		0	0
71		0				0		0	0
72		0				0		0	0
73		0				0		0	0
74		0				0		0	0
75		0				0		0	0
76		0				0		0	0
77		0				0		0	0
78		0				0		0	0
79		0				0		0	0
80		0				0		0	0
81		0				0		0	0
82		0				0		0	0
83		0				0		0	0
84		0				0		0	0
85		0				0		0	0
86		0				0		0	0
87		0				0		0	0
88		0				0		0	0
89		0				0		0	0
90		0				0		0	0
91		0				0		0	0
92		0				0		0	0
93		0				0		0	0
94		0				0		0	0
95		0				0		0	0
96		0				0		0	0
97		0				0		0	0
98		0				0		0	0
99		0				0		0	0
100		0				0		0	0
101		0				0		0	0
102		0				0		0	0
103		0				0		0	0

	71	72	73	74	75	76	77	78	79	80
Key	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	1		1	591.00	3.5	0	0.67	1	20101217
2	1		1	3026.11	20		0.67	1	20110121
3	2		1	848.00	29.4	0	15.42	1	20110121
4	2		1	2578.00	15.7	15.3	10.42	1
5	2		1	566.00	6.5	99	16	1	20101217
6	1		0	1885.00	6.5		1.5	1
7	1		1	1427.00	29.93	0	3.92	1
8	2		1	19780.00	33.4	3.5	38	1
9	1		0	211.00	5.7	12	1.75	1
10	1		1	933.00	2	0	3.5	1
11	1		0	1934.00	2.3	4.2	2.08	1
12	1		0	6894.00	22		0.5	1
13	2		1	5527.15	13.3	13.3	7.92	1
14	2		1	10954.31	23	0	2.83	1
15	1		1	3356.69	21.6	0	10.58	1
16	1		1	65.00	7.8	14.1	10.58	1
17	1		1	1157.00	29.5	29.5	20.58	1
18	1		0	360.22	9	0	1.25	1
19	1		1	1241.00	10	0	4.08	1
20	2		0	4780.00	10.5		12	1
21	1		0	451.00	3	0	12.25	1
22	1		0	290.00	15.4	12.6	4.58	1
23	2		1	4960.00	12	0	9.67	1
24	1		1	3213.73	28	0	29	1
25	1		0	30.00	17.2	11	3.75	1
26	1		0	8139.00	23.4			1
27	1		0	2509.00	10.51	0	3	1	20110121
28	1		1	126.00	10.4	10.4	3.33	1
29	1		1	2293.00	8		6	1
30	1		1	2353.00	3.67	0	5.33	1
31	1		0	157.00	18.8		4	1	20101217
32	1		0	969.00	2.4		6.5	1	20101217
33	1		0	1621.00	21		3	1	20101217
34	1		0	1686.00	0.2	0.5	1	1	20101217
35	1		0	8055.00	1.7	3.5	4.5	1	20101217
36	1		0	724.79	4.8		4.17	1
37	1		0	960.00	0.1	0	12.25	1	20101217
38	2		1	4744.96	20.5		5.5	1	20101217
39	1		0	1638.33	8.6	0	4.75	1	20101217
40	1		0	206.00	25.1	0	4.5	1	20101217
41	1		0	2873.00	0	9.1	10	1	20101217
42	1		0	2062.00	7.5	0	0.08	1	20110121
43	1		0	1184.00	22		0.25	1
44	1		0	538.00	2.9	0.9	5.17	1	20110121
45	1		0	1234.00	12.1		12	1	20101217
46	1		0	706.00	0.7		6	1	20101217
47	1		1	3342.00	16.6		18.75	1	20110121
48	1		0	2333.00	5.7	0	6.92	1	20110121
49	1		0	483.00	0	15.3	4	1	20101217
50	1		0	2471.00	2.6	0	7.5	1	20101217
51	1		0	141.00	0	4.8	2	1
52	1		0	2381.00	0.4	0	3.42	1	20101217
53	1		1	2707.04	8		2.33	1	20110121
54	1		0	275.00	22.6		1	1	20101217
55	1		1	635.00	0	1.2	9.33	1
56	3		1	243.00	18	0	10	1
57	1		0	1796.00	26	5	3.25	1
58	1		0	926.28	13	0	15.67	1	20110121
59	1		0	141.00	2	0	3.92	1
60	1		1	701.00	13.9		8.5	1	20110121
61	3		1	15383.00	8.5		5.17	1
62	2		0	20345.83	2.6	8.6	2.5	1
63	1		0	663.00	6.5	6.25	2.75	1
64	1		0	4084.00	9.4	0.3	5	1
65	1		0	698.00	10.6	10.5	6.67	1
66	2		0	20326.36	0	22	13.5	1
67	1		0	3705.00	3.1		3	1
68	1		0	1902.00	0.42	10.59	2.83	1	20110121
69	1		0	1296.26	8.2		7.17	1
70	1		0	1242.00	0	3.2	7.08	1
71	1		0	15822.45	0.1		5.08	1
72	1		1	3881.19	6	0	0.3	1
73	1		0	4114.25	14.7	0	8.58	1	20110121
74	1		0	289.00	3.2		3.67	1
75	4		1	17348.00	11.2	8.3	6.25	1
76	1		0	628.00	3.2		2.83	1
77	2		1	5253.00	0	12.5	9.5	1
78	1		0	128.00	4.5		3.25	1
79	1		0	1070.00	0.7	0	12.58	1
80	1		0	1254.00	3	0	3.67	1
81	1		0	1781.00	7.9	0	4.17	1
82	1		1	65.00	6	0	1	1
83	2		0	1190.00	3.5	0	2.58	1
84	1		1	2446.00	33	0	3.83	1
85	1		0	90.00	12		1.5	1
86	1		0	82.00	7.3	0		1
87	2		1	254.34	99	99	11.75	1
88	1		0	1307.00	0.3			1
89	2		0	4679.57	11.67	0	1.33	1
90	1		0	95.00	7.09		1.5	1
91	2		0	8310.00	11.76	0	9.75	1
92	2		0	1807.00	8.5	0	4.08	1
93	2		1	2306.00	20.9	3	15.75	1
94	2		0	864.66	5.09	0	0.25	1
95	1		0	1640.16	19.5	19.5		1
96	2		1	16906.67	18		1.67	1
97	2		0	3310.35	99	0		1
98	3		0	124.00	10	0		1
99	2		0	7899.63	13			1
100	1		1	15.00	18.8		3	1
101	1		1	322.50	6.9	0	9.08	1
102	4		1	6067.00	28.5	28.6	18.58	1
103	1		0	4506.95	0	8	4.5	1

	81	82	83	84	85		86	87	88	89	90
Key	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower
1						769	761
2						735	738
3						783	770
4						777
5						794	781
6						785
7						725
8						754
9						782
10						793
11						779
12						786
13						777
14						788
15						729
16						801
17						801
18						784
19						762
20						766
21						777
22						784
23						787
24						712
25						792
26						766
27						778	795
28						783
29						787
30						793
31						792	774
32						791	781
33						751	781
34						777	768
35						753	678
36						807
37						768	761
38						778	781
39						771	770
40						703	775
41						778	788
42						789	799
43						778
44						758	768
45						757	727
46						787	775
47						801	780
48						724	731
49						787	798
50						782	792
51						793
52						739	781
53						795	795
54						765	768
55						793
56						777
57						751
58						770	702
59						799
60						787	801
61						797
62						729
63						774
64						772
65						776
66						741
67						740
68						767	799
69						784
70						790
71						790
72						739
73						718	756
74						801
75						771
76						788
77						785
78						808
79						746
80						789
81						765
82						787
83						792
84						793
85						791
86						786
87						768
88						733
89						790
90						772
91						757
92						793
93						755
94						778
95						769
96						730
97						766
98						796
99						759
100						796
101						781
102						781
103						802

	91	92	93	94	95	96	97	98	99	100
Key	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income
1							777777000000			0.00
2							777777700000			58412.00
3							777777700000			17579.00
4							777777770000			18289.00
5							777777000000			0.00
6							777777770000			37041.00
7							777777770000			33386.41
8							777777770000			87315.00
9							777777770000			25092.08
10							777777777000			0.00
11							777777770000			10875.00
12							777777777000			36416.00
13							777777770000			18361.00
14							777777777000			20417.00
15							777777777700			23198.00
16							777777777000			13750.00
17							777777777000			28958.00
18							777777777000			46700.08
19							777777777000			19500.00
20							777777777000			29181.00
21							777777777700			38233.00
22							777777777700			22371.00
23							777777777700			43233.00
24							777777777700			44382.00
25							777777777770			12126.00
26							777777777770			45746.00
27							777777700000			38662.44
28							777777777770			1663.00
29							777777770000			25618.00
30							777777777700			24997.00
31							777777000000			19056.00
32							777777000000			20483.00
33							777777000000			17772.26
34							777770000000			7500.00
35							777777000000			41666.66
36							777777770000			36667.00
37							777770000000			12500.00
38							777777000000			4166.66
39							777777000000			20000.00
40							777777000000			14583.33
41							777777000000			0.00
42							777777000000			18916.43
43							777777770000			13333.00
44							777777700000			9765.00
45							777777000000			18471.46
46							777777000000			15000.00
47							777777700000			117126.00
48							777777700000			28749.98
49							777777000000			0.00
50							777777000000			0.00
51							777777770000			0.00
52							777777000000			33333.00
53							777777700000			29652.00
54							777777000000			14900.00
55							777777777000			0.00
56							777777777700			189124.00
57							777777770000			22175.00
58							777777700000			26116.00
59							777777770000			23258.78
60							777777700000			16450.00
61							777777777000			21677.00
62							777777770000			31466.00
63							777777770000			12083.07
64							777777770000			30833.00
65							777777770000			0.00
66							777777770000			0.00
67							777777770000			18278.00
68							777777700000			10416.67
69							777777777000			20833.00
70							777777777000			0.00
71							777777770000			116666.34
72							777777777000			61181.00
73							777777700000			32500.00
74							777777777700			23311.00
75							777777770000			23525.33
76							777777770000			16029.02
77							777777777000			31232.00
78							777777777000			22010.47
79							777777777700			33333.34
80							777777777000			21142.86
81							777777770000			21987.85
82							777777777700			18204.00
83							777777777000			25300.00
84							777777777700			47099.00
85							777777777000			68712.67
86							777777777700			11913.28
87							777777777770			0.00
88							777777777700			13083.33
89							777777777770			37950.59
90							777777777700			26757.00
91							777777777770			48031.00
92							777777777770			23954.88
93							777777777770			35635.00
94							777777777770			34630.00
95							777777777770			14767.00
96							777777777700			73014.00
97							777777777770			0.00
98							777777777770			27341.00
99							777777777770			34546.00
100							777777777770			14063.00
101							777777777700			60593.00
102							777777777770			13537.00
103							777777777770			0.00

	101	102	103	104	105	106	107	108	109	110
Key	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1	0.00	50907.00	0.00	0.00	50907.00	Y	5		3
2		0.00		58412.00	58412.00	Y	5		3
3	0.00	2869.69	0.00	17579.00	20448.69	Y	5		3
4	0.00	0.00	14118.00	18289.00	32407.00	Y	5		3
5	0.00	39628.79	10821.75	0.00	50450.54	Y	5		3
6		0.00		37041.00	37041.00	Y	5		3
7	0.00	0.00	0.00	33386.41	33386.41	Y	5		3
8	7583.00	4333.00	0.00	94898.00	99231.00	Y	5		3
9	25092.08	0.00	0.00	50184.16	50184.16	Y	5		3
10	0.00	20100.00	0.00	0.00	20100.00	Y	5		3
11	5768.50	0.00	0.00	16643.50	16643.50	Y	5		3
12		0.00		36416.00	36416.00	Y	5		3
13	16864.00	0.00	0.00	35225.00	35225.00	Y	5		3
14	0.00	53388.00	0.00	20417.00	73805.00	Y	5		3
15	0.00	5037.00	0.00	23198.00	28235.00	Y	5		3
16	9583.35	0.00	0.00	23333.35	23333.35	Y	5		3
17	3500.00	0.00	0.00	32458.00	32458.00	Y	5		3
18	0.00	0.00	0.00	46700.08	46700.08	Y	5		3
19	0.00	36892.00	0.00	19500.00	56392.00	Y	5		3
20		0.00		29181.00	29181.00	Y	5		3
21	0.00	0.00	0.00	38233.00	38233.00	Y	5		3
22	8490.00	0.00	0.00	30861.00	30861.00	Y	5		3
23	0.00	0.00	0.00	43233.00	43233.00	Y	5		3
24	0.00	0.00	0.00	44382.00	44382.00	Y	5		3
25	6875.00	0.00	0.00	19001.00	19001.00	Y	5		3
26		0.00		45746.00	45746.00	Y	5		3
27	0.00	0.00	0.00	38662.44	38662.44	Y	5		3
28	39914.00	-263.00	0.00	41577.00	41314.00	Y	5		3
29		793.00		25618.00	26411.00	Y	5		3
30	0.00	14252.00	0.00	24997.00	39249.00	Y	5		3
31		3429.33		19056.00	22485.33	Y	5		3
32		0.00		20483.00	20483.00	Y	5		3
33		0.00		17772.26	17772.26	Y	5		3
34	0.00	3676.00	3559.00	7500.00	14735.00	Y	4		3
35	20547.00	0.00	0.00	62213.66	62213.66	Y	5		3
36		0.00		36667.00	36667.00	Y	5		3
37	0.00	2376.00	0.00	12500.00	14876.00	Y	4		3
38		16986.92		4166.66	21153.58	Y	5		3
39	0.00	0.00	0.00	20000.00	20000.00	Y	5		3
40	0.00	0.00	0.00	14583.33	14583.33	Y	5		3
41	24871.58	0.00	0.00	24871.58	24871.58	Y	5		3
42	0.00	2403.54	0.00	18916.43	21319.97	Y	5		3
43		0.00		13333.00	13333.00	Y	5		3
44	5000.00	0.00	0.00	14765.00	14765.00	Y	5		3
45		0.00		18471.46	18471.46	Y	5		3
46		0.00		15000.00	15000.00	Y	5		3
47		-2640.00		117126.00	114486.00	Y	5		3
48	0.00	-613.08	0.00	28749.98	28136.90	Y	5		3
49	34276.31	0.00	0.00	34276.31	34276.31	Y	5		3
50	0.00	30994.25	905.00		31899.25	Y	5		3
51	35733.10	0.00	0.00	35733.10	35733.10	Y	5		3
52	0.00	0.00	0.00	33333.00	33333.00	Y	5		3
53		-68.00		29652.00	29584.00	Y	5		3
54		0.00		14900.00	14900.00	Y	5		3
55	15417.00	0.00	0.00	15417.00	15417.00	Y	5		3
56	0.00	2613.58	0.00	189124.00	191737.58	Y	5		3
57	9667.00	0.00	0.00	31842.00	31842.00	Y	5		3
58	0.00	0.00	0.00	26116.00	26116.00	Y	5		3
59	0.00	0.00	0.00	23258.78	23258.78	Y	5		3
60		0.00		16450.00	16450.00	Y	5		3
61		49897.00		21677.00	71574.00	Y	5		3
62	27048.34	0.00	0.00	58514.34	58514.34	Y	5		3
63	8366.00	0.00	0.00	20449.07	20449.07	Y	5		3
64	0.00	0.00	0.00	30833.00	30833.00	Y	5		3
65	0.00	0.00	35289.50		35289.50	Y	5		3
66	172425.00	0.00	0.00	172425.00	172425.00	Y	5		3
67		0.00		18278.00	18278.00	Y	5		3
68	11453.86	0.00	0.00	21870.53	21870.53	Y	5		3
69		0.00		20833.00	20833.00	Y	5		3
70	10444.00	3773.40	0.00	10444.00	14217.40	Y	5		3
71		0.00		116666.34	116666.34	Y	5		3
72	0.00	0.00	0.00	61181.00	61181.00	Y	5		3
73	0.00	0.00	0.00	32500.00	32500.00	Y	5		3
74		0.00		23311.00	23311.00	Y	5		3
75	43627.66	0.00	0.00	67152.99	67152.99	Y	5		3
76		0.00		16029.02	16029.02	Y	5		3
77	0.00	-1589.00	0.00	31232.00	29643.00	Y	5		3
78		0.00		22010.47	22010.47	Y	5		3
79	0.00	0.00	0.00	33333.34	33333.34	Y	5		3
80	0.00	0.00	0.00	21142.86	21142.86	Y	5		3
81	0.00	0.00	0.00	21987.85	21987.85	Y	5		3
82	0.00	1892.00	0.00	18204.00	20096.00	Y	5		3
83	0.00	-140.00	0.00	25300.00	25160.00	Y	5		3
84	0.00	0.00	0.00	47099.00	47099.00	Y	5		3
85		0.00		68712.67	68712.67	Y	5		3
86	0.00	0.00	0.00	11913.28	11913.28	Y	5		3
87	0.00	14624.00	1634.00		16258.00	Y	5		3
88		0.00		13083.33	13083.33	Y	5		3
89	0.00	0.00	0.00	37950.59	37950.59	Y	5		3
90		0.00		26757.00	26757.00	Y	5		3
91	0.00	0.00	0.00	48031.00	48031.00	Y	5		3
92	0.00	0.00	0.00	23954.88	23954.88	Y	5		3
93	1100.00	0.00	0.00	36735.00	36735.00	Y	5		3
94	0.00	0.00	0.00	34630.00	34630.00	Y	5		3
95	8375.00	0.00	0.00	23142.00	23142.00	Y	5		3
96		0.00		73014.00	73014.00	Y	5		3
97	0.00	23249.00	0.00		23249.00	Y	5		3
98	0.00	615.00	0.00	27341.00	27956.00	Y	5		3
99		0.00		34546.00	34546.00	Y	5		3
100		0.00		14063.00	14063.00	Y	5		3
101	0.00	0.00	0.00	60593.00	60593.00	Y	5		3
102	16552.00	0.00	0.00	30089.00	30089.00	Y	4		3
103	19562.00	0.00	0.00	19562.00	19562.00	Y	5		3

	111	112	113	114	115	116	117	118	119	120
Key	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State
1	4		213942.34	5585.31	0.119537		1	0.000000	CHAPIN	SC
2	4		182688.87	15604.46	0.267145		1	0.000000	PARKER	CO
3	3		499760.62	5634.14	0.275526		1	0.000000	FEDERAL WAY	WA
4	4		62939.20	7606.06	0.234704		1	0.000000	OREGON CITY	OR
5	4		602675.00	6407.14	0.152630		1	100.000000	LA QUINTA	CA
6	4		112340.19	7315.31	0.179000		1	0.000000	ANN ARBOR	MI
7	3		32804.78	8681.84	0.260041		1	0.000000	SEATTLE	WA
8	4		803437.35	27968.83	0.281856		1	0.000000	CANNON BEACH	OR
9	4		905429.56	9572.23	0.189300		1	0.000000	WOODINVILLE	WA
10	4		104792.62	5137.88	0.255616		1	0.000000	FALMOUTH	ME
11	4		141329.01	6673.75	0.401000		1	0.000000	SOLON	OH
12	4		56775.72	12198.39	0.330800		1	0.000000	BRUNSWICK	ME
13	4		72591.40	11238.05	0.373300		1	0.000000	WOODINVILLE	WA
14	4		154999.83	19686.87	0.250700		1	0.000000	PORTLAND	OR
15	4		631624.63	8270.61	0.292920		1	0.000000	BELLINGHAM	WA
16	4		114488.08	7266.28	0.311412		1	0.000000	BELLEVUE	WA
17	4		903958.50	11865.80	0.382400		1	0.000000	WEST LINN	OR
18	4		187438.83	6483.44	0.153100		1	0.000000	ISSAQUAH	WA
19	4		234386.29	6595.94	0.116900		1	0.000000	STEILACOOM	WA
20	4		700864.26	10420.70	0.394400		1	100.000000	HINCKLEY	OH
21	4		525488.61	14366.62	0.375200		1	0.000000	MERCER ISLAND	WA
22	4		574091.55	4587.44	0.148648		1	0.000000	CHERRY HILLS VILLAGE	CO
23	3		358252.69	9667.59	0.246900		1	100.000000	GIG HARBOR	WA
24	4		2013483.23	11807.23	0.266036		1	100.000000	SEATTLE	WA
25	4		101923.26	5492.65	0.254100		1	0.000000	SEATTLE	WA
26	4		354557.59	17337.49	0.370900		1	91.660000	LAKE LEELANAU	MI
27	4		176546.62	8728.33	0.225757		1	0.000000	AUSTIN	TX
28	4		682318.22	12526.07	0.302800		1	0.000000	LOUDON	TN
29	4		310460.51	8121.26	0.242900		1	100.000000	HENDERSONVILLE	TN
30	4		146889.50	6784.96	0.172870		1	0.000000	COLLIERVILLE	TN
31	4		55910.82	6962.98	0.309668		1	0.000000	EDWARDS	CO
32	4		282560.60	6762.97	0.330175		1	0.000000	FREMONT	CA
33	3		645197.53	6218.97	0.349926		1	0.000000	PLANO	TX
34	3		111296.70	5554.64	0.376969		1	100.000000	AUSTIN	TX
35	4		509851.70	15255.74	0.245215		1	100.000000	SACRAMENTO	CA
36	4		125423.79	5703.71	0.148200		1	0.000000	ATLANTA	GA
37	4		2473202.94	5571.68	0.374542		1	100.000000	SEVERNA PARK	MD
38	4		397810.21	8059.60	0.381004		1	100.000000	TEMPE	AZ
39	4		82162.55	7811.03	0.390552		1	100.000000	LEAWOOD	KS
40	4		493414.45	4687.91	0.321457		1	100.000000	SEATTLE	WA
41	4		960057.34	10034.90	0.403469		1	33.330000	EL DORADO HILLS	CA
42	3		290687.23	7582.18	0.355637		1	0.000000	NAPERVILLE	IL
43	4		453538.33	4832.53	0.362449		1	100.000000	SEATTLE	WA
44	4		111055.99	5414.08	0.366683		1	0.000000	ANNAPOLIS	MD
45	4		171504.31	7091.52	0.383918		1	100.000000	SEVERNA PARK	MD
46	4		129077.02	4145.87	0.276391		1	100.000000	GOLDEN	CO
47	4		517824.82	9965.31	0.087044		1	0.000000	ATHERTON	CA
48	4		112075.56	8316.12	0.295559		1	100.000000	LUTZ	FL
49	4		2049651.10	7704.52	0.224777		1	0.000000	SOLANA BEACH	CA
50	4		961047.36	6442.57	0.201966		1	100.000000	CAREFREE	AZ
51	4		193675.62	5468.96	0.144800		1	0.000000	TULSA	OK
52	4		866551.47	11462.23	0.343870		1	100.000000	CLYDE HILL	WA
53	4		195234.29	11536.95	0.389973		1	0.000000	ARCADIA	CA
54	3		379303.09	4427.38	0.297140		1	100.000000	CARMEL	IN
55	3		222233.52	4633.44	0.300541		1	0.000000	ANN ARBOR	MI
56	4		387226.72	4752.73	0.025114		1	0.000000	TOMBALL	TX
57	4		548362.78	6300.45	0.197866		1	100.000000	NEWBURYPORT	MA
58	4		4207001.47	9664.99	0.370079		1	100.000000	RANCHO SANTA FE	CA
59	4		209552.97	5197.86	0.223479		1	0.000000	PHILADELPHIA	PA
60	4		74275.72	4368.99	0.265592		1	100.000000	NASHVILLE	TN
61	4		1158246.89	26567.85	0.325700		1	0.000000	HARBOR SPRINGS	MI
62	4		464243.14	25544.54	0.337257		1	100.000000	ARVADA	CO
63	4		324295.21	7012.35	0.308000		1	0.000000	NOVATO	CA
64	3		758651.59	12300.47	0.398938		1	0.000000	GREENWICH	CT
65	3		153816.84	13516.07	0.383005		1	0.000000	SAN FRANCISCO	CA
66	4		648002.77	29392.92	0.167800		1	100.000000	DALLAS	TX
67	4		90926.30	6968.96	0.305700		1	0.000000	TUCSON	AZ
68	4		166034.88	8194.80	0.374696		1	100.000000	RIVER FOREST	IL
69	3		102060.23	5219.72	0.243400		1	0.000000	CLAYTON	MO
70	4		356168.35	6088.35	0.358900		1	0.000000	SHAVER LAKE	CA
71	4		2219964.70	25865.75	0.261200		1	100.000000	MONTVILLE	NJ
72	4		1411860.88	11091.18	0.181285		1	0.000000	ARLINGTON	VA
73	4		32633.35	8188.10	0.251942		1	100.000000	AUSTIN	TX
74	4		876056.19	7206.90	0.311200		1	0.000000	SAN MARINO	CA
75	4		532708.23	23862.21	0.286800		1	100.000000	LUDLOW	VT
76	4		103875.40	4591.57	0.286454		1	0.000000	DOWNINGTOWN	PA
77	3		51293.31	11617.87	0.368800		1	0.000000	WAYZATA	MN
78	3		1016033.80	6464.02	0.293679		1	0.000000	SEATTLE	WA
79	3		893555.13	8120.75	0.243622		1	0.000000	WINNETKA	IL
80	4		818682.50	6792.84	0.303400		1	0.000000	MUNDELEIN	IL
81	4		343793.85	7743.23	0.388000		1	100.000000	KIRKLAND	WA
82	4		2504941.49	6065.98	0.370400		1	0.000000	ASPEN	CO
83	4		200151.26	8319.69	0.314200		1	0.000000	SAN DIEGO	CA
84	4		50290.28	8390.77	0.178152		1	0.000000	VASHON	WA
85	4		214579.91	9746.09	0.141800		1	0.000000	SHORT HILLS	NJ
86	4		89954.11	4144.96	0.347900		1	100.000000	WESTFORD	MA
87	3		1050873.17	4624.25	0.309500		1	0.000000	MENDOCINO	CA
88	4		297841.69	5112.48	0.390800		1	100.000000	PALMETTO BAY	FL
89	4		3847995.00	13038.54	0.264208		1	0.000000	OKLAHOMA CITY	OK
90	3		253996.00	6148.18	0.229778		1	0.000000	SEATTLE	WA
91	4		1421270.12	13712.19	0.285486		1	0.000000	ACTON	MA
92	4		177506.04	7613.86	0.308200		1	0.000000	FOREST HILLS	NY
93	3		2419140.81	7979.65	0.205300		1	0.000000	WINNETKA	IL
94	4		1188854.89	8869.03	0.264900		1	0.000000	LAFAYETTE	CA
95	4		182281.81	4758.58	0.205625		1	100.000000	SCOTTSDALE	AZ
96	4		718080.52	21705.89	0.297284		1	100.000000	SAN ANTONIO	TX
97	4		2137462.91	4869.29	0.338500		1	100.000000	SCOTTSDALE	AZ
98	4		924004.83	4574.77	0.163618		1	100.000000	BOISE	ID
99	4		337773.60	11143.96	0.322600		1	100.000000	QUINCY	WA
100	4		128338.77	5158.04	0.360200		1	0.000000	GIG HARBOR	WA
101	4		183970.91	6495.39	0.123100		1	0.000000	LOOKOUT MOUNTAIN	TN
102	4		836387.01	10488.71	0.343400		1	0.000000	ANN ARBOR	MI
103	3		1850455.34	8485.19	0.367800		1	0.000000	ORLEANS	MA

	121	122	123	124	125	126	127	128	129	130
Key	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2
1	29036	7	1		1150000.00	3	20100614
2	80134	7	1		2700000.00	3	20100722
3	98023	1	1		900000.00	3	20100622
4	97045	1	1		875000.00	3	20100716
5	92253	7	2	970000.00	1000000.00	3	20100709
6	48104	1	1		1050000.00	3	20100803
7	98199	1	1		1475000.00	3	20100726
8	97110	1	2		2000000.00	3	20100721
9	98072	1	1		1760000.00	3	20100809
10	04105	1	1		840000.00	3	20100803
11	44139	1	1		820000.00	3	20100811
12	04011	7	1		1150000.00	3	20100810
13	98077	1	1		1500000.00	3	20100811
14	97210	1	1		2800000.00	3	20100824
15	98229	1	1		1750000.00	3	20100819
16	98006	1	1		1500000.00	3	20100831
17	97068	1	1		1700000.00	3	20100902
18	98027	1	1		1345000.00	3	20100901
19	98388	7	1		1050000.00	3	20101004
20	44233	7	1	1080000.00	1080000.00	3	20100929
21	98040	1	1		3500000.00	3	20101004
22	80113	7	1		980000.00	3	20101019
23	98335	1	1	872000.00	890000.00	3	20101014
24	98199	1	1	2120000.00	2200000.00	3	20101021
25	98118	1	1		1050000.00	3	20101110
26	49653	1	1	1500000.00	1500000.00	3	20101107
27	78732	7	1		950000.00	3	20100726
28	37774	1	1		1375000.00	3	20100908
29	37075	1	1	1200000.00	1290000.00	3	20100929
30	38017	7	1		950000.00	3	20101025
31	81632	7	1		1337000.00	3	20100526
32	94539	1	1		1270000.00	3	20100607
33	75093	7	1		730000.00	3	20100605
34	78734	1	1	675000.00	715000.00	3	20100607
35	95864	1	1	1260000.00	1260000.00	3	20100610
36	30327	1	1		825000.00	3	20100621
37	21146	7	1	950000.00	995000.00	3	20100616
38	85284	7	1	599000.00	600000.00	3	20100615
39	66224	7	1	1250000.00	1280000.00	3	20100616
40	98144	1	1	1060000.00	1075000.00	3	20100614
41	95762	7	1	1410000.00	1435000.00	3	20100616
42	60540	1	1		955000.00	3	20100413
43	98115	1	1	765000.00	765000.00	3	20100929
44	21401	1	1		970000.00	3	20100624
45	21146	1	1	975000.00	985000.00	3	20100628
46	80401	7	1	650000.00	686000.00	3	20100628
47	94027	1	1		1575000.00	3	20100702
48	33558	7	1	900000.00	900000.00	3	20100630
49	92075	1	1		1800000.00	3	20100629
50	85377	1	1	1300000.00	1300000.00	3	20100629
51	74137	7	1		910000.00	3	20100709
52	98004	1	1	2500000.00	2500000.00	3	20100713
53	91007	1	1		1745000.00	3	20100707
54	46032	7	1	700000.00	725000.00	3	20100713
55	48104	1	1		700000.00	3	20100711
56	77377	1	1		1000000.00	3	20101006
57	01950	1	1	950000.00	953000.00	3	20100720
58	92067	7	1	2950000.00	2950000.00	3	20100719
59	19118	1	1		825000.00	3	20100723
60	37205	1	1	915000.00	915000.00	3	20100730
61	49740	1	2		2200000.00	3	20100924
62	80007	7	1	1115000.00	1118000.00	3	20100728
63	94945	7	1		1150000.00	3	20100803
64	06830	1	1		2550000.00	3	20100728
65	94118	1	1		2900000.00	3	20100808
66	75220	1	1	2310000.00	2320000.00	3	20100808
67	85749	1	1		745000.00	3	20100810
68	60305	1	1	1070000.00	1100000.00	3	20100810
69	63105	1	1		725000.00	3	20100808
70	93664	7	1		1000000.00	3	20100903
71	07045	1	1	2800000.00	2450000.00	3	20100824
72	22207	1	1		1600000.00	3	20100617
73	78746	1	1	765000.00	765000.00	3	20100819
74	91108	1	1		1475000.00	3	20100826
75	05149	1	3	1050000.00	1050000.00	3	20100827
76	19335	1	1		762500.00	3	20100827
77	55391	1	1		1750000.00	3	20100824
78	98112	1	1		1720000.00	3	20100830
79	60093	1	1		1300000.00	3	20100902
80	60060	7	1		1100000.00	3	20100910
81	98033	1	1	1305000.00	1415000.00	3	20100902
82	81611	1	1		5700000.00	3	20100917
83	92130	7	1		1450000.00	3	20101001
84	98070	1	1		1250000.00	3	20100907
85	07078	1	1		2300000.00	3	20100911
86	01886	1	1	728000.00	728000.00	3	20101019
87	95460	1	1		1100000.00	3	20101102
88	33158	7	1	580000.00	575000.00	3	20100923
89	73142	7	1		2200000.00	3	20101020
90	98115	1	1		1500000.00	3	20101015
91	01720	1	1		1050000.00	3	20101015
92	11375	1	1		1175000.00	3	20101027
93	60093	1	1		1200000.00	3	20101026
94	94549	1	1		2075000.00	3	20101101
95	85255	7	1	624000.00	650000.00	3	20101104
96	78261	7	1	800000.00	825000.00	3	20101129
97	85259	7	2	693000.00	735000.00	3	20101126
98	83712	7	1	890000.00	840000.00	3	20101117
99	98848	1	1	625000.00	633000.00	3	20101207
100	98335	1	1		1045000.00	3	20100826
101	37350	1	1		1400000.00	3	20100811
102	48103	1	1		826000.00	3	20101108
103	02653	1	2		960000.00	3	20101117

	131	132	133	134	135	136	137	138	139	140
Key	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?
1					0.764540	0.764540	0	0	0
2					0.648100	0.602590	0	0	0
3					0.737780	0.737780	0	0	0
4					0.800000	0.800000	0	0	0
5					0.750000	0.750000	0	0	0
6					0.790480	0.790480	0	0	0
7					0.799930	0.637210	0	0	0
8					0.633750	0.633750	0	0	0
9					0.750000	0.750000	0	0	0
10					0.664390	0.664390	0	0	0
11					0.788720	0.715550	0	0	0
12					0.696430	0.696430	0	0	0
13					0.530000	0.530000	0	0	0
14					0.521360	0.521360	0	0	0
15					0.401310	0.401310	0	0	0
16					0.750000	0.416670	0	0	0
17					0.800000	0.550000	0	0	0
18					0.672790	0.672790	0	0	0
19					0.691430	0.691430	0	0	0
20					0.800000	0.800000	0	0	0
21					0.464290	0.342860	0	0	0
22					0.689290	0.556630	0	0	0
23					0.800000	0.800000	0	0	0
24					0.542450	0.542450	0	0	0
25					0.750000	0.750000	0	0	0
26					0.800000	0.666670	0	0	0
27					0.800000	0.800000	0	0	0
28					0.750000	0.750000	0	0	0
29					0.750000	0.666670	0	0	0
30					0.649470	0.649470	0	0	0
31					0.747940	0.747940	0	0	0
32					0.730420	0.595900	0	0	0
33					0.727120	0.727120	0	0	0
34					0.800000	0.800000	0	0	0
35					0.793650	0.793650	0	0	0
36					0.770110	0.770110	0	0	0
37					0.678950	0.678950	0	0	0
38					0.800000	0.800000	0	0	0
39					0.660000	0.660000	0	0	0
40					0.636790	0.636790	0	0	0
41					0.680850	0.680850	0	0	0
42					0.798325	0.798325	0	0	0
43					0.800000	0.800000	0	0	0
44					0.723710	0.723710	0	0	0
45					0.800000	0.800000	0	0	0
46					0.750000	0.750000	0	0	0
47					0.799479	0.628690	0	0	0
48					0.800000	0.800000	0	0	0
49					0.800000	0.530000	0	0	0
50					0.461540	0.461540	0	0	0
51					0.774250	0.774250	0	0	0
52					0.550000	0.550000	0	0	0
53					0.744990	0.744990	0	0	0
54					0.800000	0.800000	0	0	0
55					0.706710	0.706710	0	0	0
56					0.600000	0.600000	0	0	0
57					0.750000	0.750000	0	0	0
58					0.322030	0.322030	0	0	0
59					0.727270	0.727270	0	0	0
60					0.612020	0.612020	0	0	0
61					0.624050	0.624050	0	0	0
62					0.582960	0.582960	0	0	0
63					0.800000	0.739130	0	0	0
64					0.510530	0.412490	0	0	0
65					0.597900	0.597900	0	0	0
66					0.649350	0.649350	0	0	0
67					0.648590	0.648590	0	0	0
68					0.719630	0.719630	0	0	0
69					0.748970	0.748970	0	0	0
70					0.700000	0.700000	0	0	0
71					0.700000	0.700000	0	0	0
72					0.684690	0.684690	0	0	0
73					0.750000	0.750000	0	0	0
74					0.714440	0.646640	0	0	0
75					0.650000	0.650000	0	0	0
76					0.673300	0.673300	0	0	0
77					0.422710	0.422710	0	0	0
78					0.512780	0.512780	0	0	0
79					0.740920	0.625540	0	0	0
80					0.619090	0.619090	0	0	0
81					0.689660	0.689660	0	0	0
82					0.175440	0.157890	0	0	0
83					0.775170	0.670340	0	0	0
84					0.749517	0.668320	0	0	0
85					0.521740	0.521740	0	0	0
86					0.800000	0.800000	0	0	0
87					0.556590	0.556590	0	0	0
88					0.800000	0.800000	0	0	0
89					0.499550	0.499550	0	0	0
90					0.560770	0.560770	0	0	0
91					0.696190	0.696190	0	0	0
92					0.756550	0.756550	0	0	0
93					0.545750	0.504080	0	0	0
94					0.530120	0.530120	0	0	0
95					0.750000	0.750000	0	0	0
96					0.750000	0.750000	0	0	0
97					0.700000	0.700000	0	0	0
98					0.750000	0.750000	0	0	0
99					0.750000	0.750000	0	0	0
100					0.749950	0.693970	0	0	0
101					0.799900	0.511330	0	0	0
102					0.750000	0.750000	0	0	0
103					0.622990	0.622990	0	0	0

	141	142	143	144	145	146	147	148	149	150
Key	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103

	151	152	153	154	155	156	157
Key	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1								-4101.02	3	0
2								-50453.8	20
3								2738.37	40	0
4								-16139.5	15.7	15.3
5								-184791	30	0
6								-60040.1	15
7								-21158.9	30	0
8								0	35	35
9								-337329	12	12
10								-8332.68	2	0
11								-15000.1	19	21
12								204.8	25
13								-844.82	13.3	20
14								-6512.36	25	0
15								1537.31	21.6	0
16								-175000	15	15
17								-20640.3	29.5	29.5
18								-1654.36	16	0
19								-7484.98	20	0
20								-227023	25
21								81387.41	28	0
22								-13504.3	15.5	15
23								-247216	20	0
24								-975667	28	0
25								-67183.1	17.2	11
26								-307060	23.4
27								-19571.3	10.51	0
28								-218117	10.4	10.4
29								-307301	10
30								812.8	3.67	0
31								-11937.2	24
32								-19132.4	23
33								0	21
34								-128729	0	0
35								-269523	1.7	3.5
36								-14587.8	31.5
37								-327963	28	0
38								-114988	20.5
39								-410744	21	0
40								-392159	25.1	0
41								-459218	0	9.1
42								-6463.06	20	0
43								-155492	22
44								100.83	3	3
45								-217334	12.1
46								-145481	10
47								0	51
48								-176883	6	0
49								10095.32	0	15.3
50								-702779	2.6	2.6
51								-393.32	0	16
52								-1073989	10	0
53								-2595.29	15
54								-129648	22.6
55								1779.21	0	4
56								-15487	20	0
57								-213607	26	5
58								-2009001	13	0
59								-202910	13	0
60								-350897	13.9
61								-20059.2	30
62								-440352	15	8.6
63								-18148.6	6.5	15
64								-17172.8	20	25
65								-15701.8	0	10.5
66								-778848	0	22
67								56.91	3.1
68								-248670	20	10.59
69								-58656.5	8.2
70								-7994.43	0	35
71								-1132255	20
72								-10545.2	6	0
73								-189216	15	0
74								-3723.51	13
75								-289840	11.2	8.3
76								-13.57	3.2
77								777.33	12.5	0
78								121	5
79								-1252.62	0.7	0
80								-3215.06	28	0
81								-394003	7.9	0
82								1290.81	6	0
83								-3349.83	22	0
84								-4615.72	33	0
85								-55728.5	14
86								-154811	7.3	0
87								97.3	99	0
88								-141171	12
89								-48919.2	11.67	0
90								6	7.09
91								8016.81	11.76	0
92								-21887.3	8.5	0
93								20607.19	20.9	3
94								-25552.1	5.09	0
95								-158618	20	20
96								-199869	18
97								-215021	99	0
98								-221469	10	0
99								-161701	20
100								-7803.67	20
101								-12940.1	8	0
102								753.98	28.77	28.6
103								-6894.33	0	39

Key	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	20400801	0	0	0	0	0	0	Full	2 years	Y
2	121915	20400901	58412	0	0				Full	2 years	Y
3	0	20400901	17579	0	0	0	0	0	Full	2 years	Y
4	0	20401001	18289	0	0	0	0	0	Full	2 years	Y
5	0	20400801	0	0	0	0	0	0	Full	2 years	Y
6	0	20401001	20000	17041	0				Full	2 years	Y
7	156150	20401001	33386.41	0.00	0	0	0	0	Full	2 years	Y
8	0	20401001	87315	0	0	7583	0	0	Full	2 years	Y
9	0	20401001	25092.08	0.00	0.00	25092.08	0	0	Full	2 years	Y
10	0	20401101	0	0	0	0	0	0	Full	2 years	Y
11	59694	20401001	10875	0	0	5768.5	0	0	Full	2 years	Y
12	0	20401101	36416	0.00	0.00				Full	2 years	Y
13	0	20401001	18361	0.00	0.00	16864	0	0	Full	2 years	Y
14	0	20401101	20417	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
15	0	20401201	23198	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
16	500000	20401101	13750	0	0	9583.35	0	0	Full	2 years	Y
17	425000	20401101	28958	0.00	0.00	3500	0.00	0.00	Full	2 years	Y
18	0	20401101	46700.08	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
19	0	20401101	19500	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
20	0	20401101	19670	9511	0.00				Full	2 years	Y
21	425000	20401201	38233	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
22	86646	20401201	22371	0.00	0.00	8490	0.00	0.00	Full	2 years	Y
23	0	20401201	43233	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
24	0	20401201	44382	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
25	0	20410101	12126	0.00	0.00	6875	0.00	0.00	Full	2 years	Y
26	200000	20410101	45746	0.00	0.00				Full	2 years	Y
27	0	20400901	16666.67	0	21995.77	0	0	0	Full	2 years	Y
28	0	20410101	1663	0.00	0.00	39914	0.00	0.00	Full	2 years	Y
29	100000	20401001	25618	0.00	0.00				Full	2 years	Y
30	0	20401201	24997	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
31	0	20400801	19056	0.00	0.00				Full	2 years	Y
32	0	20400801	20483	0.00	0.00				Full	2 years	Y
33	0	20400801	13600	4172.26	0.00				Full	2 years	Y
34	0	20400701	7500	0	0	0	0	0	Full	1 year	Y
35	0	20400801	41666.66	0	0.00	20547	0.00	0.00	Full	2 years	Y
36	0	20401001	36667	0	0				Full	2 years	Y
37	0	20400701	12500	0	0.00	0	0.00	0.00	Full	1 year	Y
38	0	20400801	4166.66	0	0				Full	2 years	Y
39	0	20400801	20000	0	0.00	0	0.00	0.00	Full	2 years	Y
40	0	20400801	14583.33	0	0	0	0	0	Full	2 years	Y
41	0	20400801	0	0	0.00	24871.58	0.00	0.00	Full	2 years	Y
42	0	20400801	10583.43	8333	0	0	0	0	Full	2 years	Y
43	0	20401001	13333	0	0				Full	2 years	Y
44	0	20400901	6250	0	3515	5000	0	0	Full	2 years	Y
45	0	20400801	18471.46	0	0				Full	2 years	Y
46	0	20400801	15000	0	0				Full	2 years	Y
47	3002.28	20400901	117126	0	0				Full	2 years	Y
48	0	20400901	28749.98	0	0	0	0	0	Full	2 years	Y
49	14000	20400801	0	0	0	10415.6	0	23860.71	Full	2 years	Y
50	0	20400801	0	0	0	0	0	0	Full	2 years	Y
51	0	20401001	0.00	0.00	0.00	35733.1	0.00	0.00	Full	2 years	Y
52	0	20400801	33333	0	0	0	0	0	Full	2 years	Y
53	0	20400901	29652	0	0				Full	2 years	Y
54	0	20400801	14900	0	0				Full	2 years	Y
55	0	20401101	0	0	0	15417	0	0	Full	2 years	Y
56	0	20401201	189124	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
57	0	20401001	22175	0	0	9667	0	0	Full	2 years	Y
58	0	20400901	26116	0	0	0	0	0	Full	2 years	Y
59	0	20401001	23258.78	0	0	0	0	0	Full	2 years	Y
60	0	20400901	16450	0	0				Full	2 years	Y
61	0	20401101	21677	0.00	0.00				Full	2 years	Y
62	0	20401001	29575	1891	0	21133.34	5915	0	Full	2 years	Y
63	68580	20401001	12083.07	0.00	0.00	8366	0.00	0.00	Full	2 years	Y
64	250000	20401001	30833	0	0	0	0	0	Full	2 years	Y
65	0	20401001	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
66	0	20401001	0	0	0	57500	114925	0	Full	2 years	Y
67	0	20401001	18278	0.00	0.00				Full	2 years	Y
68	0	20400901	10416.67	0	0	11453.86	0	0	Full	2 years	Y
69	0	20401101	20833	0	0				Full	2 years	Y
70	0	20401101	0	0	0	10444	0	0	Full	2 years	Y
71	0	20401001	58333.34	58333	0				Full	2 years	Y
72	0	20401101	61181	0	0	0	0	0	Full	2 years	Y
73	0	20400901	32500	0	0	0	0	0	Full	2 years	Y
74	90846	20401201	23311	0.00	0.00				Full	2 years	Y
75	0	20401001	8458.33	0.00	15067	43627.66	0.00	0.00	Full	2 years	Y
76	0	20401001	16029.02	0	0				Full	2 years	Y
77	0	20401101	31232	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
78	0	20401101	19180	2830.47	0				Full	2 years	Y
79	150000	20401201	33333.34	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
80	0	20401101	21142.86	0	0	0	0	0	Full	2 years	Y
81	0	20401001	16557	5430.85	0.00	0	0.00	0.00	Full	2 years	Y
82	100000	20401201	8900	9304	0.00	0	0.00	0.00	Full	2 years	Y
83	149609	20401101	25300	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
84	82092	20401201	47099	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
85	0	20401101	16666.67	52046	0.00				Full	2 years	Y
86	0	20401201	11913.28	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
87	0	20410101	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
88	0	20401201	13083.33	0.00	0.00				Full	2 years	Y
89	0	20410101	18242.46	19708.13	0.00	0.00	0.00	0.00	Full	2 years	Y
90	0	20401201	10976	15781	0.00				Full	2 years	Y
91	0	20410101	41250	6781	0.00	0.00	0.00	0.00	Full	2 years	Y
92	0	20410101	23954.88	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
93	50000	20410101	35635	0.00	0.00	1100	0.00	0.00	Full	2 years	Y
94	0	20410101	19461	15169	0.00	0.00	0.00	0.00	Full	2 years	Y
95	0	20410101	14767	0	0.00	8375	0.00	0.00	Full	2 years	Y
96	0	20401201	73014	0.00	0.00				Full	2 years	Y
97	0	20410101	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
98	0	20410101	16667	10674	0.00	0.00	0.00	0.00	Full	2 years	Y
99	0	20410101	34546	0.00	0.00				Full	2 years	Y
100	25979	20410101	14063	0.00	0.00				Full	2 years	Y
101	402917	20401201	60593	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
102	0	20410101	13537	0.00	0.00	16552	0.00	0.00	Full	2 years	Y
103	0	20410101	0	0	0	19562	0.00	0.00	Full	2 years	Y

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Current Loan Amount	Mortgage loan outstanding principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Interest Paid Through Date	The date through which interest is paid with the current payment, which is the effective date from which interest will be calculated for the application of the next payment.	Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified
52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level	A code indicating the extent to which the borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification	A code indicating the extent to which the co-borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 1B

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6		8	9	10
Key	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Issuance Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1000200	0.002500			1000200	1	0817000001	1	1	0
2	1000200	0.002500			1000200	1	0817000002	1	1	0
3	1000200	0.002500			1000200	1	0817000003	1	1	0
4	1000200	0.002500			1000200	1	0817000004	1	1	0
5	1000200	0.002500			1000200	1	0817000005	1	1	0
6	1000200	0.002500			1000200	1	0817000006	1	1	0
7	1000200	0.002500			1000200	1	0817000007	1	1	0
8	1000200	0.002500			1000200	1	0817000008	1	1	0
9	1000200	0.002500			1000200	1	0817000024	1	1	0
10	1000200	0.002500			1000200	1	0817000029	1	1	0
11	1000200	0.002500			1000200	1	0817000009	1	1	0
12	1000200	0.002500			1000200	1	0817000010	1	1	0
13	1000200	0.002500			1000200	1	0817000011	1	1	0
14	1000200	0.002500			1000200	1	0817000012	1	1	0
15	1000200	0.002500			1000200	1	0817000013	1	1	0
16	1000200	0.002500			1000200	1	0817000014	1	1	0
17	1000200	0.002500			1000200	1	0817000027	1	1	0
18	1000200	0.002500			1000200	1	0817000030	1	1	0
19	1000200	0.002500			1000200	1	0817000016	1	1	0
20	1000200	0.002500			1000200	1	0817000031	1	1	0
21	1000200	0.002500			1000200	1	0817000033	1	1	0
22	1000200	0.002500			1000200	1	0817000017	1	1	0
23	1000200	0.002500			1000200	1	0817000034	1	1	0
24	1000200	0.002500			1000200	1	0817000019	1	1	0
25	1000200	0.002500			1000200	1	0817000020	1	1	0
26	1000200	0.002500			1000200	1	0817000021	1	1	0
27	1000200	0.002500			1000200	1	0817000023	1	1	0
28	1000200	0.002500			1000200	1	0817000036	1	1	0

	11	12	13	14	15	16	17	18	19	20
Key	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	7						1	4	0
2	7						1	4	0
3	7						1	4	0
4	9						1	4	0
5	7						1	0	0
6	9						1	0	0
7	7						1	4	0
8	7						1	0	0
9	3						1	0	0
10	9						1	0	0
11	9						1	4	0
12	7						1	4	0
13	6						1	4	0
14	9						1	0	0
15	7						1	4	0
16	7						1	0	0
17	7						1	4	0
18	3						1	4	0
19	9						1	0	0
20	3						1	0	0
21	9						1	0	0
22	7						1	4	0
23	9						1	0	0
24	7						1	4	0
25	9						1	0	0
26	9						1	4	0
27	7						1	0	0
28	9						1	4	0

	21	22	23	24	25	26	27	28	29	30
Key	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0.00		20101022	765254.00	0.051250	360	360	20101201
2			0.00		20100820	591200.00	0.047500	360	360	20101001
3			0.00		20100813	550000.00	0.048750	360	360	20101001
4			0.00		20100924	798500.00	0.052500	360	360	20101101
5			0.00		20100913	538000.00	0.051250	360	360	20101101
6			0.00		20100826	540881.00	0.051250	360	360	20101001
7			0.00		20100907	872000.00	0.051250	360	360	20101101
8			0.00		20100831	628000.00	0.048750	360	360	20101001
9			0.00		20101108	860000.00	0.053750	360	360	20110101
10			0.00		20101109	962800.00	0.051250	360	360	20110101
11			0.00		20100910	696784.00	0.051250	360	360	20101101
12			0.00		20100826	465000.00	0.050000	360	360	20101001
13			0.00		20100830	500000.00	0.050000	360	360	20101001
14			100000.00		20101008	926299.00	0.051250	360	360	20101201
15			0.00		20100910	566250.00	0.047500	360	360	20101101
16			0.00		20100831	908000.00	0.048750	360	360	20101001
17			0.00		20100910	498000.00	0.048750	360	360	20101101
18			0.00		20101112	847610.00	0.052500	360	360	20110101
19			0.00		20100925	962500.00	0.053750	360	360	20101101
20			0.00		20101116	725450.00	0.050000	360	360	20110101
21			0.00		20101102	528000.00	0.052500	360	360	20110101
22			0.00		20100903	520000.00	0.050000	360	360	20101101
23			0.00		20100924	1100000.00	0.048750	360	360	20101101
24			0.00		20100929	937500.00	0.052500	360	360	20101101
25			0.00		20101025	500000.00	0.050000	360	360	20101201
26			0.00		20101022	676000.00	0.052500	360	360	20101201
27			0.00		20101015	548000.00	0.053750	360	360	20101201
28			0.00		20101119	800000.00	0.051250	360	360	20110101

	31	32	33	34	35	36	37	38	39	40
Key	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Scheduled Loan Amount	Current Interest Rate	Current Payment Amount Due	Scheduled Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		762547.16	0.051250	4166.71	20110201	0
2	1	0	0		587451.38	0.047500	3083.98	20110201	0
3	1	0	0		546591.05	0.048750	2910.65	20110201	0
4	1	0	0		795740.23	0.052500	4409.35	20110201	0
5	1	0	0		536097.00	0.051250	2929.34	20110201	0
6	1	0	0		535888.59	0.051250	2945.03	20110201	0
7	1	0	0		867878.63	0.051250	4747.93	20110201	0
8	1	0	0		624101.28	0.048750	3323.43	20110201	0
9	1	0	0		858068.33	0.053750	4815.76	20110201	0
10	1	0	0		960017.99	0.051250	5242.33	20110201	0
11	1	0	0		694319.35	0.051250	3793.90	20110201	0
12	1	0	0		456337.64	0.050000	2496.23	20110201	0
13	1	0	0		496970.98	0.050000	2684.11	20110201	0
14	1	0	0		923022.51	0.051250	5043.58	20110201	0
15	1	0	0		563383.34	0.047500	2953.83	20110201	0
16	1	0	0		902352.81	0.048750	4805.22	20110201	0
17	1	0	0		495460.40	0.048750	2635.46	20110201	0
18	1	0	0		845661.25	0.052500	4680.54	20110201	0
19	1	0	0		959249.89	0.053750	5389.73	20110201	0
20	1	0	0		723703.03	0.050000	3894.38	20110201	0
21	1	0	0		526786.07	0.052500	2915.64	20110201	0
22	1	0	0		517485.08	0.050000	2791.48	20110201	0
23	1	0	0		1094556.75	0.048750	5821.30	20110201	0
24	1	0	0		934259.82	0.052500	5176.91	20110201	0
25	1	0	0		497766.36	0.050000	2684.11	20110201	0
26	1	0	0		673663.61	0.052500	3732.90	20110201	0
27	1	0	0		546149.53	0.053750	3068.65	20110201	0
28	1	0	0		797918.04	0.051250	4355.90	20110201	0

	41	42	43	44	45	46	47	48	49	50
Key	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28

	51	52	53	54	55	56	57	58	59	60
Key	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28

	61	62	63	64	65	66	67	68	69	70
Key	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1		0				0		0	0
2		0				0		0	0
3		0				0		0	0
4		0				0		0	0
5		0				0		0	0
6		0				0		0	0
7		0				0		0	0
8		0				0		0	0
9		0				0		0	0
10		0				0		0	0
11		0				0		0	0
12		0				0		0	0
13		0				0		0	0
14		0				0		0	0
15		0				0		0	0
16		0				0		0	0
17		0				0		0	0
18		0				0		0	0
19		0				0		0	0
20		0				0		0	0
21		0				0		0	0
22		0				0		0	0
23		0				0		0	0
24		0				0		0	0
25		0				0		0	0
26		0				0		0	0
27		0				0		0	0
28		0				0		0	0

	71	72	73	74	75	76	77	78	79	80
Key	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	2		0	5726.00	4.4	0		1
2	1		0	661.00	0.2	0.4		1	20110121
3	3		0	505.00	25.6	0		1	20110121
4	1		1	495.00	22.3	0	3	1
5	2		1	2477.54	9.8	9.8		1
6	1		1	885.00	32	0	22	1	20110121
7	1		0	576.00	19.2			1
8	1		0	485.00	0	3.3		1	20110121
9	1		0	1603.00	3.8	20.8	17.5	1
10	1		0	69.00	99	99	5.17	1
11	1		0	174.00	2.3	0	1.92	1
12	1		0	819.00	13.1	0		1	20110121
13	1		0	1052.90	0.5	1	0	1	20110121
14	1		1	3606.00	31		10	1
15	2		0	1147.47	27.7	0		1
16	1		0	370.00	22	0.1		1	20110121
17	1		0	2422.58	5.8	0		1
18	1		0	1524.00	3.6		14.08	1
19	1		0	586.00	16.67		0.67	1
20	1		0	1926.00	1.4	0	12.33	1
21	1		0	45.00	99	99	11	1
22	1		0	932.00	15	0		1
23	1		0	164.00	8.7	5.7	10.58	1
24	2		1	16661.16	10	10		1
25	1		0	978.00	22	0	8.5	1
26	1		1	1332.00	20		9.33	1
27	2		0	5980.92	99	0		1
28	1		0	95.00	4.1		3.58	1

	81	82	83	84	85		86	87	88	89	90
Key	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower
1						717
2						758	764
3						781	754
4						732
5						790
6						777	788
7						727
8						782	774
9						770
10						803
11						767
12						802	802
13						794	758
14						779
15						788
16						790	783
17						789
18						790
19						752
20						713
21						801
22						775
23						773
24						761
25						775
26						783
27						775
28						733

	91	92	93	94	95	96	97	98	99	100
Key	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income
1							777777777000			59480.00
2							777777700000			22844.68
3							777777700000			31358.49
4							777777770000			36681.00
5							777777770000			23342.69
6							777777700000			12944.00
7							777777770000			28333.00
8							777777700000			7500.00
9							777777777700			0.00
10							777777777700			0.00
11							777777770000			20833.34
12							777777700000			10169.70
13							777777700000			12466.44
14							777777777000			50839.00
15							777777770000			14136.40
16							777777700000			10790.78
17							777777770000			12995.65
18							777777777700			37625.46
19							777777770000			18038.52
20							777777777700			25000.02
21							777777777700			0.00
22							777777770000			16250.00
23							777777770000			16683.00
24							777777770000			96147.00
25							777777777000			27250.00
26							777777777000			27379.00
27							777777777000			0.00
28							777777777700			18913.73

	101	102	103	104	105	106	107	108	109	110
Key	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1	0.00	0.00	0.00	59480.00	59480.00	Y	5		3
2	0.00	0.00	0.00	22844.68	22844.68	Y	5		2
3	0.00	0.00	0.00	31358.49	31358.49	Y	5		2
4	0.00	85.00	0.00	36681.00	36766.00	Y	5		3
5	14650.24	0.00	0.00	37992.93	37992.93	Y	4		2
6	0.00	6299.00	0.00	12944.00	19243.00	Y	5		3
7		0.00		28333.00	28333.00	Y	5		3
8	12500	0.00	0.00	20000.00	20000.00	Y	5		2
9	0.00	20666.00	1130.00		21796.00	Y	5		2
10	0.00	10000.00	6832.00		16832.00	Y	5		3
11	0.00	0.00	0.00	20833.34	20833.34	Y	5		2
12	0.00	0.00	0.00	10169.70	10169.70	Y	5		3
13	666.67	0.00	0.00	13133.11	13133.11	Y	5		3
14		0.00		50839.00	50839.00	Y	5		3
15	0.00	0.00	0.00	14136.40	14136.40	Y	5		3
16	3815.42	0.00	0.00	14606.20	14606.20	Y	5		3
17	0.00	2448.71	0.00	12995.65	15444.36	Y	5		2
18		0.00		37625.46	37625.46	Y	5		3
19		0.00		18038.52	18038.52	Y	5		3
20	0.00	0.00	0.00	25000.02	25000.02	Y	5		2
21	0.00	8556.00	2792.00		11348.00	Y	5		3
22	0.00	0.00	0.00	16250.00	16250.00	Y	5		3
23	5240.75	0.00	0.00	21923.75	21923.75	Y	5		2
24	-26260.00	408.00	0.00	69887.00	70295.00	Y	5		3
25	0.00	0.00	0.00	27250.00	27250.00	Y	5		3
26		185.00		27379.00	27564.00	Y	5		3
27	0.00	26619.00	0.00		26619.00	N	5		3
28		0.00		18913.73	18913.73	Y	5		3

	111	112	113	114	115	116	117	118	119	120
Key	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State
1	4		581146.19	11273.21	0.189529		1	100.000000	CHATHAM	NJ
2	4		197875.98	5237.09	0.229200		1	100.000000	PALM HARBOR	FL
3	4		237928.33	8486.37	0.270600		1	100.000000	VESTAVIA	AL
4	4		114064.47	5584.91	0.151904		1	0.000000	GREENWOOD VILLAGE	CO
5	4		448869.64	6522.45	0.175500		1	100.000000	GARDEN RIDGE	TX
6	4		1332858.66	6408.04	0.333006		1	0.000000	ORCHARD LAKE	MI
7	4		368704.83	7336.10	0.258924		1	77.060000	SCARSDALE	NY
8	4		262503.58	4655.58	0.238600		1	100.000000	CHARLESTON	SC
9	4		97686.40	7136.09	0.327400		1	0.000000	BOULDER	CO
10	4		338841.50	5966.82	0.354500		1	0.000000	MOORESVILLE	NC
11	4		210459.00	4345.04	0.216900		1	0.000000	DENVER	CO
12	4		153454.17	4351.37	0.427876		1	100.000000	YARDLEY	PA
13	4		200617.72	5070.28	0.373900		1	100.000000	PRINCETON JUNCTION	NJ
14	3		437559.45	11059.15	0.217533		1	0.000000	ANAHEIM HILLS	CA
15	4		382703.42	5010.18	0.354400		1	100.000000	RENO	NV
16	4		363195.64	5650.22	0.386800		1	100.000000	HONOLULU	HI
17	4		168631.67	6106.14	0.386900		1	100.000000	BOLTON	MA
18	3		312050.13	7431.36	0.197500		1	0.000000	OAKTON	VA
19	4		70065.96	7293.56	0.404333		1	0.000000	SAN JOSE	CA
20	4		348570.37	6567.30	0.262700		1	0.000000	PLAYA DEL REY	CA
21	4		130898.64	4518.84	0.398200		1	0.000000	SUPERIOR TOWNSHIP	MI
22	4		234751.03	4435.49	0.272953		1	80.760000	NEW ORLEANS	LA
23	4		1145411.51	8169.99	0.372700		1	0.000000	WOODSIDE	CA
24	4		382577.62	23090.39	0.328478		1	100.000000	LONGMONT	CO
25	4		272508.04	6009.69	0.220539		1	0.000000	THORNWOOD	NY
26	4		73991.84	5926.41	0.215005		1	0.000000	RANCHO CUCAMONGA	CA
27	4		1921542.08	9654.98	0.362200		1	100.000000	EASTON	MD
28	4		71637.32	6150.01	0.325161		1	0.000000	SUDBURY	MA

	121	122	123	124	125	126	127	128	129	130
Key	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2
1	07928	1	1	1093220.00	1128000.00	3	20100816
2	34683	1	1	739000.00	750000.00	3	20100729
3	35243	7	1	743021.00	775000.00	3	20100716
4	80121	1	1		1085000.00	3	20100728
5	78266	7	1	688000.00	695000.00	3	20100730
6	48324	7	1		1200000.00	3	20100726
7	10583	1	1	1090000.00	1160000.00	3	20100727
8	29492	7	1	785000.00	790000.00	3	20100803
9	80302	1	1		1400000.00	3	20100728
10	28117	7	1		1920000.00	3	20100806
11	80220	1	1		1050000.00	3	20100804
12	19067	1	1	585000.00	585000.00	3	20100806
13	08550	1	1	633000.00	670000.00	3	20100810
14	92808	1	1		1395000.00	3	20100811
15	89511	1	1	755000.00	759000.00	3	20100810
16	96825	7	1	1258000.00	1258000.00	3	20100804
17	01740	1	1	700000.00	700000.00	3	20100817
18	22124	7	1		1240000.00	3	20100818
19	95120	1	1		1240000.00	3	20100825
20	90293	1	1		925000.00	3	20100819
21	48198	3	1		660000.00	3	20100819
22	70115	1	1	650000.00	650000.00	3	20100825
23	94062	1	1		2125000.00	3	20100909
24	80503	7	1	1200000.00	1200000.00	3	20100920
25	10594	1	1		1000000.00	3	20100914
26	91737	1	1		845000.00	3	20100908
27	21601	7	1	685000.00	685000.00	3	20100916
28	01776	1	1		1100000.00	3	20101006

	131	132	133	134	135	136	137	138	139	140
Key	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?
1					0.700000	0.700000	0	0	0
2					0.800000	0.800000	0	0	0
3					0.740200	0.740200	0	0	0
4					0.735900	0.735900	0	0	0
5					0.782000	0.782000	0	0	0
6					0.450700	0.450700	0	0	0
7					0.800000	0.800000	0	0	0
8					0.800000	0.800000	0	0	0
9					0.614300	0.614300	0	0	0
10					0.501500	0.501500	0	0	0
11					0.663600	0.663600	0	0	0
12					0.794900	0.794900	0	0	0
13					0.789900	0.789900	0	0	0
14					0.735700	0.664000	0	0	0
15					0.750000	0.750000	0	0	0
16					0.721800	0.721800	0	0	0
17					0.711400	0.711400	0	0	0
18					0.683600	0.683600	0	0	0
19					0.776200	0.776200	0	0	0
20					0.784300	0.784300	0	0	0
21					0.800000	0.800000	0	0	0
22					0.800000	0.800000	0	0	0
23					0.517600	0.517600	0	0	0
24					0.781300	0.781300	0	0	0
25					0.500000	0.500000	0	0	0
26					0.800000	0.800000	0	0	0
27					0.800000	0.800000	0	0	0
28					0.727300	0.727300	0	0	0

	141	142	143	144	145	146	147	148	149	150
Key	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28

	151	152	153	154	155	156	157
Key	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1								-326642	4.4	0
2								-153734	10	0.4
3								-212858	25.6	0
4								-724.47	22.3	0
5								-141036	10	10
6								-24558	32	0
7								-272663	19.2
8								-163076	3.3	0
9								7135.46	3.8	20
10								-5390.69	99	0
11								-5549.24	2.3	0
12								-123402	13.1	0
13								-137846	3	2
14								-16054.6	31
15								-197868	27.7	0
16								-352322	22	2.5
17								-205506	8	0
18								-200134	3.6
19								-3596.64	16.7
20								-257.48	10	0
21								-107375	99	0
22								-141045	15	0
23								-221002	8.7	5.7
24								-284184	10	10
25								946.84	28	0
26								-14457.4	20
27								-152745	99	0
28								22632.01	4.1

Key	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	20401101	9167	50313	0.00	0.00	0.00	0.00	Full	2 years	Y
2	0	20400901	19166.67	3678.01	0.00	0.00	0.00	0.00	Full	2 years	Y
3	0	20400901	22897	8461.49	0.00	0.00	0.00	0.00	Full	2 years	Y
4	0	20401001	36681	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
5	0	20401001	23342.69	0.00	0.00	14650.24	0.00	0.00	Full	2 years	Y
6	0	20400901	12944	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
7	0	20401001	28333	0.00	0.00				Full	2 years	Y
8	0	20400901	7500	0.00	0.00	0.00	12500.00	0.00	Full	2 years	Y
9	0	20401201	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
10	0	20401201	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
11	0	20401001	20833.34	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
12	0	20400901	10169.7	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
13	0	20400901	12466.44	0	0	666.67	0	0	Full	2 years	Y
14	100000	20401101	50839	0.00	0.00				Full	2 years	Y
15	0	20401001	14136.4	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
16	0	20400901	10790.78	0.00	0.00	3815.42	0.00	0.00	Full	2 years	Y
17	0	20401001	12995.65	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
18	0	20401201	37625.46	0.00	0.00				Full	2 years	Y
19	0	20401001	18038.52	0.00	0.00				Full	2 years	Y
20	0	20401201	25000.02	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
21	0	20401201	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
22	0	20401001	16250	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
23	0	20401001	16683	0.00	0.00	5240.75	0.00	0.00	Full	2 years	Y
24	0	20401001	96147	0.00	0.00	-26260	0.00	0.00	Full	2 years	Y
25	0	20401101	27250	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
26	0	20401101	27379	0.00	0.00				Full	2 years	Y
27	0	20401101	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
28	0	20401201	15047.06	3866.67	0.00				Full	2 years	Y

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Current Loan Amount	Mortgage loan outstanding principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Interest Paid Through Date	The date through which interest is paid with the current payment, which is the effective date from which interest will be calculated for the application of the next payment.	Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified
52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level	A code indicating the extent to which the borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification	A code indicating the extent to which the co-borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2A

PURCHASE AND SERVICING AGREEMENT

ATTACHMENT 2B

PURCHASE AGREEMENT

EXECUTION COPY
MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

dated as of July 6, 2010

between

DLJ MORTGAGE CAPITAL, INC.

Purchaser

and

PHH MORTGAGE CORPORATION

Seller and Servicer

-i-

-ii-

-iii-

-iv-

SCHEDULES

Schedule A	Mortgage Loan Schedule
Schedule B-1	Legal Documents
Schedule B-2	Credit Documents

EXHIBITS
Exhibit 1.01	Designated Guidelines
Exhibit 2.05	Form of Assignment, Assumption and Recognition Agreement
Exhibit 2.07	Form of Notice of Sale of Ownership of Mortgage Loan
Exhibit 5.01(a)	Limited Power of Attorney
Exhibit 5.03	Form of Notice of Foreclosure Sale
Exhibit 5.04	Form of Collection Account Letter Agreement
Exhibit 5.06	Form of Escrow Account Letter Agreement
Exhibit 6.02	Form of Monthly Accounting Report
Exhibit 9	Form of Officer’s Certificate
Exhibit 10	Form of Warranty Bill of Sale
Exhibit 11	Form of Sarbanes-Oxley Certification
Exhibit 12	Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit 13	Form of Opinion of Counsel to the Seller

-v-

MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

This Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 6, 2010, is entered into between DLJ MORTGAGE CAPITAL, INC., as the Purchaser (“Purchaser”), and PHH MORTGAGE CORPORATION, as Seller (the “Seller”) and as Servicer (the “Servicer”).

PRELIMINARY STATEMENT

1.           Seller is engaged in the business, inter alia, of making Mortgage Loans.

2.           Purchaser is engaged in the business, inter alia, of purchasing Mortgage Loans for its own account.

3.           Seller has established certain terms, conditions and loan programs, as described in the Designated Guidelines, which may be updated from time to time, and Purchaser is willing to purchase Mortgage Loans that comply with such Designated Guidelines.

4.           Purchaser and Seller desire to establish a flow program whereby Seller will make Mortgage Loans which meet the applicable provisions of the Designated Guidelines, and Purchaser will, on a regular basis, purchase such Mortgage Loans from Seller, provided the parties agree on the price, date and other conditions or considerations as set forth in this Agreement.  In addition, Seller may agree to sell Mortgage Loans to Purchaser pursuant to this Agreement in a bulk transaction.

5.           Purchaser, Seller and Servicer wish to prescribe the terms and manner of purchase by the Purchaser and sale by the Seller of the Mortgage Loans, and the servicing of the Mortgage Loans by the Servicer, in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Purchaser, the Seller and the Servicer agree as follows:

ARTICLE I:

DEFINITIONS

Section 1.01  Defined Terms  Whenever used in this Agreement, the following words and phrases shall have the following meaning specified in this Article:

“Accounting Cut-off Date”:  The first Business Day of each month during the term hereof.

“Affiliate”:  When used with reference to a specified Person, any Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, or (iii) directly or indirectly is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified person is directly or indirectly the owner of 10% or more of any class of equity securities.

“Agency Transfer”: The sale or transfer by the Purchaser of some or all of the Mortgage Loans to Fannie Mae or Freddie Mac while retaining Servicer as servicer.

“Agreement”:  This Mortgage Loan Flow Purchase, Sale & Servicing Agreement between the Purchaser and the Seller.

“ALTA”:  The American Land Title Association or any successor organization.

“Anti-Money Laundering Laws”: As defined in Section 3.03(41).

“Appraised Value”:  With respect to any Mortgaged Property, the lesser of (i) the value (or Reconciled Market Value if more than one appraisal is received) thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinanced Mortgage Loan, such value (or Reconciled Market Value if more than one appraisal is received) of the Mortgaged Property is based solely upon the value determined by an appraisal or appraisals made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by a Qualified Appraiser.

“Arbitration”: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association,  which shall be conducted in New York, New York or other place  mutually acceptable to the parties to the arbitration.

“Arbitrator”:  A person who is not affiliated with the Seller, Purchaser or Servicer,  who is a member of the American Arbitration Association.

“ARM Loan”:  An “adjustable rate” Mortgage Loan, the Note Rate of which is subject to periodic adjustment in accordance with the terms of the Mortgage Note.

“Assignment”:  An individual assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan to the Purchaser or, in the case of a MERS Mortgage Loan, an electronic transmission to MERS, identifying a transfer of ownership of the related Mortgage to the Purchaser or its designee.

“Assignment of Proprietary Lease”:  With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Proprietary Lease.

“Assignment of Recognition Agreement”:  With respect to a Cooperative Loan, an assignment of the Recognition Agreement sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Recognition Agreement.

“Bankruptcy Code”:  The Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101-1330), as amended, modified, or supplemented from time to time, and any successor statute, and all rules and regulations issued or promulgated in connection therewith.

“Business Day”: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the State of New York, the State of New Jersey or the State of California, or (iii) a day on which banks in the State of New York or the State of California are authorized or obligated by law or executive order to be closed.

“Capitalized Modification Amount”:  Any Servicing Advances, Monthly Advances or applicable late charges added to the outstanding principal balance of a Mortgage Loan in connection with a modification of such Mortgage Loan.

“Change in Control”:  At any time the occurrence of either of the following events without the prior written consent of the Purchaser: (i) any event or condition occurs which results in any Person or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) other than a Person or group that owns the majority of all capital stock of the Servicer on the date of this Agreement having acquired beneficial ownership of greater than 50% or more of all capital stock of the Servicer, or (ii) the Servicer merges or consolidates with any other Person.

“CLTA”:  The California Land Title Association or any other successor thereto.

“CLTV”: Combined Loan-to-Value Ratio.

“Code”:  The Internal Revenue Code of 1986, as amended.

“Collection Account”:  The separate Eligible Account or accounts created and maintained pursuant to Section 5.04 which shall be entitled “PHH Mortgage as agent, trustee and/or bailee for ‘Purchaser’ and or payments of various owners of interest in mortgage backed securities.”

“Commission”:  The United States Securities and Exchange Commission or any successor organization.

“Condemnation Proceeds”: All awards or settlements in respect of a taking of an entire Mortgaged Property or a part thereof by exercise of the power of eminent domain or condemnation.

“Confirmation” As defined in Section 2.01.

“Consent”:  A document executed by the Cooperative Corporation (i) consenting to the sale of the Cooperative Unit to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Unit have been paid.

“Control Agreement”: With respect to each Pledged Asset Mortgage Loan, the Pledged Collateral Account Control Agreement between the guarantor or mortgagor, as applicable, and the related Pledged Asset Servicer, pursuant to which the guarantor or mortgagor, as applicable, has granted a security interest in a Securities Account.

“Cooperative Corporation”:  With respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

“Cooperative Lien Search”: A search for (a) federal tax liens, mechanics’ liens, lis pendens, judgments of record or otherwise against (i) the Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Project into the Cooperative Corporation.

“Cooperative Loan”:  A mortgage loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

“Cooperative Pledge Agreement”:  The specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

“Cooperative Project”:  With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

“Cooperative Shares”:  With respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by a stock certificates.

“Cooperative Unit”:  With respect to any Cooperative Loan, a specific unit in a Cooperative Project.

“Credit Documents”: Those documents, comprising part of the Mortgage File, specified on Schedule B-2 attached hereto.

“Credit Score”:  For any Mortgage Loan, (a) if two credit scores were obtained at origination, the lowest score of the two, and (b) if three credit scores were obtained at origination, the middle score of the three.  There is only one (1) score for any Mortgage Loan regardless of the number of borrowers and/or applicants.

“Customary Servicing Procedures”:  With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures for MBS pool mortgages, as defined in the Fannie Mae Guide including future updates, or as such mortgage servicing practices may change from time to time.

“Cut-off Date”:  The first day of the month in which the respective Funding Date occurs.

“Defect” As defined in Section 2.04.

“Defective Mortgage Loan”:  As defined in Section 3.04.

“Deleted Mortgage Loan”:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

“Depositor”:  The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

“Designated Guidelines”:  As to each Mortgage Loan, the applicable set of written underwriting guidelines in effect as of the origination date of such Mortgage Loan, attached hereto as Exhibit 1.01, as may be updated and provided to the Purchaser from time to time.

 “Determination Date”:  The 16th day of each calendar month, commencing on the 16th day of the month following the Funding Date, or, if such 16th day is not a Business Day, the Business Day immediately following such 16th day.

“Due Date”:  With respect to any Mortgage Loan, the day of the month on which each Monthly Payment is due thereon, exclusive of any days of grace.

“Due Period”:  With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

“Eligible Account”:  One or more accounts that are maintained with a commercial bank, a savings bank or a savings and loan association meeting the guidelines set forth by Fannie Mae and Freddie Mac as an eligible institution.

“Environmental Assessment”:  A “Phase I” environmental assessment of a Mortgaged Property prepared by an Independent Person who regularly conducts environmental assessments and who has any necessary license(s) required by applicable law and has five years experience in conducting environmental assessments.

“Environmental Conditions Precedent to Foreclosure”:  As defined in Section 5.13.

“Environmental Laws”:  All federal, state, and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants or industrial, toxic or hazardous substances or wastes into the environment, including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

“Escrow Account”:  The separate Eligible Account or accounts created and maintained pursuant to Section 5.06 which shall be entitled “PHH Mortgage as agent, trustee for ‘Purchaser’ and or payments of various mortgagors.”

“Escrow Payments”:  The amounts constituting ground rents, taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

“Estoppel Letter”:  A document executed by the Cooperative Corporation certifying, with respect to a Cooperative Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor’s name and the Cooperative Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative Corporation have been paid.

“Exchange Act”:  The Securities Exchange Act of 1934, as amended.

“Event of Default”:  Any one of the conditions or circumstances enumerated in Section 10.01.

“Fannie Mae”: The Federal National Mortgage Association or any successor organization.

“Fannie Mae Guide”:  The Fannie Mae Selling Guide and Servicing Guide, collectively, and all amendments or additions thereto, in effect on and after the Funding Date.

“FDIC”:  The Federal Deposit Insurance Corporation or any successor organization.

“FDPA”: The Flood Disaster Protection Act of 1973, as amended.

“FHA”:  The Federal Housing Administration or any successor organization.

“FHFA”:  The Federal Housing Finance Agency or any successor organization.

“Fidelity Bond”:  A fidelity bond to be maintained by the Servicer pursuant to Section 5.12.

“Financing Statement”:  A financing statement in the form of a UCC-1 filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

“Financing Statement Change”:  A financing statement in the form of a UCC-3 filed to continue, terminate, release, assign or amend an existing Financing Statement.

“FIRREA”:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended.

“Fitch”:  Fitch, Inc. or any successor organization.

“Foreclosure Profits”:  As to any  Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and proceeds from any REO Disposition (net of all amounts reimbursable therefrom pursuant to Section 5.13, Section 5.14 and Section 5.15) in respect of each Mortgage Loan or REO Property for which a REO Disposition occurred in the related prepayment period over the sum of the Unpaid Principal Balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 5.13, Section 5.14 and Section 5.15) plus accrued and unpaid interest at the Mortgage Rate on such Unpaid Principal Balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such REO Disposition occurred.

“Freddie Mac”: The Federal Home Loan Mortgage Corporation or any successor organization.

“Freddie Mac Servicing Guide”:  The Freddie Mac Sellers’ and Servicers’ Guide, and all amendments or additions thereto, in effect on and after the Funding Date.

“Funding Date”: Each date that Purchaser purchases Mortgage Loans from the Seller hereunder.

“Gross Margin”:  With respect to each ARM Loan, the fixed percentage added to the Index on each Rate Adjustment Date, as specified in each related Mortgage Note and listed in the Mortgage Loan Schedule.

“Helping Families Act”: As defined in Section 2.07.

“Home Valuation Code of Conduct”: The Home Valuation Code of Conduct effective as of May 1, 2009, as amended.

“HUD”: The United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA regulations.

“HUD Approved Mortgagee”: As defined in Section 3.03(32).

“Indemnified Party”: As defined in Section 9.01.

“Independent”:  With respect to any specified Person, such Person who:  (i) does not have any direct financial interest or any material indirect financial interest in the applicable Mortgagor, the Seller, the Purchaser, or their Affiliates; and (b) is not connected with the applicable Mortgagor, the Seller, the Purchaser, or their respective Affiliates as an officer, employee, promoter, underwriter, trustee, member, partner, shareholder, director, or Person performing similar functions.

“Index”:  With respect to each ARM Loan, on each Rate Adjustment Date, the applicable rate index set forth on the Mortgage Loan Schedule, which shall be an index described on such Mortgage Loan Schedule.

“Initial Rate Cap”:  With respect to each ARM Loan and the initial Rate Adjustment Date therefor, a number of percentage points per annum that is set forth in the Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Note Rate for such ARM Loan may increase or decrease from the Note Rate in effect immediately prior to such Rate Adjustment Date.

“Insolvency Proceeding”:  With respect to any Person:  (i) any case, action, or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, or relief of debtors; or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of the creditors generally of such Person or any substantial portion of such Person’s creditors; in any case undertaken under federal, state or foreign law, including the Bankruptcy Code.

“Insurance Proceeds”:  Proceeds of any Primary Insurance Policy, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own or its Affiliates’ account or managed by it for third-party institutional investors.

“Legal Documents”: Those documents, comprising part of the Mortgage File, set forth in Schedule B-1 of this Agreement.

“Lender-Paid Mortgage Insurance Rate”:  With respect to any Mortgage Loan, the Lender-Paid Mortgage Insurance Rate for any “lender-paid” Primary Insurance Policy shall be a per annum rate equal to the percentage indicated on the Mortgage Loan Schedule.

“Liquidation Proceeds”:  Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by the Servicer in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property in accordance with the provisions hereof.

“Loan-to-Value Ratio” or “LTV”:  With respect to any Mortgage Loan, the original principal balance of such Mortgage Loan divided by the Appraised Value of the related Mortgaged Property, subject to any applicable law for calculating the LTV.  The Loan-to-Value Ratio of any Pledged Asset Mortgage Loan shall be calculated by reducing the principal balance of such Pledged Asset Mortgage Loan by the amount of the Original Pledged Asset Requirement with respect to such Mortgage Loan.  This is referred to in the Designated Guidelines as the effective loan-to-value.

“Losses”:  As defined in Section 5.18(a)(2).

“Master Servicer”:  With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents.

“Material Adverse Effect”: Any of the following: (a) a material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects with respect to the Seller, Servicer or Purchaser, as applicable, or any of their respective affiliates taken as a whole; (b) a material impairment of the ability of the Seller, Servicer or Purchaser, as applicable, to perform under this Agreement and, in the case of the Servicer, to avoid any Event of Default (that cannot be timely cured, to the extent a cure period is applicable); or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of this Agreement against the Seller, Servicer or Purchaser, as applicable.

“Maximum Rate”: With respect to each ARM Loan, the rate per annum set forth in the related Mortgage Note as the maximum Note Rate thereunder.  The Maximum Rate as to each ARM Loan is set forth on the related Mortgage Loan Schedule.

 “MBA Method”: the Mortgage Bankers Association method of calculating the delinquency of a mortgage loan.

“MERS”:  Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor organization.

“MERS Eligible Mortgage Loan”:  Any Mortgage Loan that under applicable law and investor requirements is recordable in the name of MERS in the jurisdiction in which the related Mortgaged Property is located.

“MERS Mortgage Loan”:  Any Mortgage Loan as to which the related Mortgage, or an Assignment, has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

“MERS System”:  The system of recording transfers of mortgages electronically maintained by MERS.

“MIN”:  The Mortgage Identification Number for any MERS Mortgage Loan.

“Minimum Rate”: With respect to each ARM Loan, the rate per annum set forth in the related Mortgage Note as the minimum Note Rate thereunder.  The Minimum Rate as to each ARM Loan is set forth on the related Mortgage Loan Schedule.

“Monthly Advance”:  An advance made by the Servicer on any Remittance Date pursuant to and as more fully described in Section 6.03.

“Monthly Payment”:  The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

“Monthly Period”:  Initially, the period from the Funding Date through to and including the first Record Date during the term hereof, and, thereafter, the period commencing on the day after each Record Date during the term hereof and ending on the next succeeding Record Date during the term hereof (or, if earlier, the date on which this Agreement terminates).

“Moody’s”:  Moody’s Investors Service, Inc. or any successor organization.

“Mortgage”: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on either (i) with respect to a Mortgage Loan other than a Cooperative Loan, an unsubordinated estate in fee simple in real property or (ii) with respect to a Cooperative Loan, the Proprietary Lease and related Cooperative Shares, which in either case secures the Mortgage Note.

“Mortgage File”:  With respect to each Mortgage Loan, all documents involved in the origination, underwriting (including documented compensating factors pertaining to exceptions) and servicing of the Mortgage Loan, including but not limited to the documents specified on Schedule B-1 and Schedule B-2 to this Agreement, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

“Mortgage Loan”:  Each individual mortgage loan or Cooperative Loan (including all documents included in the Mortgage File evidencing the same, all Monthly Payments, Principal Prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, REO Disposition Proceeds and other proceeds relating thereto, and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith) which is the subject of this Agreement and the related Confirmation or Purchase Price and Terms Letter, as applicable.

“Mortgage Loan Schedule”:  The list of Mortgage Loans identified on each Funding Date that sets forth the information with respect to each Mortgage Loan that is specified on Schedule A hereto (as amended from time to time to reflect the addition of any Qualified Substitute Mortgage Loans).

“Mortgage Note”:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

“Mortgaged Property”:  With respect to a Mortgage Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a fee simple estate.

“Mortgagor”:  The obligor on a Mortgage Note.

“Non-recoverable Advance”: As of any date of determination, any Monthly Advance or Servicing Advance previously made or any Monthly Advance or Servicing Advance proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Servicer and in accordance with the servicing standard set forth in Section 5.01, will not or, in the case of a proposed advance, would not be ultimately recoverable pursuant to Section 5.05 (3) or (4) hereof.

“Note Rate”:  With respect to any Mortgage Loan at any time any determination thereof is to be made, the annual rate at which interest accrues thereon.

“Obligated Party”: The Seller, any Originator, or prior owner of a Mortgage Loan.

“Offering Materials”:  All documents, tapes, or other materials relating to the Mortgage Loans provided by Seller to Purchaser prior to Purchaser submitting its bid to purchase the Mortgage Loans.

“Officers’ Certificate”:  A certificate signed by (i) the President or a Vice President and (ii) the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller or Servicer, and delivered by the Seller or Servicer to the Purchaser as required by this Agreement.

“Opinion of Counsel”:  A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

“Original Pledged Asset Requirement”: With respect to any Pledged Asset Mortgage Loan, an amount equal to the Pledged Assets required at the time of the origination of such Pledged Asset Mortgage Loan. Even though for other purposes the Original Pledged Asset Requirement may actually exceed thirty percent (30%) of the original principal balance of a Pledged Asset Mortgage Loan, solely for purposes of the Required Surety Payment, the Original Pledged Asset Requirement for a Pledged Asset Mortgage Loan will be deemed not to exceed thirty percent (30%) of its original principal balance.

“Originator”: As defined in Section 3.03(33).

“PHH Information”:  As defined in Section 13.07(a).

“PUD”: As defined in Section 3.03(8).

“Payment Adjustment Date”:  The date on which Monthly Payments shall be adjusted.  Payment Adjustment Date shall occur on the date which is eleven months from the first payment date for the Mortgage Loan, unless otherwise specified in the Mortgage Note, and on each anniversary of such first Payment Adjustment Date.

“Payoff”:  With respect to any Mortgage Loan, any payment or recovery received in advance of the last scheduled Due Date of such Mortgage Loan, which payment or recovery consists of principal in an amount equal to the outstanding principal balance of such Mortgage Loan, all accrued and unpaid prepayment penalties, premiums, and/or interest with respect thereto, and all other unpaid sums due with respect to such Mortgage Loan.

“Periodic Rate Cap”:  With respect to each ARM Loan, the maximum or minimum permissible percentage increases and decreases in the Note Rate on any Rate Adjustment Date determined in accordance with the related Mortgage Note.

“Permitted Investments”:  Any one or more of the following obligations or securities:

(1)           direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(2)           (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt or which are rated A-1, P-1 and A-1 by Standard & Poor’s, Moody’s and Fitch, respectively, with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(3)           repurchase obligations with a term not to exceed thirty (30) days and with respect to (a) any security described in clause (1)  above and entered into with a depository institution or trust company (acting as principal) described in clause (2)(a) above;

(4)           securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt or which are rated A-1, P-1 and A-1 by Standard & Poor’s, Moody’s and Fitch, respectively, with respect to short-term obligations, in each case, at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Permitted Investments;

(5)           commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt or which are rated A-1, P-1 and A-1 by Standard & Poor’s, Moody’s and Fitch, respectively, with respect to short-term obligations, in each case, at the time of such investment;

(6)           any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency; and

(7)           any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (1)) and other securities and which money market funds are rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt or which are rated A-1, P-1 and A-1 by Standard & Poor’s, Moody’s and Fitch, respectively, with respect to short-term obligations;

provided, however, that no instrument or security shall be an Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such investment or security is purchased at a price greater than par.

“Person”:  Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Pledge Agreements”: Each Control Agreement and Pledged Asset Agreement for each Pledged Asset Mortgage Loan.

“Pledge Instruments”: With respect to each Cooperative Loan, the Stock Power, the Assignment of the Proprietary Lease, the Assignment of the Mortgage Note and the Cooperative Pledge Agreement.

“Pledged Assets”: With respect to any Pledged Asset Mortgage Loan, the related Securities Account and the financial assets held therein subject to a security interest pursuant to the related Pledged Asset Agreement.

“Pledged Asset Agreement”: With respect to each Pledged Asset Mortgage Loan, the Pledge Agreement for Securities Account between the related mortgagor and the related Pledged Asset Servicer pursuant to which such mortgagor granted a security interest in the related securities and other financial assets held therein.

“Pledged Asset Mortgage Loan”: Each Mortgage Loan as to which Pledged Assets, in the form of a security interest in the Securities Account and the financial assets held therein and having a value, as of the date of origination of such Mortgage Loan, of at least equal to the related Original Pledged Asset Requirement, were required to be provided at the closing thereof, which is subject to the terms of this Agreement from time to time.

“Pledged Asset Servicer”: The entity responsible for administering and servicing the Pledged Assets with respect to a Pledged Asset Mortgage Loan, as identified in the Confirmation or Purchase Price and Terms Letter, as applicable.

“Pledged Asset Servicing Agreement”:  With respect to each Pledged Asset Mortgage Loan, the Agreement between the related Pledged Asset Servicer and Seller, including any exhibits thereto, pursuant to which such Pledged Asset Servicer shall service and administer the related Pledged Assets.

“Prepaid Monthly Payment”:  Any Monthly Payment received prior to its scheduled Due Date and which is intended to be applied to a Mortgage Loan on its scheduled Due Date.

“Prepayment Interest Shortfall Amount”:  With respect to any Mortgage Loan that was subject to a voluntary (not including discounted payoffs and short sales) Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

“Pricing Grid”: As defined in Section 2.01.

“Primary Insurance Policy”:  Each primary policy of mortgage insurance in effect with respect to a Mortgage Loan and as so indicated on the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Servicer pursuant to Section 5.08.

“Principal Prepayment”:  Any payment or other recovery of principal on a Mortgage Loan (including a Payoff), other than a Monthly Payment or a Prepaid Monthly Payment which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment and which is intended to reduce the principal balance of the Mortgage Loan.

“Principal Prepayment Period”:  The Due Period preceding the related Remittance Date.

“Proprietary Lease”:  The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

“Purchase Price”:  As to each Mortgage Loan to be sold hereunder, the price set forth in the Mortgage Loan Schedule and the related Confirmation or Purchase Price and Terms Letter, as applicable.

“Purchase Price and Terms Letter”:  With respect to each purchase of Mortgage Loans, that certain letter agreement setting forth the general terms and conditions of such transaction and identifying the Mortgage Loans to be purchased thereunder by and between the Seller and the Purchaser, which will be in a form customarily used by Seller for similar types of purchases.

“Purchase Price Percentage”:  The purchase price percentage set forth in the Confirmation or Purchase Price and Terms Letter, as applicable, relating to the Mortgage Loans purchased on a particular Funding Date.

“Purchaser”:  DLJ Mortgage Capital, Inc., or its successor in interest or any successor under this Agreement appointed as herein provided.

“Purchaser’s Account”:  The account of the Purchaser at a bank or other entity most recently designated in a written notice by the Purchaser to the Seller as the “Purchaser’s Account.”

“Qualified Appraiser”:  With respect to each Mortgage Loan, an appraiser licensed or certified by the applicable governmental body in which the Mortgaged Property is located, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac (including but not limited to the Home Valuation Code of Conduct) and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

“Qualified Correspondent”:  Any Person from which Seller purchased Mortgage Loans, provided that the following conditions are satisfied:  (i) such Mortgage Loans were originated pursuant to an agreement between Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to Seller, in accordance with the Designated Guidelines or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by Seller in origination of mortgage loans of the same type as the Mortgage Loans for Seller’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by Seller; and (iv) Seller employed, at the time such Mortgage Loans were acquired by Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by Seller.

“Qualified Mortgage Insurer”: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by Fannie Mae or Freddie Mac (or with a different rating as may be required by a Rating Agency in connection with a Securitization Transaction in order to achieve the desired ratings for the securities to be issued).

“Qualified Substitute Mortgage Loan”: A mortgage loan substituted by a Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due and received in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Unpaid Principal Balance of the Deleted Mortgage Loan and not less than ninety percent (90%) of the Unpaid Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid by the Seller and distributed to the Purchaser in the month of substitution), (ii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iii) have a Note Rate not less than (and not more than one percentage point greater than) the Note Rate of the Deleted Mortgage Loan, (iv) with respect to each ARM Loan, have a Minimum Rate not less than that of the Deleted Mortgage Loan, (v) with respect to each ARM Loan, have a Maximum Rate not less than that of the Deleted Mortgage Loan and not more than two (2) percentage points above that of the Deleted Mortgage Loan, (vi) with respect to each ARM Loan, have a Gross Margin not less than that of the Deleted Mortgage Loan, (vii) with respect to each ARM Loan, have a Periodic Rate Cap equal to that of the Deleted Mortgage Loan, (viii) have a Loan-to-Value Ratio at the time of substitution equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan at the time of substitution, (ix) with respect to each ARM Loan, have the same Rate Adjustment Date as that of the Deleted Mortgage Loan, (x) with respect to each ARM Loan, have the same Index as that of the Deleted Mortgage Loan, (xi) comply as of the date of substitution with each representation and warranty set forth in Sections 3.01, 3.02 and 3.03, (xii) be in the same credit grade category as the Deleted Mortgage Loan and (xiii) have the same prepayment penalty term.

“Rate Adjustment Date”:  With respect to each ARM Loan, the date on which the Note Rate adjusts.

“Rating Agency”:  Any of Standard & Poor’s, Moody’s or Fitch or, in the event that some or all of the Mortgage Loans are packaged into mortgage-backed securities, any other nationally recognized statistical rating organization that issues ratings with respect to such securities.

“Reconciled Market Value”: The estimated market value of the Mortgaged Property or REO Property that is reasonably determined by the Servicer based on different results obtained from different permitted valuation methods or at different time periods, all in accordance with Customary Servicing Procedures.

“Recognition Agreement”:  An agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

“Reconstitution”:  Any Securitization Transaction or Whole Loan Transfer.

“Reconstitution Agreement”:  The agreement or agreements entered into by the Seller and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or Securitization Transaction.

“Reconstitution Date”:  The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Securitization Transaction.

“Record Date”:  The close of business of the first Business Day of the month of the related Remittance Date.

“Refinanced Mortgage Loan”: A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

“Regulation AB”:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“REMIC”: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

“Remittance Date”:  The 18th day of each calendar month, commencing on the 18th day of the month following the Funding Date, or, if such 18th day is not a Business Day, then the next Business Day immediately following such 18th day.

“Remittance Rate”:  With respect to each Mortgage Loan, the related Note Rate minus the Servicing Fee Rate.

“REO Disposition”:  The final sale by the Servicer of any REO Property.

“REO Disposition Proceeds”:  All amounts received with respect to any REO Disposition.

“REO Property”:  A Mortgaged Property acquired by the Servicer on behalf of the Purchaser as described in Section 5.14.

“Repurchase Price”:  As to (a) any Defective Mortgage Loan required to be repurchased pursuant to Section 3.04 or (b) any Mortgage Loan required to be repurchased pursuant to Section 7.02, a price equal to (i) the greater of (A) the product of the percentage of par stated in the related Confirmation or Purchase Price and Terms Letter and the outstanding principal balance of the related Mortgage Loan and (B) the outstanding principal balance of the related Mortgage Loan; plus (2) interest on such Mortgage Loan at the applicable Note Rate from the last date through which interest has been paid and distributed to the Purchaser hereunder to the date of repurchase; plus (3) reasonable third party expenses incurred in connection with the transfer of the Mortgage Loans being repurchased; minus (4) any amounts received in respect of such Mortgage Loan which are being held in the Collection Account for future remittance; minus (4) any amounts received in respect of such Mortgage Loan which are being held in the Collection Account for future remittance; minus (5) any unreimbursed Servicing Advances and Monthly Advances (including Non-recoverable Advances) and any unpaid Servicing Fees made by or owing to the Servicer and allocable to such Mortgage Loan, which amounts shall be deposited in the Collection Account for withdrawal by the Servicer in accordance with Section 5.05.

“Required Surety Payment”: With respect to any defaulted Pledged Asset Mortgage Loan for which a claim is payable under the related Surety Bond under the procedures referred to herein, the lesser of (i) the principal portion of the realized loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Pledged Assets required at origination with respect to such Mortgage Loan (but not more than 30% of the original principal balance of such Mortgage Loan) over (b) the net proceeds realized by the related Pledged Asset Servicer from the related Pledged Assets.

“Sarbanes Certification”: As defined in Section 13.05(a)(iv).

“Scheduled Principal Balance”:  With respect to any Mortgage Loan, (i) the outstanding principal balance as of the Funding Date after application of principal payments due on or before such date whether or not received, minus (ii) all amounts previously remitted to the Purchaser with respect to such Mortgage Loan representing (a) payments or other recoveries of principal, or (b) advances of principal made pursuant to Section 6.03.

“Securities Account”: With respect to any Pledged Asset Mortgage Loans, the account, together with the financial assets held therein, that is the subject of the related Pledged Asset Agreement.

“Securities Act”:  The Securities Act of 1933, as amended.

“Securitization Transaction”:  Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

“Seller”:  PHH Mortgage Corporation, a New Jersey corporation, or its successors in interest or any successor under this Agreement appointed as herein provided.

“Servicer”:  PHH Mortgage Corporation, a New Jersey corporation, or its successors in interest or any successor under this Agreement appointed as herein provided.

“Servicer Employees”: As defined in Section 5.12.

“Servicing Advances”:  All “out of pocket” costs and expenses that are customary, reasonable and necessary which are incurred by the Servicer in the performance of its servicing obligations hereunder, including (without duplication) the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the servicing, management and liquidation of any Specially Serviced Mortgaged Loans and/or any REO Property, and (d) compliance with the Servicer’s obligations under Section 5.08, together with any related attorneys fees or other third party service provider fees.

“Servicing Criteria”:  The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

“Servicing Event”:  Any of the following events with respect to any Mortgage Loan:  (i) any Monthly Payment being more than 60 days delinquent; (ii) any filing of an Insolvency Proceeding by or on behalf of the related Mortgagor, any consent by or on behalf of the related Mortgagor to the filing of an Insolvency Proceeding against such Mortgagor, or any admission by or on behalf of such Mortgagor of its inability to pay such Person’s debts generally as the same become due; (iii) any filing of an Insolvency Proceeding against the related Mortgagor that remains undismissed or unstayed for a period of 60 days after the filing thereof; (iv) any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of the related Mortgagor or with respect to any Mortgaged Property; (v) any receipt by the Servicer of notice of the foreclosure or proposed foreclosure of any other lien on the related Mortgaged Property; (vi) any proposal of a material modification (as reasonably determined by the Seller) to such Mortgage Loan due to a default or imminent default under such Mortgage Loan; or (vii) in the reasonable judgment of the Servicer, the occurrence, or likely occurrence within 60 days, of a payment default with respect to such Mortgage Loan that is likely to remain uncured by the related Mortgagor within 60 days thereafter.

“Servicing Fee”:  With respect to each Mortgage Loan and any calendar month (or portion thereof) an amount equal to 1/12 of the product of (i) the Unpaid Principal Balance of such Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan.   The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 5.05) of the related Monthly Payment collected by the Servicer, or as otherwise provided under Section 5.05.

“Servicing Fee Rate”:  With respect to any Mortgage Loan, the per annum rate for such Mortgage Loan set forth on the related Mortgage Loan Schedule or if not specified thereon, in the related Confirmation or Purchase Price and Terms Letter, as applicable.

“Servicing Officer”:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a written list of servicing officers furnished by the Servicer to the Purchaser upon request therefor by the Purchaser, as such list may from time to time be amended.

“Servicing Transfer Costs”:  All reasonable costs and expenses incurred by the Purchaser in connection with the transfer of servicing from the Servicer, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Purchaser (or any successor to Servicer appointed pursuant to Section 12.01) to correct any errors or insufficiencies in the servicing data or otherwise to enable the Purchaser (or any successor to Servicer appointed pursuant to Section 12.01) to service the Mortgage Loans properly and effectively.

“Servicing Transfer Date”:  The date on which servicing transfers to a successor servicer pursuant to Section 12.01 of this Agreement.

“Specially Serviced Mortgage Loan”:  A Mortgage Loan as to which a Servicing Event has occurred and is continuing.

“Standard & Poor’s”:  Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. or any successor organization.

“Static Pool Information”:  Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

“Stock Certificate”:  With respect to a Cooperative Loan, the certificates evidencing ownership of the Cooperative Shares issued by the Cooperative Corporation.

“Stock Power”:  With respect to a Cooperative Loan, an assignment of the Stock Certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

“Subcontractor”:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

“Subservicer”:  Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

“Surety Bond”: With respect to each Pledged Asset Mortgage Loan, the surety bond issued by the related Surety Bond Issuer covering such Pledged Asset Mortgage Loan.

“Surety Bond Issuer”: With respect to each Pledged Asset Mortgage Loan, the surety bond issuer for the related Surety Bond covering such Pledged Asset Mortgage Loan, as identified in the Confirmation or Purchase Price and Terms Letter, as applicable.

“Third-Party Originator”:  Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by Seller.

“Transaction Servicer” As defined in Section 13.03(c).

“Uniform Commercial Code”: The Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York,  “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“Unpaid Principal Balance”:  With respect to any Mortgage Loan, at any time, the actual outstanding principal balance then payable by the Mortgagor under the terms of the related Mortgage Note.

“USA Patriot Act”: Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended.

“USPAP”: The Uniform Standards of Professional Appraisal Practice, as amended.

“VA”:  The United States Department of Veterans Affairs or any successor organization.

“Warranty Bill of Sale”:  A warranty bill of sale with respect to the Mortgage Loans purchased on a Funding Date in the form annexed hereto as Exhibit 10.

“Whole Loan Transfer”:  Any sale or transfer of some or all of the Mortgage Loans (including an Agency Transfer), other than a Securitization Transaction.

Section 1.02  Delinquency

For all purposes hereunder, a Mortgage Loan’s delinquency status shall be calculated using the MBA Method (example:  a Mortgage Loan with an April 1 Due Date will be deemed to be 30 days delinquent if payment is not received on or before April 30).

ARTICLE II:

SALE AND CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01 Sale and Conveyance of Mortgage Loans

Seller agrees to sell and Purchaser agrees to purchase, from time to time, those certain Mortgage Loans identified in a Mortgage Loan Schedule, at the price and on the terms set forth herein and in the related Confirmation or Purchase Price and Terms Letter, as applicable.  Purchaser shall be obligated to purchase such Mortgage Loans set forth in the applicable Mortgage Loan Schedule, subject to the terms and conditions of this Agreement and the related Confirmation or Purchase Price and Terms Letter, as applicable, from the time Purchaser confirms with Seller its agreement to purchase such Mortgage Loans.

Prior to funding the origination of a Mortgage Loan, Seller may provide Purchaser with copies of the appraisal(s) (collectively, the “Appraisal Package”) obtained for the Mortgaged Property securing such Mortgage Loan.  Purchaser shall use best efforts to notify Seller in writing (the “Notice”) within two (2) Business Days after its receipt of an Appraisal Package, as to whether or not the valuation of the Mortgaged Property set forth in the Appraisal Package is acceptable to Purchaser.  For the avoidance of doubt, failure by Purchaser to provide a Notice to Seller shall not be deemed to constitute acceptance of a valuation set forth in the related Appraisal Package.  If the Notice states that the valuation set forth in the Appraisal Package is acceptable to Purchaser, and Seller, in reliance on the Notice (which reliance is expressly acknowledged by Purchaser), funds the origination of the related Mortgage Loan and subsequently submits it to Purchaser for purchase pursuant to this Section 2.01, Purchaser shall be estopped from refusing to purchase the Mortgage Loan for reasons relating to valuation of the related Mortgaged Property.  For the avoidance of doubt, notwithstanding the foregoing, the Purchaser shall not be estopped from exercising any of its rights and remedies with respect to such Mortgage Loan hereunder, whether related to valuation of the Mortgaged Property or otherwise.

With respect to Mortgage Loans to be purchased by Purchaser on a flow basis the following provisions in this paragraph shall apply.  On a daily basis Seller shall conduct an auction for the solicitation of bids to purchase Mortgage Loans.  To the extent Purchaser participates in the auction, it shall submit bids no later than 8:45 AM Eastern Time in the form of a pricing grid (a “Pricing Grid”) that sets forth a separate price (as a percentage of par) for each pass-through coupon rate set forth in the Pricing Grid.  Such pricing shall also assume a specified Funding Date.  Prior to 10:30 AM Eastern Time on the day the Pricing Grid is submitted to Seller, Seller shall inform Purchaser of any winning bids with respect to the Pricing Grid.  Not later than 10:30 AM Eastern Time on the Business Day following a successful bid, Seller will email a confirmation (a “Confirmation”), in an Excel file or as otherwise agreed and in accordance with market practice, to Purchaser setting forth certain characteristics of the Mortgage Loans to be purchased by Purchaser, including the related price for each such Mortgage Loan.  If Purchaser confirms, via email to Seller, its agreement to the pricing terms and funding date provided the prior day for each of the Mortgage Loans in the Confirmation, Seller shall be legally bound to deliver, on a best efforts basis, the Mortgage Loans to Purchaser (to the extent such Mortgage Loans subsequently close) and Purchaser shall be legally bound to purchase such Mortgage Loans.  Such email confirmation from Purchaser to Seller shall be received no later than 12:00 noon Eastern Time on the same day the Confirmation is sent to Purchaser.  Seller and Purchaser hereby agree that there may be events in the market that require an adjustment to the prices set forth in the Pricing Grid after the initial Pricing Grid is provided as described above.  The parties agree that such pricing changes will be made only for material market movements (as mutually agreed upon).  Purchaser shall provide notification to Seller in the form of an e-mail.  Original pricing from the Pricing Grid will remain in effect on Mortgage Loans until no more than 1 hour after such notification to Seller in order to allow Seller to effectuate such changes in its pricing system for the additional Mortgage Loans.  The Confirmation will detail which Mortgage Loans have been the subject of a pricing adjustment.

On the Funding Date and subject to the terms and conditions of this Agreement, Seller will sell, transfer, assign, set over and convey to the Purchaser, without recourse except as set forth in this Agreement, and the Purchaser will purchase, all of the right, title and interest of the Seller in and to the Mortgage Loans being conveyed by it hereunder, as identified on the Mortgage Loan Schedule.

Examination of the Mortgage Files may be made by Purchaser or its designee prior to the Funding Date as follows. No later than 5 Business Days prior to the Funding Date, Seller will deliver the related Legal Documents to Purchaser or its custodian pursuant to a bailee letter agreement.  Upon Purchaser’s reasonable request, Seller will make the related Credit Documents available for review by Purchaser at Seller’s offices during normal business hours.  As a condition to receiving access to such Mortgage Files, Purchaser shall sign a confidentiality agreement, in form and substance satisfactory to Seller, with respect to such information disclosed to Purchaser which is not available to the public at large and a release and indemnity agreement, in form and substance satisfactory to Seller, with respect to its activities on the Seller’s premises. If in the course of such examination Purchaser identifies any Mortgage Loans that do not conform to the Designated Guidelines, such Mortgage Loans will be deleted from the Mortgage Loan Schedule at Purchaser’s discretion.  The fact that Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Loan files shall not affect Purchaser’s rights to demand repurchase, substitution or other relief as provided herein.

On the Funding Date and in accordance with the terms herein, Purchaser will pay to Seller by 2:00 p.m. Eastern Standard Time, by wire transfer of immediately available funds, the Purchase Price, together with interest, if any, accrued from the Cut-off Date through the day immediately preceding the Funding Date, according to the instructions to be provided by Seller.  Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to Purchaser a Warranty Bill of Sale with respect to the Mortgage Loans in the form annexed hereto as Exhibit 10.

Purchaser shall be entitled to all scheduled principal due after the Cut-off Date, all other recoveries of principal collected after the Cut-off Date and all payments of interest on the Mortgage Loans (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date). Notwithstanding the foregoing, on the first Remittance Date after the Funding Date the Purchaser shall be entitled to receive the interest accrued from the Cut-off Date through the day immediately preceding the Funding Date.  The principal balance of each Mortgage Loan as of the Cut-off Date is determined after application of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts shall be the property of Purchaser. Seller shall hold any such prepaid amounts for the benefit of Purchaser for subsequent remittance by Seller to Purchaser on the Remittance Date following collection thereof. All scheduled payments of principal due on or before the Cut-off Date and collected by Servicer after the Cut-off Date shall belong to Seller.

Section 2.02  Possession of Mortgage Files

Upon the sale of any Mortgage Loan, the ownership of such Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, payments, proceeds and obligations arising therefrom or in connection therewith, shall then be vested in the Purchaser, and the ownership of all records and documents with respect to such Mortgage Loan prepared by or which come into the possession of the Seller or Servicer shall immediately vest in the Purchaser.  The contents of any Mortgage File not delivered to the Purchaser or its custodian shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof and the Servicer’s possession of the contents of each Mortgage File so retained is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only.  The books and records of the Seller shall clearly reflect the sale of the Mortgage Loans to the Purchaser.  The Servicer shall release from its custody the contents of any Mortgage File retained by it only in accordance with written instructions from the Purchaser, except where such release is required as incidental to the Servicer’s servicing of the Mortgage Loans or is in connection with a repurchase or substitution of any such Mortgage Loan pursuant to Section 3.04.

Any documents released to a Seller or the Servicer in connection with the foreclosure or servicing of any Mortgage Loan shall be held by such Person in trust for the benefit of the Purchaser in accordance with this Section 2.02.  Such Person shall return to the Purchaser such documents when such Person’s need therefor in connection with such foreclosure or servicing no longer exists (unless sooner requested by the Purchaser); provided that, if such Mortgage Loan is liquidated, then, upon the delivery by a Seller or the Servicer to the Purchaser of a request for the release of such documents and a certificate certifying as to such liquidation, the Purchaser shall promptly release and, to the extent necessary, deliver to such Person such documents.

Section 2.03  Books and Records

The sale of each of its Mortgage Loans shall be reflected on the Seller’s balance sheet and other financial statements as a sale of assets by the Seller.  Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans it conveyed to the Purchaser which shall be clearly marked to reflect the sale of each Mortgage Loan to the Purchaser and the ownership of each Mortgage Loan by the Purchaser.  The Seller shall, at the Purchaser’s expense, deliver to the Purchaser copies of its books and records for the Mortgage Loans conveyed to the Purchaser as reasonably requested by the Purchaser.  To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in electronic form or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Seller complies with the requirements of the Fannie Mae Guides.

In addition to the foregoing, the Seller shall provide to any supervisory agents or examiners that regulate the Purchaser, including but not limited to, the OTS, the FDIC and other similar entities, access, during normal business hours, upon reasonable advance notice to the Seller and without charge to the Seller or such supervisory agents or examiners, to any documentation regarding the Mortgage Loans that may be reasonably required by any applicable regulator.

Section 2.04  Defective Documents; Delivery of Mortgage Loan Documents

If, subsequent to the related Funding Date,  the Purchaser or Seller finds any document or documents constituting a part of a Mortgage File to be defective or missing in any material respect (in this Section 2.04, a “Defect”), the party discovering such Defect shall promptly so notify the other parties.  The Seller shall have a period of 90 days within which to correct or cure any such Defect after the earlier of such Seller’s discovery of same or such Seller being notified of same.  If such Defect can ultimately be cured but is not reasonably expected to be cured within such 90 day period, Seller shall have such additional time as is reasonably determined by the Purchaser to cure or correct such Defect provided that Seller has commenced curing or correcting such Defect and is diligently pursuing same.  Seller hereby covenants and agrees that, if the Defect cannot be corrected or cured within such 90 day period, the related Mortgage Loan shall automatically constitute, upon the expiration of such 90 day period and without any further action by any other party, a Defective Mortgage Loan, whereupon Seller shall repurchase such Mortgage Loan by paying to the Purchaser the Repurchase Price therefor in accordance with Section 3.04.

The Seller will, with respect to each Mortgage Loan to be purchased by the Purchaser, deliver and release to the Purchaser or its custodian the Legal Documents as set forth in Section 2.01.  If the Seller cannot deliver an original Mortgage with evidence of recording thereon, original assumption, modification and substitution agreements with evidence of recording thereon or an original intervening assignment with evidence of recording thereon within the applicable time periods, then such Seller shall promptly deliver to the Purchaser or the appointed custodian (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been recorded by the appropriate recording office) such original Mortgages and original intervening assignments with evidence of recording indicated thereon upon receipt thereof from the public recording official, except in cases where the original Mortgage or original intervening assignments are retained permanently by the recording office, in which case, such Seller shall deliver a copy of such Mortgage or intervening assignment, as the case may be, certified to be a true and complete copy of the recorded original thereof.  If the Seller cannot deliver the original security instrument or if an original intervening assignment has been lost, then the Seller will deliver a copy of such security instrument or intervening assignment, certified by the local public recording official.  If the original title policy has been lost, the Seller will deliver a duplicate original title policy.

If the original Mortgage was not delivered pursuant to the preceding paragraph solely because such documents have not been returned by the appropriate recording office, then the Seller shall use its best efforts to promptly secure the delivery of such originals and shall cause such originals to be delivered to the Purchaser promptly upon receipt thereof.  Notwithstanding the foregoing, if the original Mortgage, original assumption, modification, and substitution agreements, the original of any intervening assignment or the original policy of title insurance is not so delivered to the Purchaser within 180 days following the Funding Date, then, upon written notice by the Purchaser to Seller, the Purchaser may, in its sole discretion, then elect (by providing written notice to Seller) to treat such Mortgage Loan as a Defective Mortgage Loan, whereupon Seller shall repurchase such Mortgage Loan by paying to the Purchaser the Repurchase Price therefor in accordance with Section 3.04.  It is understood that from time to time certain local recorder offices become backlogged with document volume. It is agreed that the Seller will provide an Officer’s Certificate to document that the Seller has performed all necessary tasks to ensure delivery of the required documentation within 180 days and the delay beyond 180 days is caused by the backlog.   If the delay exceeds 360 days, regardless of the backlog the Purchaser may elect to collect the documents with its own resources with the reasonable cost and expense to be borne by the Seller.

At the Purchaser’s request or if necessary under applicable law, the Assignments shall be promptly recorded in the name of the Purchaser or in the name of a Person designated by the Purchaser in all appropriate public offices for real property records.  If any such Assignment is lost or returned unrecorded because of a defect therein, then the Seller shall promptly prepare a substitute Assignment to cure such defect and thereafter cause each such Assignment to be duly recorded.  All recording fees related to such a one-time recordation of the Assignments to or by a Seller shall be paid by the Seller.

Section 2.05  Transfer of Mortgage Loans

Subject to the provisions of this Section 2.05, the Purchaser shall have the right, without the consent of the Seller, at any time and from time to time, to assign any of the Mortgage Loans and all or any part of its interest under this Agreement and designate any person to exercise any rights of the Purchaser hereunder, and the assignees or designees shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans.  The Seller recognizes that the Mortgage Loans may be divided into “packages” for resale.

All of the provisions of this Agreement shall inure to the benefit of the Purchaser and any such assignees or designees.  All references to the Purchaser shall be deemed to include its assignees or designees.  Utilizing resources reasonably available to the Seller without incurring any cost except the Seller’s overhead and employees’ salaries, the Seller shall cooperate in any such assignment of the Mortgage Loans and this Agreement; provided that the Purchaser shall bear all costs associated with any such assignment of the Mortgage Loans and this Agreement other than such Seller’s overhead or employees’ salaries.

The Servicer and Purchaser agree that in no event will the Servicer be required to remit funds or make available via Servicer’s website remittance reports to more than two (2) Persons (not including the Servicer or any Affiliate or transferee thereof) at any given time with respect to any Mortgage Loans sold on a particular Funding Date.

The Servicer and the Purchaser acknowledge that the Servicer shall continue to remit payments to the Purchaser on the Remittance Date after the transfer of the Mortgage Loans, unless the Servicer was notified in writing of the new record owner of the Mortgage Loans 3 Business Days prior to the Record Date, in which case, the Servicer shall remit to the new record owner (or trustee or master servicer, as the case may be) of the Mortgage Loans.

Any prospective assignees of the Purchaser who have entered into a commitment to purchase any of the Mortgage Loans may review and underwrite the Servicer’s servicing and origination operations, upon reasonable prior notice to the Servicer, and the Servicer shall cooperate with such review and underwriting to the extent such prospective assignees request information or documents that are reasonably available and can be produced without unreasonable expense or effort.  The Servicer shall make the Mortgage Files related to the Mortgage Loans held by the Servicer available at the Servicer’s principal operations center for review by any such prospective assignees during normal business hours upon reasonable prior notice to the Servicer (in no event less than 15 Business Days prior notice).  The Servicer may, in its sole discretion, require that such prospective assignees sign a confidentiality agreement, in form and substance satisfactory to Servicer, with respect to such information disclosed to the prospective assignee which is not available to the public at large and a release and indemnity agreement, in form and substance satisfactory to Servicer, with respect to its activities on the Servicer’s premises.

The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans.  The Purchaser may, subject to the terms of this Agreement, sell and transfer, in whole or in part, any or all of the Mortgage Loans; provided that no such sale and transfer shall be binding upon the Servicer unless such transferee shall agree in writing to an Assignment, Assumption and Recognition Agreement, in substantially the form of Exhibit 2.05 attached hereto, and an executed copy of such Assignment, Assumption and Recognition Agreement shall have been delivered to the Servicer.  The Servicer shall evidence its acknowledgment of any transfers of the Mortgage Loans to any assignees of the Purchaser by executing such Assignment, Assumption and Recognition Agreement.  The Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by any such assignees, and the previous Purchaser shall be released from its obligations hereunder accruing after the date of transfer to the extent such obligations relate to Mortgage Loans sold by the Purchaser.  This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Servicer and their permitted successors, assignees and designees.

Section 2.06  Mortgage Loan Schedule

Seller shall deliver the Mortgage Loan Schedule to the Purchaser at least 3 Business Days prior to the related Funding Date.

Section 2.07  Helping Families Notice

Within thirty (30) days following the Funding Date in respect of a Mortgage Loan, the Servicer on behalf of the Purchaser, shall furnish to the related Mortgagor the notice required by Section 404 of the Helping Families Save Their Homes Act of 2009 (the “Helping Families Act”) in accordance with the provisions thereof.  In addition, in connection with any Securitization Transaction with respect to any of the Mortgage Loans, the Servicer, at the request of the Securitization Transaction sponsor, shall furnish to each related borrower, within thirty (30) days following the closing date with respect to such Securitization Transaction, a notice with respect to such assignment substantially in the form of Exhibit 2.07 attached hereto, which notice shall identify the Securitization Transaction trust as the new owner of the Mortgage Loan and include any other information required by the Helping Families Act.  Purchaser agrees to reimburse the Servicer for all costs and expenses associated with providing such notice.

Section 2.08  Quality Control Procedures

The Seller must have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions.  The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities.  The program is to ensure that the Mortgage Loans are originated and serviced in accordance with prudent mortgage banking practices and GAAP; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

Section 2.09  Closing

The closing for the purchase and sale of the Mortgage Loans shall take place on a Funding Date.  The closing shall be either:  by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

The closing for the Mortgage Loans to be purchased on the Funding Date shall be subject to each of the following conditions:

(a)           at least five (5) Business Days prior to the Funding Date, the Seller shall deliver to the Purchaser by e-mail or such other reliable electronic means, a listing on a loan-level basis of the information contained in the Mortgage Loan Schedule;

(b)           all of the representations and warranties of the Seller under this Agreement shall be materially true and correct as of the Funding Date or, with respect to representations and warranties made as of a date other than the Funding Date, as of such date, and no event shall have occurred which, with notice or the passage of time, would constitute a material default under this Agreement;

(c)           the Purchaser shall have received, or the Purchaser’s attorneys shall have received in escrow, all closing documents, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

(d)           with respect to the initial Funding Date and in connection with any Reconstitution, the Purchaser shall have received, or the Purchaser’s attorneys shall have received in escrow (i) an officer’s certificate in the form of Exhibit 9 hereto and (ii) an Opinion of Counsel substantially in the form of Exhibit 13 hereto;

(e)           the Seller shall have delivered and released to the Purchaser (or its designee) on or prior to the Funding Date all documents required pursuant to the terms of this Agreement; and

(f)           all other terms and conditions of this Agreement and the Purchase Price and Terms Letters shall have been materially complied with.

Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the Funding Date the Purchase Price pursuant to Section 2.01 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

ARTICLE III:

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER; REPURCHASE AND SUBSTITUTION; REVIEW OF MORTGAGE LOANS

Section 3.01 Representations and Warranties of Seller and Servicer

Seller and Servicer, each as to itself, represents, warrants and covenants to the Purchaser that as of each Funding Date or as of such date specifically provided herein:

1.           Due Organization.  It is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon it by any state having jurisdiction and in any event it is or will be in compliance with the laws of any such state to the extent necessary to enforce each Mortgage Loan and with respect to Servicer, service each Mortgage Loan in accordance with the terms of this Agreement; it is an approved seller/servicer in good standing of conventional residential mortgage loans for Fannie Mae or Freddie Mac and is a HUD-approved mortgagee under Section 203 of the National Housing Act.

2.           Due Authority.  The Seller had the full power and authority and legal right to originate the Mortgage Loans that it originated, if any, and to acquire the Mortgage Loans that it acquired.  The Seller has the full power and authority to hold each Mortgage Loan, to transfer and convey each Mortgage Loan, to sell each Mortgage Loan and each of the Seller and the Servicer has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement and the related Confirmation or Purchase Price and Terms Letter.  Each of the Seller and the Servicer has duly authorized the execution, delivery and performance of this Agreement and the related Confirmation or Purchase Price and Terms Letter, has duly executed and delivered this Agreement, and this Agreement and the related Confirmation or Purchase Price and Terms Letter, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of each of the Seller and the Servicer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law) and all requisite corporate action has been taken by the Seller to make this Agreement and all agreements contemplated hereby valid and binding upon the Seller in accordance with their terms.

3.           No Conflict.  The execution and delivery of this Agreement, the acquisition or origination, as applicable, of the Mortgage Loans by the Seller, the sale of the Mortgage Loans by the Seller, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement and the related Confirmation or Purchase Price and Terms Letter, will not conflict with or result in a breach of any of the terms, conditions or provisions of the organizational documents and bylaws of either the Seller or the Servicer or any legal restriction or any agreement or instrument to which the Seller or the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or the Servicer or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans;

4.           Ability to Perform.  It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement and the related Confirmation or Purchase Price and Terms Letter;

5.           No Material Default.  Neither the Seller nor any of its Affiliates is in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which the Seller or any of its Affiliates is a party or by which it (or any of its assets) is bound, which default would have a Material Adverse Effect on the ability of the Seller to perform under this Agreement, nor, to the best of the Seller’s knowledge, has any event occurred which, with notice, lapse of time or both, would constitute a default under any such agreement, contract, instrument or indenture and have a Material Adverse Effect on the ability of the Seller to perform its obligations under this Agreement;

6.           Financial Statements.  The Seller has delivered to the Purchaser financial statements as to its last two complete fiscal years. Except as has previously been disclosed to the Purchaser in writing:  (a) such financial statements fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of Seller and its subsidiaries; and (b) such financial statements are true, correct and complete as of their respective dates and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto;

7.           No Change in Business.  There has been no change in the business, operations, financial condition, properties or assets of the Seller or the Servicer since the date of the financial statements referenced in clause (6) above that would have a Material Adverse Effect on the ability of the Seller or the Servicer to perform its obligations under this Agreement;

8.           No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of its knowledge, threatened, or any order or decree outstanding against it, which, either in any one instance or in the aggregate, if determined adversely to it would adversely affect the sale of the Mortgage Loans to the Purchaser or the execution, delivery or enforceability of this Agreement or result in any material liability of the Seller or the Servicer, as the case may be, or draw into question the validity of this Agreement, or have a Material Adverse Effect on the financial condition of the Seller or the Servicer, as the case may be;

9.           No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it of or compliance by it with this Agreement, the delivery of the Mortgage Files to the Purchaser, the sale of the Mortgage Loans to the Purchaser or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date;

10.           Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement and the related Confirmation or Purchase Price and Terms Letter is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement and the related Confirmation or Purchase Price and Terms Letter are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

11.           No Broker.  It has not dealt with any broker, agent, investment banker, or anyone else who might be entitled to a fee, commission, or compensation in connection with this transaction;

12.           No Untrue Information.  No written statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading;

13.           Non-solicitation.  In the event it chooses to solicit any Mortgagors (in writing or otherwise) to refinance any of the Mortgage Loans during the term of this Agreement, such solicitations shall be directed at all of Seller’s customers and will not be exclusively directed towards the Mortgagors relating to the Mortgage Loans sold hereunder; and

14.           Solvency.  It is solvent and the sale of the Mortgage Loans will not cause it to become insolvent.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of its creditors.

15.           Origination and Servicing Practices.  The origination and servicing practices with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations.  With respect to escrow deposits and payments that the Servicer is entitled to collect, all such payments are in the possession of, or under the control of, the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All escrow payments have been collected and are being maintained in full compliance with applicable state and federal law and the provisions of the related Mortgage Note and Mortgage.  As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount reasonably sufficient (based on an initial or past escrow analysis) to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable.  No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note. All Note Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note.  Any interest required to be paid pursuant to state and local law has been properly paid and credited;

16.           Seller to Treat Sale of Mortgage Loans as a Sale.  The Seller will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

17.           Servicing Fee.  The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

18.           Seller Duly Licensed to Originate, Own and Service Mortgage Loans.  The Seller and each other Obligated Party and any servicer is (or, during the period in which it held and disposed of an interest in any Mortgage Loan or engaged in any activity with respect to any Mortgage Loan, was) duly licensed or approved and validly authorized under applicable law to originate, own, service, hold interest in, or engage in activities with respect to such Mortgage Loan, or was exempt from such licensing or approval requirements and (ii) all other parties that have had any interest in any Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located;

19.           Designated Guidelines.  The Seller shall provide the Purchaser with a complete and correct copy of the Designated Guidelines for the Mortgage Loans as of the date of this Agreement and shall inform the Purchaser of any changes to those Designated Guidelines at least quarterly and, in the case of material changes related to the Mortgage Loans, as promptly as practicable; and

20.           Access to Mortgage Files.  The Seller shall provide the Purchaser with access to the mortgage credit and servicing files and related information as reasonably requested by the Purchaser, including all related Designated Guidelines.

Section 3.02 Representations and Warranties of the Servicer

The Servicer represents warrants and covenants to the Purchaser that as of the Funding Date or as of such date specifically provided herein:

(1)           Ability to Service.  The Servicer is an approved seller/servicer for Fannie Mae and Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 of the National Housing Act, with facilities, procedures and experienced personnel necessary for the servicing of mortgage loans of the same type as the Mortgage Loans.  No event has occurred that would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or that would require notification to either Fannie Mae or Freddie Mac;

(2)           Collection Practices.  The collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper and prudent in the mortgage servicing business; and

(3)           MERS.  The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

Section 3.03  Representations and Warranties as to Individual Mortgage Loans.

With respect to each Mortgage Loan, the Seller hereby makes the following representations and warranties to the Purchaser on which the Purchaser specifically relies in purchasing such Mortgage Loan.  Such representations and warranties speak as of the Funding Date unless otherwise indicated, but shall survive any subsequent transfer, assignment or conveyance of such Mortgage Loans:

(1)           Mortgage Loan as Described.  Such Mortgage Loan complies with the terms and conditions set forth herein, and all of the information set forth with respect thereto on the Mortgage Loan Schedule is true and correct in all material respects;

(2)           Complete Mortgage Files.  The instruments and documents specified in Section 2.02 with respect to such Mortgage Loan have been delivered to the Purchaser or its designated custodian in compliance with the requirements of Article II.  The Seller is in possession of a Mortgage File respecting such Mortgage Loan including all documents used in the qualification of the Borrower, except for such documents as have been previously delivered to the Purchaser;

(3)           Owner of Record.  The Seller is the sole owner and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Purchaser, the Seller will retain any Mortgage File documents in its possession in trust for the Purchaser only for the purpose of servicing and supervising the servicing of the Mortgage Loan.  Each sale of the Mortgage Loan from any prior owner or the Seller was in exchange for fair equivalent value, and the prior owner or the Seller, as applicable, was solvent both prior to and after the transfer and had sufficient capital to pay and was able to pay its debts as they would generally mature;

(4)           Payments Current.  All payments required to be made up to and including the Funding Date for such Mortgage Loan under the terms of the Mortgage Note have been made, such that such Mortgage Loan is not delinquent 30 days or more on the Funding Date; and, if the Mortgage Loan is a Pledged Asset Mortgage Loan, neither the Mortgage Loan nor the related Pledged Assets has been dishonored.  There has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder at any time; to Seller’s knowledge, no payment made on such Mortgage Loan has been dishonored; there are no material defaults under the terms of such Mortgage Loan; neither the Seller nor, to Seller’s knowledge, any other party has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and, if the Mortgage Loan is a Cooperative Loan, no foreclosure action or private or public sale under the Uniform Commercial Code has ever been threatened or commenced with respect to the Cooperative Loan;

(5)           No Outstanding Charges.  All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents and any other charges payable on the Mortgage Loan which previously became due and owing have been paid by the borrower, or escrow funds from the borrower have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(6)           Original Terms Unmodified.  The terms of the Mortgage Note and the Mortgage related to such Mortgage Loan (and the Proprietary Lease and the Pledge Instruments with respect to each Cooperative Loan, and the Pledged Assets with respect to each Pledged Asset Mortgage Loan) have not been impaired, waived, altered or modified in any material respect, except by a written instrument that, if required by applicable law, or, necessary to protect the interest of the Purchaser, has been recorded or is in the process of being recorded.  The substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Insurance Policy and title insurance policy, to the extent required by such policies, the terms of such waiver, alteration or modification have been reflected in the Mortgage Loan Schedule and the written instrument reflecting such terms has been included in the Mortgage File.  No Mortgagor has been released, in whole or in part, from the terms of the Mortgage Note and the Mortgage, except in connection with an assumption agreement which is part of the Mortgage File and the terms of which are reflected in the related Mortgage Loan Schedule;

(7)           No Defenses.  The Mortgage Note and the Mortgage related to such Mortgage Loan (and the Cooperative Pledge Agreement related to each Cooperative Loan, and the related Pledge Agreement with respect to each Pledged Asset Mortgage Loan) are not subject to any right of rescission, set-off or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of such Mortgage Note and such Mortgage (or the related Pledge Agreement with respect to each Pledged Asset Mortgage Loan), or the exercise of any right thereunder, render such Mortgage (or the related Pledge Agreement with respect to each Pledged Asset Mortgage Loan) unenforceable, in whole or in part, or subject to any right of rescission, set-off or defense, including the defense of usury and no such right of rescission, set-off or defense has been asserted with respect thereto; the Mortgagor was not a debtor in any state or federal bankruptcy or Insolvency Proceeding at the time of origination of the Mortgage Loan and is not currently a debtor in any state or federal bankruptcy or Insolvency Proceeding;

(8)           Hazard Insurance.  (a) All buildings upon the Mortgaged Property related to such Mortgage Loan are insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where such Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Section 5.10.  All such insurance policies contain a standard mortgagee clause naming the originator of such Mortgage Loan, its successors and assigns, as mortgagee.  Such policies are the valid and binding obligations of the insurer, and all premiums thereon due to date have been paid.  The related Mortgage obligates the Mortgagor thereunder to maintain all such insurance at such Mortgagor’s cost and expense, and on such Mortgagor’s failure to do so, authorizes the holder of such Mortgage to maintain such insurance at such Mortgagor’s cost and expense and to seek reimbursement therefor from such Mortgagor; or (b) in the case of a condominium or unit in a planned unit development (“PUD”) project that is not covered by an individual policy, the condominium or PUD project is covered by a “master” or “blanket” policy and there exists and is in the Mortgage File a certificate of insurance showing that the individual unit that secures the first mortgage is covered under such policy.  The insurance policy contains a standard mortgagee clause naming the originator of such Mortgage Loan (and its successors and assigns), as insured mortgagee.  Such policies (1) are issued by a Qualified Insurer (a “Qualified Insurer” means either (i) an insurer acceptable to Fannie Mae and Freddie Mac or (ii) an insurer that has a general policy rating of A or better in Best’s Key Rating Guide), (2) are the valid and binding obligations of the insurer and are in full force and effect and (3) on the date of origination contained a standard mortgagee clause naming the Seller, its successors in interest, and its assigns as mortgagee and as loss payee and such clause is still in effect, and all premiums thereon have been paid.  The insurance policy provides for advance notice to the Seller or Servicer if the policy is canceled or not renewed, or if any other change that adversely affects the Seller’s interests is made and no such notice has been received by any Obligated Party; the certificate includes the types and amounts of coverage provided, describes any endorsements that are part of the “master” policy and would be acceptable pursuant to the Fannie Mae Guide or Freddie Mac Servicing Guide; if required by the FDPA, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and conforming to Fannie Mae and Freddie Mac requirements, in an amount not less than the amount required by the FDPA;

(9)           Compliance With Applicable Laws.  All requirements of any federal, state or local law (including usury, truth in lending, real estate settlement procedures, consumer credit protection, predatory and abusive lending, equal credit opportunity or disclosure laws) applicable to the origination and servicing of such Mortgage Loan have been complied with in all material respects;

(10)           No Fraud.  No fraud, error, omission, misrepresentation, gross negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of the Seller, the borrower, any originator, any guarantor, any co-borrower, the Servicer or any other Person, including any appraiser, title company, closing or settlement agent, realtor, builder or developer or any other party involved in the origination or sale of the Mortgage Loan or the sale of the Mortgaged Property, that would impair in any way the rights of the Purchaser in the Mortgage Loan or Mortgaged Property or that violated applicable law;

(11)           No Satisfaction of Mortgage.  The Mortgage related to such Mortgage Loan has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.  The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

(12)           Valid First Lien.  The Mortgage related to such Mortgage Loan is a valid, subsisting and enforceable perfected first lien on the related Mortgaged Property, including all buildings on the Mortgaged Property, and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings to the extent described in such Mortgage, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any senior security interest in the Mortgaged Property or other senior interest or senior right thereto.  The Mortgaged Property is free and clear of any encumbrances and liens having priority over the first lien of the Mortgage subject only to (a) the lien of current real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording of such Mortgage which are acceptable to mortgage lending institutions generally, are referred to in the lender’s title insurance policy and do not adversely affect the market value or intended use of the related Mortgaged Property, (c) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (d) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by such Mortgage or the use, enjoyment, or market value of the related Mortgaged Property; with respect to each Cooperative Loan, each Cooperative Pledge Agreement creates a valid, enforceable and subsisting first security interest in the collateral securing the related Mortgage Note subject only to (a) the lien of the related Cooperative Corporation for unpaid assessments representing the obligor's pro rata share of the Cooperative Corporation’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Cooperative Pledge Agreement; provided, however, that the appurtenant Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Cooperative Project; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser; the related original Mortgage has been recorded or is in the process of being recorded.

(13)           No Prior Liens.  The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

(14)           Validity of Documents.  The Mortgage Note, the Mortgage related to such Mortgage Loan (and the Cooperative Pledge Agreement with respect to each Cooperative Loan) and the other agreements executed in connection therewith are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (regardless whether such enforcement is considered in a proceeding in equity or at law);

(15)           Valid Execution of Documents.  All parties to the Mortgage Note, the Mortgage related to such Mortgage Loan and the other agreements executed in connection therewith had legal capacity to enter into such Mortgage Loan and to execute and deliver the related Mortgage Note and the related Mortgage and the related Mortgage Note and the related Mortgage have been duly and properly executed by such parties; with respect to each Cooperative Loan, all parties to the Mortgage Note and the Mortgage Loan had legal capacity to execute and deliver the Mortgage Note, the Cooperative Pledge Agreement, the Proprietary Lease, the Stock Power, the Recognition Agreement, the Financing Statement and the Assignment of Proprietary Lease and such documents have been duly and properly executed by such parties; each Stock Power (i) has all signatures guaranteed or (ii) if all signatures are not guaranteed, then such Cooperative Shares will be transferred by the stock transfer agent of the Cooperative Corporation if the Seller undertakes to convert the ownership of the collateral securing the related Cooperative Loan;

(16)           Full Disbursement of Proceeds.  Such Mortgage Loan has closed and the proceeds of such Mortgage Loan have been fully disbursed prior to the Funding Date; provided that, with respect to any Mortgage Loan originated within the previous 120 days, alterations and repairs with respect to the related Mortgaged Property or any part thereof may have required an escrow of funds in an amount sufficient to pay for all outstanding work within 120 days of the origination of such Mortgage Loan, and, if so, such funds are held in escrow by the Seller, a title company or other escrow agent. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(17)           Ownership.  Immediately prior to the transfer and assignment to the Purchaser on the related Funding Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, was not subject to an assignment or pledge, and the Seller had good and marketable title to, was the sole owner of (and with respect to any Cooperative Loan, was the sole owner of the related Cooperative Pledge Agreement), and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest. The Seller has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim (including, but not limited to, any preference or fraudulent transfer claim) or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for purposes of servicing the Mortgage Loan as set forth in this Agreement;

(18)           Doing Business.  All parties that have had any interest in such Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

(19)           Title Insurance.  (a) Such Mortgage Loan is covered by an ALTA lender’s title insurance policy or short form title policy acceptable to Fannie Mae and Freddie Mac (or, in jurisdictions where ALTA policies are not generally approved for use, a lender’s title insurance policy acceptable to Fannie Mae and Freddie Mac), issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring (subject to the exceptions contained in clauses (12)(a) and (b) above) the Seller or Servicer, its successors and assigns as to the first priority lien of the related Mortgage in the original principal amount of such Mortgage Loan and in the case of ARM Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of such Mortgage providing for adjustment to the applicable Note Rate and Monthly Payment.  Additionally, either such lender’s title insurance policy affirmatively insures that there is ingress and egress to and from the Mortgaged Property and the lender’s title insurance policy affirmatively insures against encroachments by or upon the related Mortgaged Property or any interest therein or any other adverse circumstance that either is disclosed or would have been disclosed by an accurate survey.  Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance.  The originator of the Mortgage Loan, its successor and/or assignee is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser without any further act.  No claims have been made under such lender’s title insurance policy, neither the Seller nor any prior holder of the related Mortgage has done, by act or omission, anything that would impair  the coverage of such lender’s insurance policy, and there is no act, omission, condition, or information that would impair the coverage of such lender’s insurance policy; (b) The mortgage title insurance policy covering each unit mortgage in a condominium or PUD project related to such Mortgage Loan meets all requirements of Fannie Mae and Freddie Mac.  No Person has provided or received any unlawful fee, commission, kickback, or other compensation or value of any kind in connection with the title insurance policy;

(20)           No Defaults.  (a) There is no default, breach, violation or event of acceleration existing under the Mortgage, the Mortgage Note (or the related Pledge Agreement with respect to each Pledged Asset Mortgage Loan), or any other agreements, documents, or instruments related to such Mortgage Loan; (b) to the Seller’s knowledge, there is no event that, with the lapse of time, the giving of notice, or both, would constitute such a default, breach, violation or event of acceleration; (c) no event of acceleration has previously occurred, and no notice of default has been sent, with respect to such Mortgage Loan; (d) in no event has the Seller or, to Seller’s knowledge, any prior mortgagee waived any of its rights or remedies in respect of any default, breach, violation or event of acceleration under the Mortgage, the Mortgage Note (or the related Pledge Agreement with respect to each Pledged Asset Mortgage Loan), or any other agreements, documents, or instruments related to such Mortgage Loan; and (e) with respect to each Cooperative Loan, there is no default in complying with the terms of the Mortgage Note, the Cooperative Pledge Agreement and the Proprietary Lease and all maintenance charges and assessments (including assessments payable in the future installments, which previously became due and owing) have been paid, and the Seller has the right under the terms of the Mortgage Note, Cooperative Pledge Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor;

(21)           No Mechanics’ Liens.  As of the date of origination of such Mortgage Loan, there were no mechanics’ or similar liens, except such liens as are expressly insured against by a title insurance policy, or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(22)           Location of Improvements; No Encroachments.  As of the date of origination of such Mortgage Loan: all improvements that were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of such Mortgaged Property (and wholly within the project with respect to a condominium unit), and no improvements on adjoining properties encroach upon such Mortgaged Property except as permitted under the terms of the Fannie Mae Guide and the Freddie Mac Servicer Guide; no improvement located on or part of any Mortgaged Property was in violation of any applicable zoning law or regulation; and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property, and with respect to the use and occupancy of the same, including certificates of occupancy, have been made or obtained from the appropriate authorities.  The Mortgage creates a first lien or first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note;

(23)           Origination; Payment Terms.  Principal payments on such Mortgage Loan commenced or will commence no more than 60 days after funds were disbursed in connection with such Mortgage Loan.  If the interest rate on the related Mortgage Note is adjustable, the adjustment is based on the Index set forth on the related Mortgage Loan Schedule. The related Mortgage Note is payable on the first day of each month in arrears, in accordance with the payment terms described on the related Mortgage Loan Schedule;

(24)           Due On Sale.  Except as noted otherwise on the Mortgage Loan Schedule, the related Mortgage contains the usual and customary “due-on-sale” clause or other similar provision for the acceleration of the payment of the Unpaid Principal Balance of such Mortgage Loan if the related Mortgaged Property or any interest therein is sold or transferred without the prior consent of the mortgagee thereunder;

(25)           Prepayment Penalty.  The Mortgage Loans are not subject to any prepayment penalty;

(26)           Mortgaged Property Undamaged; No Condemnation.  As of the date of origination of such Mortgage Loan, the related Mortgaged Property (and with respect to a Cooperative Loan, the related Cooperative Project and Cooperative Unit) is undamaged by waste, vandalism, fire, hurricane, earthquake or earth movement, windstorm, flood, tornado or other casualty adversely affecting the value of such Mortgaged Property or the use for which the premises were intended, and each Mortgaged Property is in substantially the same condition as it was at the time the most recent Appraised Value was obtained. To the knowledge of Seller, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

(27)           Customary Provisions.  The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) in the case of a Mortgage, otherwise by judicial foreclosure.  Upon default by the Mortgagor on a Mortgage Loan and foreclosure on, or trustee’s sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and marketable title to the Mortgaged Property.  There is no homestead or other exemption available to the Mortgagor which would preclude the sale of the Mortgaged Property at a trustee's sale or foreclosure on the Mortgage;

(28)           Conformance With Underwriting Standards. Such Mortgage Loan was underwritten in accordance with the Designated Guidelines.  The methodology used in underwriting the extension of credit for the Mortgage Loan includes objective mathematical principles that relate to the relationship between the borrower's income, assets and liabilities and the proposed payment.  The credit score used in connection with the origination of such Mortgage Loan was the Credit Score.  If there was more than one applicant for such Mortgage Loan, the lowest of the applicants’ Credit Scores was used;

(29)           Appraisal.  Each Mortgage File contains a written appraisal prepared by an appraiser licensed or certified by the applicable governmental body in which the mortgaged property is located and in accordance with the requirements of Title XI of FIRREA.  The appraisal was written, in form and substance, to (i) customary Fannie Mae or Freddie Mac standards for mortgage loans of the same type as such Mortgage Loan and (ii) USPAP standards, and satisfies applicable legal and regulatory requirements. The appraisal was made and signed prior to the final approval of the Mortgage Loan application.  The person performing any property valuation (including an appraiser) had no ownership interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and received no benefit from, and such person’s compensation or referral of further business from the loan originator was not affected by, the approval or disapproval of the Mortgage Loan.  The selection of the person performing the property valuation was made independently of the broker (where applicable) and the originator's loan sales and loan production personnel. For each Mortgage Loan where the property valuation consisted of a broker price opinion, as indicated on the mortgage loan schedule, the opinion was provided by a real estate broker or realtor licensed, certified or recognized in the jurisdiction in which the subject property is located.  The selection of the appraiser met the criteria of Fannie Mae and Freddie Mac for selecting an independent appraiser;

(30)           Deeds of Trust.  If the related Mortgage constitutes a deed of trust, then a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under such deed of trust, except in connection with a trustee’s sale after default by the related Mortgagor;

(31)           LTV; Primary Mortgage Insurance Policy.  No Mortgage Loan had a LTV at the time of origination of more than 80%.  Except with respect to Pledged Asset Mortgage Loans and any loan program as defined in the Designated Guidelines not requiring primary mortgage insurance, if such Mortgage Loan had a Loan-to-Value Ratio of more than 80% at origination, such Mortgage Loan is and will be subject to a Primary Insurance Policy in accordance with the terms of the Fannie Mae Guide or the Freddie Mac Guide, issued by a Qualified Mortgage Insurer, which insures the Seller or Servicer, its successors and assigns and insured’s in the amount set forth on the Mortgage Loan Schedule; provided that, a Primary Insurance Policy will not be required for any Cooperative Loan if (i) the proceeds of such Cooperative Loan were used to purchase a Cooperative Unit at the “insider's price” when the building was converted to a Cooperative Corporation, (ii) the value of the Cooperative Unit for purposes of establishing the LTV at origination was such “insider's price”, (iii) the principal amount of the Cooperative Loan at origination was not more than 100% of such “insider's price” and (iv) the LTV at origination, as calculated using the Appraised Value at origination, was less than or equal to 80%.  All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. To Seller’s knowledge, no action, inaction or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to be insured) whether arising out of actions, representations, errors omissions, negligence or fraud of any Obligated Party, or for any other reason under such coverage or impair the benefits of the endorsement provided for therein, or the validity and binding effect of either including, without limitation, the provision or receipt of any unlawful fee, commission, kickback, or other compensation or value of any kind.  Any related Mortgage subject to any such Primary Insurance Policy (other than a “lender-paid” Primary Insurance Policy) obligates the Mortgagor thereunder to maintain such insurance for the time period required by law and to pay all premiums and charges in connection therewith or, in the case of a “lender-paid” Primary Insurance Policy, the premiums and charges are included in the interest rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule.  As of the date of origination, the Loan-to-Value Ratio of such Mortgage Loan was as specified in the applicable Mortgage Loan Schedule;

(32)           Occupancy.  As of the date of origination of such Mortgage Loan, the related Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Unit) was lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Unit) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.  No Obligated Party has received notice from the Mortgagor, any governmental authority, or any other Person of any noncompliance with any use or occupancy law, ordinance, regulation, standard, license, or certificate with respect to the Mortgaged Property;

(33)           Supervision and Examination by a Federal or State Authority.  Each Mortgage Loan either was (a) closed in the name of Seller, or (b) closed in the name of another entity that is either a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or an institution which is supervised and examined by a federal or state authority, or a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (a “HUD Approved Mortgagee”), and was so at the time such Mortgage Loan was originated (Seller or such other entity, the “Originator”) or (c) closed in the name of a loan broker under the circumstances described in the following sentence.  If such Mortgage Loan was originated through a loan broker, such Mortgage Loan met the Originator’s underwriting criteria at the time of origination and was originated in accordance with the Originator’s policies and procedures and the Originator acquired such Mortgage Loan from the loan broker contemporaneously with the origination thereof.

(34)           Adjustments.  All of the terms of the related Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable and such adjustments will not affect the priority of the lien of the related Mortgage; all such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan;

(35)           Insolvency Proceedings; The Servicemembers Civil Relief Act. To the Seller’s knowledge, the related Mortgagor (1) is not the subject of any Insolvency Proceeding; and (2) has not requested any relief allowed to such Mortgagor under the  Servicemembers Civil Relief Act;

(36)           Fannie Mae/Freddie Mac Documents.  Such Mortgage Loan was closed on standard Fannie Mae or Freddie Mac documents or on such documents otherwise acceptable to them;

(37)           Payments.  No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision.  The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(38)           The Assignment of Mortgage.  The Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.  Each original Mortgage was recorded (or is in the process of being recorded), and all existing subsequent assignments of the original Mortgage have been recorded (or are in the process of being recorded) in the appropriate jurisdictions in which such recordation is necessary to perfect the liens against creditors of the Seller;

(39)           No Advances.  Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the Mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

(40)           Balloon Loans.  No Mortgage Loan has a balloon payment feature;

(41)           Condominium Units/PUDs.  If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the eligibility requirements of the Designated Guidelines, Fannie Mae or Freddie Mac;

(42)           Regulatory Compliance.  No Mortgage Loan is a “high cost” or “covered” loan, as defined by any applicable federal, state or local predatory or abusive lending law (and no Mortgage Loan has a percentage listed under the Indicative Loss Severity Column (the column that appears in the Standard & Poor's Anti-Predatory Lending Law Update Table, included in the then-current Standard & Poor's LEVELS® Glossary of Terms on Appendix E). Any breach of this representation shall be deemed to materially and adversely affect the value of the Mortgage Loan and shall require a repurchase of the affected Mortgage Loan.  No Mortgage Loan secured by property located in the State of Georgia was originated on or after October 1, 2002 and prior to March 7, 2003. No Mortgage Loan originated on or after March 7, 2003 is a “high cost home loan” as defined under the Georgia Fair Lending Act.   No borrower was encouraged or required to select a loan product offered by an originator that was a higher cost product designed for less-creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify, taking into account credit history and debt-to-income ratios, for a lower cost credit product then offered by such originator or any affiliate of such originator.  The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. Any breach of any representations made in this clause (42) shall be deemed to materially and adversely affect the value of the Mortgage Loan and shall require a repurchase of the affected Mortgage Loan.

(43)           No Rehabilitation Loan.  No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

(44)           No Adverse Conditions.  As of the related Funding Date, the Mortgagor is not in bankruptcy and is not insolvent and the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or materially adversely affect the value or marketability of the Mortgage Loan.  Either the Mortgagor is a natural person who is legally permitted to reside in the United States or the Mortgagor is an inter-vivos trust acceptable to Fannie Mae.  No borrower had a prior bankruptcy in the last four years.  No borrower previously owned a property in the last seven years that was the subject of a foreclosure during the time the borrower was the owner of record;

(45)           Scheduled Interest.  Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(46)           Environmental Laws.  To Seller’s knowledge, there does not exist on the related Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation including, without limitation, asbestos.   To Seller’s knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of such Mortgaged Property;

(47)           Negative Amortization, 30 Years or Less.  No Mortgage Loan is subject to negative amortization; the Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof (except in the case of interest only loans) and to pay interest at the related  interest rate;

(48)           Cooperative Lien Search.  With respect to each Cooperative Loan, a Cooperative Lien Search has been made by a company competent to make the same which company is acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Cooperative Unit is located and such search has not found anything which individually or in the aggregate would materially and adversely affect the Cooperative Loan or have priority over the Seller’s security interest in such cooperative shares;

(49)           Cooperative Loan-Proprietary Lease.  With respect to each Cooperative Loan, (i) the related cooperative corporation that owns title to the related cooperative building is a “cooperative housing corporation” within the meaning of Section 216 of the Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property, (ii) the terms of the related Proprietary Lease is longer than the terms of the Cooperative Loan, (iii) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Cooperative Shares owned by such Mortgagor first to the Cooperative Corporation, (iv) there is no prohibition in any Proprietary Lease against pledging the Cooperative Shares or assigning the Proprietary Lease and (v) the Recognition Agreement is on a form of agreement published by the Aztech Document Systems, Inc. or includes provisions which are no less favorable to the lender than those contained in such agreement;

(50)           Cooperative Loan- UCC Financing Statement.  With respect to each Cooperative Loan, each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made.  Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the Mortgagor or its designee establishes in the Mortgagor a valid and subsisting perfected first lien on and security interest in the Mortgaged Property described therein, and the Mortgagor has full right to sell and assign the same;

(51)           Cooperative Loan- Cooperative Pledge Agreement.  With respect to each Cooperative Loan, each Cooperative Pledge Agreement contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the benefits of the security provided thereby.  The Cooperative Pledge Agreement contains an enforceable provision for the acceleration of the payment of the Unpaid Principal Balance of the Mortgage Note in the event the Cooperative Unit is transferred or sold without the consent of the holder thereof;

(52)           Imaging.  Each imaged document represents a true, complete, and correct copy of the original document in all respects, including, but not limited to, all signatures conforming with signatures contained in the original document, no information having been added or deleted, and no imaged document having been manipulated or altered in any manner.  Each imaged document is clear and legible, including, but not limited to, accurate reproductions of photographs.  No original documents have been or will be altered in any manner;

(53)           Qualified Mortgage.  Each Mortgage Loan constitutes a “qualified mortgage” under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860-2(a)(1);

(54)           Income/Employment/Assets:  With respect to each Mortgage Loan the originator verified the borrower's income, employment, and assets in accordance with its written Designated Guidelines and employed procedures designed to authenticate the documentation supporting such income, employment, and assets. Such verification may include the transcripts received from the Internal Revenue Service pursuant to a filing of IRS Form 4506-T.  The originator has reasonably determined that the information provided by the borrower supports the income level the originator relied on in approving the Mortgage Loan;

(55)           Occupancy:  The originator has given due consideration to factors, including but not limited to, other real estate owned by the borrower, commuting distance to work, appraiser comments and notes, the location of the property and any difference between the mailing address active in the servicing system and the subject property address to evaluate whether the occupancy status of the property as represented by the borrower is reasonable.  All owner occupied properties are occupied by the owner at the time of purchase of the mortgage;

(56)           Data:  The information set forth in the related Mortgage Loan Schedule, including any diskette or other related data tapes sent to the Purchaser, is complete, true and correct in all material respects. The information on the Mortgage Loan Schedule and the information provided are consistent with the contents of the originator's records and the Mortgage File.  The Mortgage Loan Schedule contains all the fields indicated in Schedule A.  Any excess or ineligible (per the Fannie Mae Guide or Freddie Mac Servicing Guide) seller or builder concession has been subtracted from the appraised value of the mortgaged property for purposes of determining the LTV and CLTV. Except for information specified to be as of the origination date of the Mortgage Loan, the Mortgage Loan Schedule contains the most current information possessed by the originator.  No appraisal or other property valuation referred to or used to determine any data listed on the Mortgage Loan Schedule was more than 3 months old at the time of the Mortgage Loan closing.  With respect to each Mortgage Loan, as of the Funding Date, the most recent FICO score listed on the Mortgage Loan Schedule was no more than six (6) months old;

(57)           Source of Loan Payments: No loan payment has been escrowed as part of the loan proceeds on behalf of the borrower.  No payments due and payable under the terms of the Mortgage Note and Mortgage or deed of trust, except for seller or builder concessions, have been paid by any person who was involved in, or benefited from, the sale or purchase of the Mortgaged Property or the origination, refinancing, sale, purchase or servicing of the Mortgage Loan other than the borrower;

(58)           Lost Note Affidavit:  With respect to any Mortgage Loan as to which an affidavit has been delivered to the Purchaser certifying that the original Mortgage Note is no longer in existence, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan will not be materially adversely affected by the absence of the original Mortgage Note;

(59)           No Leasehold Interest:  No Mortgage Loan is secured by a leasehold interest;

(60)           Full Disclosure:  The Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate or adjustable rate mortgage loans, as applicable;

(61)           No Ground Leases:  No Mortgaged Property is subject to a ground lease;

(62)           No Additional Fees:  With respect to any broker fees collected and paid on any of the Mortgage Loans, all such fees have been properly assessed to the Mortgagor and no claims will arise as to such fees that are double charged and for which the Mortgagor would be entitled to reimbursement;

(63)           No Single Credit Insurance:  None of the proceeds of the Mortgage Loan were used to finance single premium credit insurance policies;

(64)           MERS Loans:  With respect to each MERS Mortgage Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded.   With respect to each MERS Mortgage Loan, the Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;

(65)           Credit Reporting:  With respect to each Mortgage Loan, the Seller has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information in accordance with the Fair Credit Reporting Act and its implementing regulations;

(66)           Customary Servicing Procedures.  Each Mortgage Loan has been serviced in all material respects in compliance with Customary Servicing Procedures;

(67)           Mortgagor Payment.  For each Mortgage Loan whose proceeds were used to purchase the related Mortgaged Property, the Mortgagor paid at least the lesser of (a) 100% minus the CLTV of the Mortgage Loan and (b) 5% of the purchase price with his/her funds;

(68)           Mortgage Loans Not Subject to HOEPA.  None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state or local law;

(69)           Insurance Policies Not Impaired.  With respect to any insurance policy including, but not limited to, hazard, title, or Primary Mortgage Insurance covering a Mortgage Loan and the related Mortgaged Property, the Seller has not engaged in, and has no knowledge of the Mortgagor’s having engaged in, any act or omission that would impair the coverage of any such policy, the benefits of the endorsement, or the validity and binding effect of either, including without limitation, no unlawful fee, commission, kickback, or other unlawful compensation or value of any kind as has been or will be received, retained, or realized by any attorney, firm, or other person or entity, and no such unlawful items have been received, retained, or realized by the Seller;

(70)           Additional Representations.  Certain additional representations specific to the Mortgage Loans being sold on each Funding Date, as mutually agreed by the parties hereto, may be set forth on an Exhibit to the related Confirmation or Purchase Price and Terms Letter; and

(71)           Modified Mortgage Loans.  The Mortgage Loans identified on the Mortgage Loan Schedule as having been modified or amended are the only Mortgage Loans which have been modified or amended, and the Mortgage Loans identified on the Mortgage Loan Schedule as being in the process of being modified or amended are the only Mortgage Loans which are in the process of being modified or amended.

Section 3.04  Repurchase and Substitution.

It is understood and agreed that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 shall survive the sale of the Mortgage Loans to the Purchaser, delivery of the Mortgage Files to the Purchaser, or its designee, and transfer of the servicing rights associated with such Mortgage Loans, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination, or lack of examination, of any Mortgage File.

Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the representations and warranties contained in Sections 3.01, 3.02 or 3.03 that materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in the Mortgage Loans (or that materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.  A breach of representations and warranties in the first sentence of Section 3.03(22) and Sections 3.03(42) and (53)  shall be deemed to materially and adversely affect the value of the related Mortgage Loan and the interest of the Purchaser therein.  With respect to the representations and warranties contained in Section 3.03 that are made to the Seller’s knowledge, if it is discovered by either the Seller or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser therein, the Purchaser shall be entitled to all the remedies to which it would be entitled for a breach of such representation or warranty, including, without limitation, the repurchase requirements contained herein, notwithstanding Seller’s lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made.

The Seller shall have a period of 90 days from the earlier of either discovery by or receipt of written notice from the Purchaser to the Seller of any breach of any of the representations and warranties contained in Section 3.03 that materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in the Mortgage Loans (or that materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan) (any such Mortgage Loan, a “Defective Mortgage Loan”; provided that the term “Defective Mortgage Loan” shall also include any Mortgage Loan treated or designated as such in accordance with Section 2.04) within which to correct or cure such breach.  Seller hereby covenants and agrees with respect to each Mortgage Loan conveyed by it that, if any breach relating thereto is not corrected or cured within such 90 day period, then Seller shall either (i) repurchase the Defective Mortgage Loan at the applicable Repurchase Price or (ii) except for a breach of the representation and warranty in Section 3.03(53), make an indemnification payment to Purchaser in an amount equal to the reduction in value of such Mortgage Loan as a result of such breach. Notwithstanding anything to the contrary contained herein, if the first regularly scheduled payment of principal and interest due under any Mortgage Loan has been delinquent more than 30 days, the Purchaser may, by written notice to the Seller, require that the Seller repurchase the related Mortgage Loan.  However, if the Seller provides evidence that the delinquency was due to a servicing setup error, no repurchase shall be required provided that the Mortgage Loan is brought current thereafter.  Within 30 Business Days following the delivery of any such written notice from the Purchaser, the Seller shall repurchase the specified Mortgage Loan by paying the Repurchase Price therefore by wire transfer of immediately available funds directly to the Purchaser’s Account.  In the event that a breach of a representation or warranty set forth in either Section 3.01 or Section 3.02 that materially and adversely affects the value of one or more of the Mortgage Loans or the interest of the Purchaser in such Mortgage Loans, and such breach is not cured within 90 days of the earlier of either discovery by or notice to the Seller or Servicer of such breach, all such affected Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Seller at the related aggregate Repurchase Price.  Any such repurchase shall be accomplished by wire transfer of the amount of the related aggregate Repurchase Price to an account designated by the Purchaser.  If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 3.04 was the representation and warranty set forth in clause (9) or (42) of Section 3.03, then the Seller shall pay to the Purchaser, concurrently with and in addition to the remedies provided in this Section 3.04, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Purchaser, and that directly resulted from such breach, or if incurred and paid by the Purchaser thereafter, concurrently with such payment.

Notwithstanding the previous paragraph, the Seller may, and assuming that such Seller has a Qualified Substitute Mortgage Loan or Loans, and with Purchaser's prior written consent, within 2 years from the related Funding Date, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (“Deleted Mortgage Loan”) and substitute in its place a Qualified Substitute Mortgage Loan or Loans.  If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the Defective Mortgage Loan.

As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser or its designee for such Qualified Substitute Mortgage Loan or Loans the Legal Documents as are required by Section 2.02.  Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller and Servicer shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01, 3.02 and 3.03.

The Monthly Payment on a Qualified Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Purchaser and the Monthly Payment on the Deleted Mortgage Loan for which the substitution is made due on such date shall be the property of the Seller.  For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller and the Purchaser will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution (after application of scheduled principal payments due in the month of substitution which have been received or as to which an advance has been made) is less than the aggregate outstanding principal balance of all such Deleted Mortgage Loans.  The amount of such shortfall shall be paid by the Seller on the date of such substitution by wire transfer of immediately available funds directly to the Purchaser’s Account.

Any repurchase of a Defective Mortgage Loan required hereunder shall be accomplished by payment of the applicable Repurchase Price on or before the Remittance Date applicable to the Due Period of which such repurchase transaction has occurred by wire transfer of immediately available funds directly to the Purchaser’s Account.  It is understood and agreed that the obligations of a Seller (a) set forth in this Section 3.04 to cure any breach of such Seller’s representations and warranties contained in Sections 3.01, 3.02 and  3.03 or to repurchase or substitute for the Defective Mortgage Loan(s) and (b) set forth in Section 9.01 to indemnify the Purchaser in connection with any breach of a Seller’s representations and warranties contained in Sections 3.01, 3.02 and  3.03 shall constitute the sole remedies of the Purchaser respecting a breach of such representations and warranties.

In the event of a repurchase, indemnification payment or substitution, the Seller shall, simultaneously with such repurchase, indemnification payment or substitution, give written notice (by telecopier, electronically or otherwise) to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and in the case of substitution, identify the Qualified Substitute Mortgage Loan(s) and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan(s) this Agreement.

In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may, in connection with any substitution of a Defective Mortgage Loan pursuant to this Section 3.04, require that the Seller deliver, at the Seller’s expense, an Opinion of Counsel to the effect that such substitution will not (i) result in the imposition of taxes on “prohibited transactions” of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

The  parties agree that the  resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of the Seller to repurchase a Mortgage Loan due to a breach of a representation or warranty contained in Section 3.03 hereof that remains unresolved by the end of the 90 day period set forth above shall be by Arbitration.

If any allegation of a breach of a representation or warranty made in Section 3.03 has not been resolved to the satisfaction of both the Purchaser and the Seller by the end of the 90 day period set forth above, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter.  To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 3.04, provided that if the Seller has not responded to the Purchaser's notification of a breach of a representation and warranty, the Purchaser shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide the Seller with an opportunity to respond to such notification.  Within 10 Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing.  If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next 5 business days, notify the American Arbitration Association in New York, NY and request that it appoint a  single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery.  Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate.  If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the Arbitrator shall be shared equally between both parties.   Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

Section 3.05  Repurchase of Mortgage Loans With Early Payment Default

If any Mortgage Loan becomes 30 or more days delinquent with respect to the Due Date immediately preceding the Funding Date, or with respect to any of the first three Due Dates occurring after the Funding Date, then the Seller, at the Purchaser’s option, shall (a) promptly repurchase the related Mortgage Loan from the Purchaser within 15 calendar days of receipt of written notice, but otherwise in accordance with the procedures set forth in Section 3.04 hereof, however, any such repurchase shall be made at the Repurchase Price, or (b) substitute a mortgage loan acceptable to the Purchaser in accordance with Section 3.04 hereof; provided, however, that Seller shall have no repurchase or substitution obligation under this Section if the Seller, in consultation with the Purchaser, has determined that the delinquency of such Mortgage Loan was due to set-up error on the part of the Servicer and becomes current thereafter.

Section 3.06  Purchase Price Protection

With respect to any Mortgage Loan that prepays in full within 90 days following the related Funding Date (or such other date set forth in the related Confirmation or Purchase Price and Terms Letter, as applicable, the Seller shall reimburse the Purchaser an amount equal to the product of (a) the amount by which Purchase Price Percentage paid by the Purchaser to the Seller for such Mortgage Loan exceeds 100% and (b) the Unpaid Principal Balance of the Mortgage Loan as of the Cut-off Date.  Such payment shall be made within thirty (30) days of such payoff.  Upon any assignment of a Mortgage Loan and/or this Agreement, the Purchaser may, at its option, retain its rights under this Section 3.06 notwithstanding such assignment.

Section 3.07  Certain Covenants of Seller and the Servicer.

Without incurring undue effort or any cost except the Seller’s overhead or employees’ salaries, Seller shall take reasonable steps to assist the Purchaser, if the Purchaser so requests by 30 days advance written notice to the Seller (it is agreed that electronic mail shall not be considered valid notification if not followed by verbal communication by the Purchaser to the Seller), in re-selling the Mortgage Loans in a Whole Loan Transfer or in securitizing the Mortgage Loans and selling undivided interests in such Mortgage Loans in a public offering or private placement or selling participating interests in such Mortgage Loans, which steps may include, (a) providing any information relating to the Mortgage Loans reasonably necessary to assist in the preparation of any disclosure documents, (b) providing information relating to delinquencies and defaults with respect to the Servicer’s servicing portfolio (or such portion thereof as is similar to the Mortgage Loans), (c) entering into any other servicing, custodial or other similar agreements, that are consistent with the provisions of this Agreement, and which contain such provisions as are customary in securitizations rated “AAA” (including a securitization involving a REMIC), (d) to restate the representations and warranties contained in Section 3.03 hereof as of the related Funding Date and the representations and warranties contained in Sections 3.01 and 3.02 as of the closing date of such Securitization Transaction or Whole Loan Transfer; provided, however, Servicer may qualify and/or modify any such representations or warranties to reflect any facts or circumstances arising subsequent to the related Funding Date, (e) provide such opinions of counsel as are customary in such transactions, provided, however, that any opinion of outside counsel shall be provided at Purchaser’s expense and (f) provide Sarbanes-Oxley certification in the form of Exhibit 11.

To permit any prospective assignees of the Purchaser who have entered into a commitment to purchase any of the Mortgage Loans in a Whole Loan Transfer to review the Servicer’s servicing operations, upon reasonable prior notice to the Servicer, and the Servicer shall cooperate with such review to the extent such prospective assignees request information or documents that are available and can be produced without unreasonable expense or effort.  Subject to any applicable laws, the Seller shall make the Mortgage Files related to the Mortgage Loans held by the Seller available at the Seller’s principal operations center for review by any such prospective assignees during normal business hours upon reasonable prior notice to the Seller (in no event fewer than 5 Business Days’ prior notice).  The Seller may, in its sole discretion, require that such prospective assignees sign a confidentiality agreement, in form and substance satisfactory to Seller, with respect to such information disclosed to the prospective assignee which is not available to the public at large and a release and indemnity agreement, in form and substance satisfactory to Seller, with respect to its activities on the Seller’s premises.

In connection with a Securitization Transaction, the Purchaser may be required to engage a master servicer or trustee to determine the allocation of payments to and make remittances to the certificateholders, at the Purchaser’s sole cost and expense.  In the event that a master servicer or trustee is requested by the Purchaser to determine the allocation of payments and to make remittances to the certificateholders, the Servicer agrees to service the Mortgage Loans in accordance with the reasonable and customary requirements of such Securitization Transaction, which may include the Servicer’s acting as a subservicer in a master servicing arrangement.  With respect to the then owners of the Mortgage Loans, the Servicer shall thereafter deal solely with such master servicer or trustee, as the case may be with respect to such Mortgage Loans which are subject to the Securitization Transaction and shall not be required to deal with any other party with respect to such Mortgage Loans. Without limiting the foregoing, in connection with each Securitization Transaction, Purchaser shall pay Servicer a fee in the amount of $5,000.00, and, to the extent the Servicer deems it necessary to retain outside counsel, reimburse Servicer for all reasonable legal fees and expenses (in an amount not to exceed $15,000 per Securitization Transaction, provided that there are not extraordinary circumstances in the Securitization Transaction that would warrant increased expenses) incurred by the Servicer.

The Seller hereby covenants to promptly notify the Purchaser if it shall (i) either fail or admit in writing its inability to pay its debts generally as they become due, (ii) admit in writing its inability to, or intention not to, perform any of its material obligations, (iii) make an assignment for the benefit of its creditors, (iv) voluntarily suspend payment of its obligations or (v) have defaulted under any debt or repurchase obligation beyond any cure period provided for in such debt or repurchase obligation.

ARTICLE IV:

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND CONDITIONS PRECEDENT TO FUNDING

Section 4.01 Representations and Warranties

The Purchaser represents, warrants and covenants to the Seller that as of each Funding Date or as of such date specifically provided herein:

(1)           Due Organization.  The Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon the Purchaser by any state having jurisdiction and in any event the Purchaser is or will be in compliance with the laws of any such state to the extent necessary to enforce each Mortgage Loan.

(2)           Due Authority.  The Purchaser had the full power and authority and legal right to acquire the Mortgage Loans that it acquired.  The Purchaser has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Purchaser has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law);

(3)           No Conflict.  None of the execution and delivery of this Agreement, the acquisition or origination, as applicable, of the Mortgage Loans by the Purchaser, the purchase of the Mortgage Loans, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser’s organizational documents and bylaws or any legal restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

(4)           Ability to Perform.  The Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(5)           Financial Statements.  Purchaser has delivered to the Seller financial statements as to its last two complete fiscal years. Except as has previously been disclosed to the Seller in writing:  (a) such financial statements fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of Purchaser and its subsidiaries; and (b) such financial statements are true, correct and complete as of their respective dates and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto;

(6)           Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of the Purchaser’s knowledge, threatened, against the Purchaser, which, either in any one instance or in the aggregate, if determined adversely to the Purchaser would adversely affect the Purchasers ability to purchase of the Mortgage Loans or the execution, delivery or enforceability of this Agreement or result in any material liability of the Purchaser, or draw into question the validity of this Agreement or have a Material Adverse Effect on the financial condition of the Purchaser;

(7)           No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, the purchase of the Mortgage Loans from the Seller or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date;

(8)           Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Purchaser;

(9)           Non-solicitation.  In the event the Purchaser or any assignee of Purchaser chooses to solicit any Mortgagors (in writing or otherwise) to refinance any of the Mortgage Loans during the term of this Agreement, such solicitations shall be directed at all of Purchaser’s or such assignee’s customers and will not be exclusively directed towards the Mortgagors relating to the Mortgage Loans sold hereunder.  Additionally, neither Purchaser nor any assignee of Purchaser shall solicit any Mortgagors for other product offerings that may be available from the Purchaser or such assignee to the extent such solicitation would cause Seller to be in violation of an agreement with Seller’s private label customer;

(10)           Privacy.  Purchaser agrees and acknowledges that as to all nonpublic personal information received or obtained by it with respect to any Mortgagor: (a) such information is and shall be held by Purchaser in accordance with all applicable law, including but not limited to the privacy provisions of the Gramm-Leach Bliley Act; (b) such information is in connection with a proposed or actual secondary market sale related to a transaction of the Mortgagor for purposes of 16 C.F.R.§313.14(a)(3); and (c) Purchaser is hereby prohibited from disclosing or using any such information other than to carry out the express provisions of this Agreement, or as otherwise permitted by applicable law; and

(11)           MERS.  The Purchaser is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the Purchaser’s performance of its obligations under this Agreement with respect to the Mortgage Loans, for as long as such Mortgage Loans are registered with MERS.

Section 4.02  Conditions Precedent to Closing

Each purchase of Mortgage Loans hereunder shall be subject to each of the following conditions:

(a)           All of the representations and warranties of Seller under the Designated Guidelines, and of Seller, Servicer and Purchaser under this Agreement shall be true and correct as of the Funding Date, and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement or under the Designated Guidelines;

(b)           Purchaser shall have received, or Purchaser’s attorneys shall have received in escrow, all closing documents as specified herein, in such forms as are agreed upon and acceptable to Purchaser, duly executed by all signatories other than Purchaser as required pursuant to the respective terms thereof;

(c)           Seller shall have delivered and released to Purchaser or the custodian designated by Purchaser the related Mortgage Loan Schedule and an electronic file containing information on a loan level and all documents required to be so delivered hereunder; and

(d)           All other terms and conditions of this Agreement shall have been complied with.

Subject to the foregoing conditions, Purchaser shall pay to Seller on each Funding Date the applicable Purchase Price as provided herein.

ARTICLE V:

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 5.01 Servicing Standards; Additional Documents; Consent of Purchaser.

(1)           The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and REO Property from and after each Funding Date in accordance with the terms and provisions of the Mortgage Loans, applicable law and the terms and provisions of this Agreement for and on behalf of, and in the best interests of, the Purchaser (without taking into account any relationship the Servicer may have with any Mortgagor or other Person, the participation, if any, of the Servicer in any financing provided in connection with the sale of any Mortgaged Property, or the Servicer’s obligation to advance any expenses or incur any costs in the performance of its duties hereunder) in accordance with a standard that is not less than the higher of (a) the same care, skill, prudence and diligence with which it services similar assets held for its own or its Affiliates’ account and (b) the same care, skill, prudence and diligence with which it services similar assets for third party institutional investors, in each case giving due consideration to Customary Servicing Procedures.  Subject to the foregoing standards, in connection with such servicing and administration, the Servicer shall seek to maximize the timely recovery of principal and interest on the Mortgage Notes; provided that nothing contained herein shall be construed as an express or implied guarantee by the Servicer of the collectability of payments on the Mortgage Loans or shall be construed as impairing or adversely affecting any rights or benefits specifically provided by this Agreement to the Seller, including with respect to Servicing Fees.

In the event that any of the Mortgage Loans included on the Mortgage Loan Schedule for a particular Funding Date are Pledged Asset Mortgage Loans, such Pledged Asset Mortgage Loans will be serviced in accordance with Section 5.18 hereof.

(2)           To the extent consistent with Section 5.01(1) and further subject to any express limitations set forth in this Agreement, the Servicer (acting alone or, solely in the circumstances permitted hereunder, acting through a Subservicer) shall have full power and authority to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including the power and authority (a) to execute and deliver, on behalf of the Purchaser, customary consents or waivers and other instruments and documents (including estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (c) to submit claims to collect any Insurance Proceeds and Liquidation Proceeds, (d) to consent to the application of any Insurance Proceeds or Condemnation Proceeds to the restoration of the applicable Mortgaged Property or otherwise, (e) to bring an action in a court of law, including an unlawful detainer action, to enforce rights of the Purchaser with respect to any Mortgaged Property, (f) to execute and deliver, on behalf of the Purchaser, documents relating to the management, operation, maintenance, repair, leasing, marketing and sale of any Mortgaged Property or any REO Property, and (g) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall not take any action not provided for in this Agreement that is materially inconsistent with or materially prejudices the interest of the Purchaser in any Mortgage Loan or under this Agreement.  The Purchaser shall furnish the Servicer with a power of attorney in the form of Exhibit 5.01(a) and other documents reasonably necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and the REO Properties, including documents relating to the foreclosure, receivership, management, operation, maintenance, repair, leasing, marketing and sale (in foreclosure or otherwise) of any Mortgaged Property or any REO Property. Nothing contained in this Agreement shall limit the ability of the Servicer to lend money to (whether on a secured or unsecured basis), and otherwise generally engage in any kind of business or dealings with, any Mortgagor as though the Servicer were not a party to this Agreement or to the transactions contemplated hereby.

(3)           Notwithstanding anything to the contrary contained herein:

(a)           the Servicer acknowledges that the Purchaser will retain title to, and ownership of, the Mortgage Loans and the REO Properties and that the Servicer does not hereby acquire any title to, security interest in, or other rights of any kind in or to any Mortgage Loan or REO Property or any portion thereof;

(b)           the Servicer shall not file any lien or any other encumbrance on, exercise any right of setoff against, or attach or assert any claim in or on any Mortgage Loan or REO Property, unless authorized pursuant to a judicial or administrative proceeding or a court order;

(c)           consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the Servicer has received the express written consent of the Purchaser) the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than six (6) months or permit any modification with respect to any Mortgage Loan that would change the Note Rate, the Maximum Rate (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan, or accept substitute or additional collateral or release any collateral for such Mortgage Loan.  Additionally, the Servicer shall not accept any deed-in-lieu of, short pay-off, or sell any property, in which the sale proceeds are less than the unpaid principal balance of the related Mortgage Loan without the express written consent of the Purchaser.   Further, the Servicer shall not defer or forgive the payment of any principal or interest or change the outstanding principal amount (except to reflect actual payments of principal) without the express written consent of the Purchaser.  Any capitalization of arrearages of interest, fees and expenses in excess of 10% of the outstanding unpaid principal balance of the related Mortgage Loan immediately prior to the capitalization shall be made only after the Servicer has received the express written consent of the Purchaser.  Without limiting the generality of the foregoing, the Servicer in its own name or acting through Subservicers, Subcontractors or agents is hereby authorized and empowered by the Purchaser when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself or the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release and discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Purchaser pursuant to the provisions of Section 5.14.  Notwithstanding any provision herein to the contrary, the Servicer may take any of the actions described in this clause (c) without the Purchaser’s consent to the extent required to do so in connection with a Mortgage Loan insured by HUD or the VA;

(d)           the Servicer shall notify the Purchaser of any modification, waiver or amendment of any term of any Mortgage Loan and the date thereof and shall deliver to the Purchaser, for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof;

(e)           the Servicer shall remain primarily liable for the full performance of its obligations hereunder notwithstanding any appointment by the Servicer of Subservicers or Subcontractors hereunder;

(f)           whether in connection with the foreclosure of a Mortgage Loan or otherwise, the Servicer shall from its own funds make all necessary and proper Servicing Advances; provided, however, that the Servicer is not required to make a Servicing Advance unless the Servicer determines in the exercise of its good faith judgment that such Servicing Advance would ultimately be recoverable from REO Disposition Proceeds, Insurance Proceeds or Condemnation Proceeds of the related Mortgaged Property (with respect to each of which the Servicer shall have the priority described in Section 5.05 for purposes of withdrawals from the Custodial Account); and

(g)           notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an Environmental Assessment or review of such Mortgaged Property, such Environmental Assessment or review shall be conducted at the Purchaser’s expense.  Upon completion of the Environmental Assessment, the Servicer shall promptly provide the Purchaser with a written report of the Environmental Assessment.  In the event (a) the Environmental Assessment report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Collection Account pursuant to Section 5.05 hereof; provided, however, that if the costs associated with the environmental clean up are projected to exceed $10,000, the Servicer shall notify the Purchaser and shall have no obligation to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, or otherwise remediate or incur any such clean up costs.  In the event the Purchaser directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from amounts in the Collection Account pursuant to Section 5.05.  For avoidance of doubt, the cost of any remedial, corrective or other action contemplated by this paragraph in respect of any Environmental Assessment shall not be an expense of the Servicer and the Servicer shall not be required to expend or risk its own funds or otherwise incur any financial liability in connection with any such action if it does not believe that amounts on deposit in the Collection Account are sufficient to provide adequate indemnity therefor.  The Servicer shall not be liable to the Purchaser if, based on its belief that no such contamination or effect exists, the Servicer forecloses on a Mortgaged Property and takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

Prior to the Servicer taking any action with respect to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation on any Mortgaged Property, the Servicer shall request the prior written approval of the Purchaser and, if such action is approved by the Purchaser, (a) keep the Purchaser apprised of the progress of such action; and (b) take such action in compliance with all applicable Environmental Laws.

Section 5.02  Collection of Mortgage Loan Payments

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans, which procedures shall in any event comply with the servicing standards set forth in Section 5.01.  Furthermore, the Servicer shall, in accordance with the servicing standards set forth in Section 5.01, ascertain and estimate annual ground rents, taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgages, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 5.03  Notice of Foreclosure Sale

The Servicer shall, within two (2) Business Days following the occurrence of any foreclosure sale with respect to any Mortgaged Property, deliver to the Purchaser a notice of foreclosure sale substantially in the form of Exhibit 5.03.

Section 5.04  Establishment of Collection Account; Deposits in Collection Account

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts which shall be an Eligible Account.  The creation of any Collection Account shall be evidenced by a letter agreement in the form of Exhibit 5.04 attached hereto. A copy of such letter agreement shall be furnished to the Purchaser upon Purchaser’s request.  The Collection Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer.

The Servicer shall deposit in the Collection Account, within two Business Days after receipt (or as otherwise required pursuant to this Agreement in the case of clauses (9) and (10) of this Section 5.04) and retain therein the following payments and collections received or made by it subsequent to each Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

(1)           all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(2)           all payments on account of interest less the Servicing Fee on the Mortgage Loans;

(3)           all Liquidation Proceeds;

(4)           all REO Disposition Proceeds;

(5)           all Insurance Proceeds, including amounts required to be deposited pursuant to Section 5.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Properties or released to the applicable Mortgagors in accordance with Customary Servicing Procedures;

(6)           all Condemnation Proceeds affecting any Mortgaged Property which are not released to a Mortgagor in accordance with Customary Servicing Procedures;

(7)           any Monthly Advances in accordance with Section 6.03;

(8)           all amounts required to be deposited by Servicer in connection with shortfalls in principal amount of Substitute Mortgage Loans pursuant to Section 3.04;

(9)           any amounts required to be deposited by the Servicer pursuant to Section 5.16 in connection with any losses on Permitted Investments;

(10)           any amounts required to be deposited in the Collection Account pursuant to Sections 6.01, 7.01 or 7.02 or otherwise pursuant to the terms hereof; and

(11)           any Foreclosure Profits.

The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 7.01, and any prepayment penalties on the Mortgage Loans need not be deposited by the Servicer in the Collection Account and shall be retained by the Servicer as additional compensation.

Section 5.05  Permitted Withdrawals from the Collection Account

The Servicer may, from time to time in accordance with the provisions hereof, withdraw amounts from the Collection Account for the following purposes (without duplication):

(1)           to reimburse itself for Monthly Advances and Servicing Advances that the Servicer has determined to be Non-Recoverable Advances as provided in Section 6.04;

(2)           to make payments to the Purchaser in the amounts, at the times and in the manner provided for in Section 6.01;

(3)           to reimburse itself for Monthly Advances, the Servicer’s right to reimburse itself pursuant to this subclause (3) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan, including, without limitation, Liquidation Proceeds, REO Disposition Proceeds, Condemnation Proceeds, Insurance Proceeds, Repurchase Price proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan;

(4)           to reimburse itself for unpaid Servicing Fees and for unreimbursed Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (4) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan, including, without limitation, Liquidation Proceeds, REO Disposition Proceeds, Condemnation Proceeds, Insurance Proceeds, Repurchase Price proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan;

(5)           to withdraw amounts to make Monthly Advances in accordance with Section 6.03;

(6)           to pay to itself as additional servicing compensation any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Remittance Date), any Foreclosure Profits and any prepayment penalties or premiums relating to any Principal Prepayments;

(7)           to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Sections 2.04, 3.04 and/or 7.02 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined (except to the extent that such amounts constitute part of the Repurchase Price to be remitted to the Purchaser);

(8)           to reimburse itself for expenses or otherwise apply funds in the Collection Account in accordance with the express provisions of this Agreement;

(9)           to remove any amounts deposited into the Collection Account in error;

(10)           to clear and terminate the Collection Account in the event a new Collection Account has been established, or upon the termination of this Agreement, with any funds contained therein to be distributed in accordance with the terms of this Agreement; and

(11)           to reimburse itself for any Capitalized Modification Amounts at the time of the modification of any Mortgage Loan to the extent such Capitalized Modification Amounts were previously remitted by the Seller as part of a Servicing Advance or a Monthly Advance and not previously reimbursed; provided, that such reimbursements shall only be made out of the principal portion of collections on the Mortgage Loans.

The parties expressly agree and acknowledge that the Servicer’s right to reimbursement of Monthly Advances and Servicing Advances shall be prior to the right of the Purchaser to receive payments from the Mortgage Loans pursuant to Section 6.01 or otherwise.

The Servicer shall keep and maintain a separate, detailed accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to this Section.

Upon request, the Servicer will provide the Purchaser with copies of reasonably acceptable invoices or other documentation relating to Servicing Advances that have been reimbursed from the Collection Account.

Section 5.06  Establishment of Escrow Accounts; Deposits in Escrow

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts which shall be an Eligible Account.  The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown on Exhibit 5.06 attached hereto. A copy of such letter agreement shall be furnished to the Purchaser upon Purchaser’s request.  The Escrow Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer.

The Servicer shall deposit in each Escrow Account within two Business Days after receipt, and retain therein, (i) all Escrow Payments collected on account of the related Mortgage Loans for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.  The Servicer shall make withdrawals therefrom only to effect such payments as are required under Sections 5.07 and/or 5.08.  The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes, without any right of reimbursement therefor.

Section 5.07  Permitted Withdrawals From Escrow Accounts

Withdrawals from any Escrow Account may be made by the Servicer only (i) to effect timely payments of ground rents, taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be in excess of the amounts required under the terms of the related Mortgage Loan, (iv) if permitted by applicable law, for transfer to the Collection Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and in accordance with the terms of this Agreement, (v) for application to the restoration or repair of the Mortgaged Property in accordance with the terms of the related Mortgage Loan, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to reimburse a Mortgagor in connection with the making of the Payoff of the related Mortgage Loan or the termination of all or part of the escrow requirement in connection with the Mortgage Loan, (viii) to remove any amounts deposited into the Escrow Account in error; or (ix) to clear and terminate the Escrow Account in the event a new Escrow Account has been established or upon  the termination of this Agreement.

Section 5.08  Payment of Taxes, Insurance and Other Charges; Maintenance of Primary    Insurance Policies; Collections Thereunder

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law.  If a Mortgage does not provide for Escrow Payments, then the Servicer shall require that any such payments be made by the Mortgagor at the time they first become due.  The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments but shall be entitled to reimbursement thereof in accordance with the terms of this Agreement.

With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80%, the Servicer shall promptly, without any cost to the Purchaser, maintain in full force and effect a Primary Insurance Policy, conforming in all respects to the description set forth in Section 3.03(31), issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is required.  Such coverage will be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to 75% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80% or until such time, if any, as such insurance is required to be released in accordance with the provisions of applicable law including, but not limited to, the Homeowners Protection Act of 1998.  The Servicer shall ensure that all premiums due under any Primary Insurance Policy are paid in a timely manner, but, shall be entitled to reimbursement pursuant to the terms of this Agreement for premiums paid by the Servicer on behalf of any Mortgagor who is obligated to pay such premiums but fails to do so.  The Servicer shall not cancel or refuse to renew any Primary Insurance Policy in effect on the Funding Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with an insurer that satisfies the standards set forth in Section 3.03(31).  The Servicer shall not take any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 7.01, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy.  If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, then the Servicer shall obtain, and, except as otherwise provided above, maintain, a replacement Primary Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan.  Pursuant to Section 5.04, any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the Collection Account, subject to withdrawal in accordance with Section 5.05.

Section 5.09  Transfer of Accounts

The Servicer may transfer the Collection Account or any Escrow Account to a different depository institution from time to time that meets the Eligible Account requirements.  Servicer will prepare and forward a letter agreement in accordance with Section 5.04 and Section 5.06 notifying Purchaser of such transfer.

Section 5.10  Maintenance of Hazard Insurance

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located by an insurer acceptable to Fannie Mae or Freddie Mac and FHA or VA, as applicable, in an amount that is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property and (b) the greater of (1) the Unpaid Principal Balance of such Mortgage Loan or (2) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the loss payee from becoming a co insurer.

If any Mortgaged Property is in an area identified by the Federal Emergency Management Agency as having special flood hazards and such flood insurance has been made available, then the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the outstanding principal balance of the related Mortgage Loan if replacement cost coverage is not available for the type of building insured) or (b) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended (assuming that the area in which such Mortgaged Property is located is participating in such program).

The Servicer shall also maintain on each REO Property fire, hazard and liability insurance, and to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance with extended coverage in an amount which is at least equal to the lesser of (a) the maximum insurable value of the improvements which are a part of such property and (b) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Note Rate and related Servicing Advances.

All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon request to the Purchaser, and shall provide for at least 30 days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer.  The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae or Freddie Mac and FHA or VA, as applicable, and are licensed to do business in the state wherein the property subject to the policy is located.  If a hazard policy becomes in danger of being terminated, or the insurer ceases to have the ratings noted above, the Servicer shall notify  the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy.  In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time.

Pursuant to Section 5.04, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Customary Servicing Procedures, shall be deposited in the Collection Account within two Business Days after receipt, subject to withdrawal in accordance with Section 5.05.  Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating remittances to the Purchaser, be added to the Unpaid Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with Fannie Mae or Freddie Mac requirements and FHA or VA requirements, as applicable.

Section 5.11  [Reserved]

Section 5.12  Fidelity Bond; Errors and Omissions Insurance

The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other Persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans (“Servicer Employees”).  The Fidelity Bond and errors and omissions insurance shall be in the form of the “Mortgage Banker’s Blanket Bond” and shall protect and insure the Servicer against losses, including losses arising by virtue of any Mortgage Loan not being satisfied in accordance with the procedures set forth in Section  7.02 and losses resulting from or arising in connection with forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of or by such Servicer Employees.  Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 5.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FHA or VA, as applicable, Fannie Mae in the Fannie Mae Guide or by Freddie Mac in the Freddie Mac Servicing Guide.  The Servicer shall cause to be delivered to the Purchaser upon request:  (i)  a certified true copy of the Fidelity Bond and insurance policy; and (ii) a written statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Purchaser.

Section 5.13  Realization Upon Specially Serviced Mortgage Loans and REO Properties

The Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default and as to which (a) in the reasonable judgment of the Servicer, no satisfactory arrangements can, in accordance with prudent lending practices, be made for collection of delinquent payments pursuant to Section 5.01 and (b) such foreclosure or other conversion is otherwise in accordance with Section 5.01.  In the event that any payment due under any Mortgage Loan remains delinquent for a period of 45 days, the Servicer shall order an inspection of the related Mortgaged Property and, except with respect to any Mortgage Loan for which the Servicer is in the process of modifying or has modified the terms of such Mortgage Loan, if the Mortgage Loan remains delinquent for a period of 90 days or more, the Servicer shall commence foreclosure proceedings in accordance with Customary Servicing Procedures and the guidelines set forth by Fannie Mae, Freddie Mac, or FHFA, and FHA or VA, as applicable.  The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine in the exercise of its good faith judgment that such expenses will be recoverable to it as Servicing Advances either through Liquidation Proceeds, through REO Disposition Proceeds or through Insurance Proceeds (in accordance with Section 5.05) or from any other source relating to the Specially Serviced Mortgage Loan.  The Servicer shall be required to advance funds for all other costs and expenses incurred by it in any such foreclosure proceedings; provided that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated by Section 5.05.

Upon any Mortgaged Property becoming an REO Property, the Servicer shall promptly notify the Purchaser thereof, specifying the date on which such Mortgaged Property became an REO Property.  Pursuant to its efforts to sell such REO Property, the Servicer shall, either itself or through an agent selected by it, protect and conserve such REO Property in accordance with the servicing standards set forth in Section 5.01 and may, subject to Section 5.01(3)(c) and incident to its conservation and protection of the interests of the Purchaser, rent the same, or any part thereof, for the period to the sale of such REO Property.

Notwithstanding anything to the contrary contained herein, the Purchaser shall not, and the Servicer shall not on the Purchaser’s behalf, acquire any real property (or personal property incident to such real property) except in connection with a default or a default that is imminent on a Mortgage Loan.  If the Purchaser acquires any real property (or personal property incident to such real property) in connection with such a default, then such property shall be disposed of by the Servicer in accordance with this Section and Section 5.15 as soon as possible but in no event later than 3 years after its acquisition by the Servicer on behalf of the Purchaser, unless the Servicer obtains, at the expense of the Purchaser, in a timely fashion an extension from the Internal Revenue Service for an additional specified period.

Section 5.14  Management of REO Properties

If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (each, an “REO Property”), the deed or certificate of sale shall be taken in the name of the Purchaser or the Person designated by the Purchaser.  The Servicer (acting alone or through a Subservicer, Subcontractor or managing agent specializing in the disposition of REO Properties), on behalf of the Purchaser, shall, subject to Section 5.01(3)(c), dispose of any REO Property pursuant to Section 5.15.  Promptly following any acquisition by the Purchaser (through the Servicer) of an REO Property, the Servicer shall obtain a narrative appraisal and broker price opinions thereof (at the expense of the Purchaser) in order to determine the fair market value of such REO Property.  The Servicer shall also cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter, and the Servicer shall be entitled to be reimbursed for expenses incurred in connection therewith in accordance with this Agreement.  The Servicer shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Purchaser upon Purchaser’s request. Notwithstanding anything to the contrary contained herein, if a REMIC election has been or is to be made with respect to the arrangement under which the Mortgage Loans and the REO Properties are held, then the Servicer shall manage, conserve, protect and operate each REO Property in a manner that does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 86OG(a)(8) of the Code or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 86OF(a)(2)(B) or any “net income from foreclosure property” within the meaning of Section 86OG(c)(2) of the Code (or comparable provisions of any successor or similar legislation).

The Servicer shall deposit and hold all revenues and funds collected and received in connection with the operation of each REO Property in the Collection Account, and the Servicer shall account separately for revenues and funds received or expended with respect to each REO Property.

The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement (and, in particular, Section 5.01(3)(c)), to manage, conserve, protect and operate any REO Property in a manner that is consistent with the servicing standards set forth in Section 5.01.  In connection therewith, the Servicer shall deposit or cause to be deposited within two (2) Business Days of receipt in the Collection Account all revenues and collections received or collected by it with respect to each REO Property, including all proceeds of any REO Disposition.  Subject to Section 5.13, the Servicer shall withdraw (without duplication) from the Collection Account and or Escrow Account, but solely from the revenues and collections received or collected by it with respect to a specific REO Property (providing documentation evidencing such costs), such funds necessary for the proper operation, management and maintenance of such REO Property, including the following:

(1)           all insurance premiums due and payable in respect of such REO Property;

(2)           all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

(3)           all customary and reasonable costs and expenses necessary to maintain, repair, appraise, evaluate, manage or operate such REO Property (including the customary and reasonable costs incurred or assessed by any “managing agent” retained by the Servicer in connection with the maintenance, management or operation of such REO Property);

(4)           all reasonable costs and expenses of restoration improvements, deferred maintenance and tenant improvements; and

(5)           all other reasonable costs and expenses, including reasonable attorneys’ fees, that the Servicer may suffer or incur in connection with its performance of its obligations under this Section (other than costs and expenses that the Servicer is expressly obligated to bear pursuant to this Agreement).

To the extent that amounts on deposit in the Collection Account are insufficient for the purposes set forth in clauses (1) through (5) above, the Servicer shall, subject to Section 5.13, advance the amount of funds required to cover the shortfall with respect thereto and shall be entitled to reimbursement of such Servicing Advance in accordance with Section 5.05.  The Servicer shall promptly notify the Purchaser in writing of any failure by the Servicer to make a Servicing Advance of the type specified in clauses (1) or (2) above (irrespective of whether such Servicing Advance is claimed to be non-recoverable by the Servicer pursuant to Section 6.04).

The Purchaser shall pay the Servicer a fee equal to the lesser of (i) $1,200 and (ii) 1.5% of the sales price for such REO Property for services associated with managing the REO Property through its disposition.

Following the consummation of an REO Disposition, the Servicer shall remit to the Purchaser, in accordance with Section 6.01, any proceeds from such REO Disposition in the Collection Account following the payment of all expenses and reimbursement to Servicer for all Servicing Advances relating to the subject REO Property.  Servicer shall also make available to Purchaser an Officers Certificate of loss/gain on Servicer’s secured web-site within three (3) business days of REO Disposition Proceeds application.  If necessary, a supplemental Officers Certificate of loss/gain will be made available to Purchaser on Servicer’s secured web-site within forty-five (45) days from the date of the initial Officers Certificate of loss/gain detailing any additional expenses and Servicing Advances.

Section 5.15  Sale of REO Properties

The Servicer or managing agent specializing in the disposition of REO Properties shall offer to sell any REO Property in the manner that is in the best interests of the Purchaser, but no later than the time determined by the Servicer to be sufficient to result in the sale of such REO Property on or prior to the time specified in Section 5.13.  In accordance with the servicing standards set forth in Section 5.01, the Servicer or designated agent of the Servicer shall solicit bids and offers from Persons for the purchase of any REO Property, provided that Servicer shall not accept any sale offer for an REO Property that is more than 10% below the Reconciled Market Value of the REO Property without the prior written consent of the Purchaser.

The Servicer or managing agent specializing in the disposition of REO Properties shall act on behalf of the Purchaser in negotiating and taking any other action necessary or appropriate in connection with the sale of any REO Property, including the collection of all amounts payable in connection therewith.  The Servicer shall manage and negotiate terms of sale on Specially Serviced Mortgage Loans or REO Properties with the same care, skill, prudence and diligence with which Servicer manages its own REO Properties and in the same manner that similar properties in the same locality as the REO Property are managed.  The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited in the Collection Account in accordance with Section 5.04.

Section 5.16  Investment of Funds in the Collection Account

The Servicer may direct any depository institution which holds the Collection Account to invest the funds in the Collection Account in one or more Permitted Investments bearing interest, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (A) any investment in the institution with which the Collection Account is maintained may mature on such Remittance Date and (B) any other investment may mature on such Remittance Date if the Servicer shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Purchaser).  All such Permitted Investments shall be held to maturity, unless payable on demand.  In the event amounts on deposit in the Collection Account are at any time invested in a Permitted Investment payable on demand, the Servicer shall:

(a)           consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(b)           demand payment of all amounts due thereunder promptly upon determination by the Servicer or notice from the Purchaser that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Collection Account.

All income and gain realized from investment of funds deposited in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 5.05.  The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any Permitted Investment immediately upon realization of such loss.

Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Purchaser may elect to take such action, or instruct the Servicer to take such action, as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings, at the expense of the Servicer.

Section 5.17  MERS

In the case of each MERS Mortgage Loan, the Servicer shall, as soon as practicable after the Purchaser’s request (but in no event more than 30 days thereafter with respect to each Mortgage Loan that was a MERS Mortgage Loan as of the Funding Date, or 90 days thereafter with respect to each Mortgage Loan that was a MERS Eligible Mortgage Loan as of the Funding Date and subsequent to the Funding Date becomes a MERS Mortgage Loan) and at Servicer’s expense, take such actions as are necessary to cause the Purchaser to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.  Each of the Purchaser and the Servicer shall maintain in good standing its membership in MERS.  In addition, each of the Purchaser and the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.  With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Mortgage Loans, including in the case of Mortgage Loans which are repurchased in accordance with this Agreement.  The Servicer further agrees that it will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased or assigned in accordance with the terms of this Agreement.  The Servicer shall cooperate with the Purchaser and any successor owner or successor servicer to the extent necessary to ensure that any transfer of ownership or servicing is appropriately reflected on the MERS System.

Section 5.18  Pledged Asset Mortgage Loans

(a)           Representations of Servicer

(1)           Servicer hereby represents and warrants to Purchaser that prior to its assignment to Purchaser of the security interest in and to any Pledged Assets set forth in Section 5.18(b) hereof, Servicer had a first priority perfected security interest in each Securities Account, and, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following Servicer's assignment of the Pledged Asset Agreements and such security interest in and to any Pledged Assets pursuant to the Agreement, Purchaser has a first priority perfected security interest in each Securities Account, and, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account.  Servicer hereby represents and warrants to Purchaser that prior to the related Pledged Asset Servicer’s assignment to the Servicer of the security interest in and to any Pledged Assets, the related Pledged Asset Servicer had a first priority perfected security interest in each Securities Account, and, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following such Pledged Asset Servicer's assignment of the Pledged Asset Agreements and such security interest in and to any Pledged Assets, the Servicer had a first priority perfected security interest in each Securities Account, and, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account.

(2)           Servicer represents and warrants to Purchaser that each Pledged Asset Mortgage Loan is insured under the terms and provisions of a Surety Bond subject to the limitations set forth therein. Servicer covenants that within 2 Business Days after the Funding Date for any purchase of Pledged Asset Mortgage Loans, Servicer will deliver to each Surety Bond Issuer any instrument required to be delivered under the related Surety Bond, executed by the necessary parties, and that all other requirements for transferring coverage under the related Surety Bonds in respect of such Pledged Asset Mortgage Loans to the Purchaser shall be complied with. Servicer shall indemnify Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, judgments, and any other costs, fees and expenses (including reasonable attorneys’ fees and costs, irrespective of whether or not incurred in connection with the defense of any actual or threatened action, proceeding, or claim) (collectively, “Losses”) that are related to or arise from the non-payment of Required Surety Payments with respect to the Pledged Asset Mortgage Loans purchased by Purchaser from Seller under this Agreement. The indemnification obligation provided in this subparagraph 2 with respect to each Pledged Asset Mortgage Loan shall expire upon receipt by the related Surety Bond Issuer of the necessary documentation referred to in this paragraph, signed by the appropriate parties thereto.

(3)           Servicer represents and warrants that the assignment of rights to Purchaser under each Surety Bond, as described herein, will not result in Purchaser assuming any obligations or liabilities of Servicer with respect thereto.

(4)           Servicer represents and warrants that each Pledged Asset Servicing Agreement and the Pledge Agreements are in full force and effect as of the Funding Date and their  provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder.  Servicer represents to Purchaser that as of the Funding Date, neither Servicer nor any Pledged Asset Servicer is in default under the related Pledged Asset Servicing Agreement.

(b)           Assignment of Security Interest

(1)           With respect to each Pledged Asset Mortgage Loan sold to Purchaser under this Agreement, the Servicer hereby assigns to the Purchaser its security interest in and to any related Pledged Assets, all of its rights in each related Pledge Agreement, its right to receive amounts due or to become due in respect of any related Pledged Assets and its rights as beneficiary under the related Surety Bond in respect of any Pledged Asset Mortgage Loans.

(c)           Servicing of Pledged Assets

(1)           The parties acknowledge that pursuant to each Pledged Asset Servicing Agreement between Servicer and the related Pledged Asset Servicer, the Securities Accounts and other Pledged Assets in which Purchaser shall (pursuant to the terms of this Agreement) have a security interest, shall continue to be maintained and serviced by such Pledged Asset Servicer. Servicer represents and warrants that the terms of each Pledged Asset Servicing Agreement are not inconsistent with any of the provisions of this Agreement. Subject to Subsection (c)(2) below, the Servicer shall ensure that the Pledged Asset Loan Servicer shall service and administer the Securities Accounts and other Pledged Assets, in accordance with (i) prudent business practices and procedures employed in the industry to administer securities accounts and additional collateral similar to that securing the Pledged Asset Mortgage Loans;  (ii) the terms of the related Pledge Agreements; and (iii) the terms of this Agreement.  Servicer’s obligations under this Section 5.18(c) will be subject to the provisions of Section 9.04 hereof.

(2)           Notwithstanding any other provision of this Agreement to the contrary, except as provided below in this Subsection (c)(2), the Servicer shall have no duty or obligation to service and administer the Pledged Assets, and the Servicer shall not be deemed to be the Pledged Asset Servicer with respect to any Pledged Asset Mortgage Loan, unless and until the related Pledged Asset Servicer’s obligations to administer the Pledged Asset as provided in the related Pledged Asset Servicing Agreement have been terminated with respect to such Pledged Asset Mortgage Loans sold hereunder, in which case the Servicer shall be bound to service and administer the related Pledged Assets and the related Surety Bond in accordance with the provisions of this Agreement and the related Pledge Agreements, from the date of such termination. The Servicer shall enforce the obligations of each Pledged Asset Servicer to service and administer the Pledged Assets as provided in the related Pledged Asset Servicing Agreement, and shall take appropriate action thereunder if any Pledged Asset Servicer fails to substantially comply with its obligations to administer the Pledged Assets.   Such enforcement, including without limitation, the legal prosecution of claims, termination of the related Pledged Asset Servicing Agreement with respect to the related Pledged Asset Mortgage Loans, and the pursuit of other appropriate remedies, shall be carried out as the Servicer, in its good faith business judgment, would require were it the owner of the related Securities Accounts and other Pledged Assets.  Without in any way limiting any other remedies set forth herein, Servicer shall indemnify Purchaser and  hold it harmless against any and all Losses that arise with respect to Pledged Asset Mortgage Loans purchased by Purchaser from Servicer hereunder, provided that (i) such Losses are caused by the related Pledged Asset Servicer’s failure to administer the Pledged Assets as provided in the related Pledged Asset Servicing Agreement and in a manner consistent with the standard set forth in Subsection (c)(1) above, (ii) the indemnification contained in this Subsection (c)(2) will in no event exceed the Original Pledged Asset Requirement for the related Pledged Asset Mortgage Loan, and (iii) such indemnification liability shall be offset to the extent that the Losses are covered by a Required Surety Payment.

(3)           The related Pledged Asset Servicer shall use its best reasonable efforts to realize upon any related Pledged Assets for such of the Pledged Asset Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments; provided that the related Pledged Asset Servicer shall not obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the related Pledged Asset Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Servicer shall proceed with any acquisition of REO Property in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 5.05 hereof; provided, that such proceeds shall not be so deposited if the Required Surety Payment in respect of such Pledged Asset Mortgage Loan has been deposited in the Collection Account or otherwise paid to the Purchaser (except to the extent of any such proceeds taken into account in calculating the amount of the Required Surety Payment).

(4)           Servicer’s obligations to administer the Securities Accounts shall terminate upon termination of the related Pledged Asset Agreement. Purchaser acknowledges coverage under the terms and provisions of the related Surety Bond as to any particular Pledged Asset Mortgage Loan shall terminate upon termination of the related Pledged Asset Agreement; provided, however, that such termination shall not affect claims arising under this Agreement or the related Surety Bond prior to the date of termination of the related Pledged Asset Agreement.

(5)           The Pledged Asset Servicer with respect to each Pledged Asset Mortgage Loan may, without the consent of the Purchaser, amend or modify a Pledged Asset Agreement in any non-material respect to reflect administrative or account changes, provided that the same are consistent with the Designated Guidelines.

(d)           Surety Bonds

(1)           If a Required Surety Payment is payable pursuant to the related Surety Bond with respect to any Pledged Asset Mortgage Loan, as determined by the Servicer, the related Pledged Asset Servicer shall so notify the related Surety Bond Issuer promptly. The Servicer shall cause the prompt completion of any necessary documentation relating to the related Surety Bond and shall cause the prompt submission of such documentation to the related Surety Bond Issuer as a claim for a required surety. The Purchaser shall execute such documentation if requested by the related Pledged Asset Servicer.

(2)           In the event that the Servicer receives a Required Surety Payment from a Surety Bond Issuer on behalf of the Purchaser, the Servicer shall deposit such Required Surety Payment in the Collection Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions hereof applicable to Insurance Proceeds.

(3)           Purchaser will cooperate with Servicer to transfer to Purchaser the coverage of each Surety Bond in respect of the related Pledged Asset Mortgage Loans.

ARTICLE VI:

REPORTS; REMITTANCES; ADVANCES

Section 6.01  Remittances

(1)           On each Remittance Date, the Servicer shall remit to the Purchaser (a) all amounts credited to the Collection Account as of the close of business on the last day of the related Due Period (including (1) the amount of any Principal Prepayment, together with interest thereon at the related Remittance Rate to the end of the month in which prepayment of the related Mortgage Loan occurs except when such Principal Prepayment is received on the last day of the related Due Period in which case interest calculated at the related Remittance Rate to the end of the month in which prepayment of the related Mortgage Loan occurs shall not be remitted and (2) all proceeds of any REO Disposition net of amounts payable to the Servicer pursuant to Section 5.14), net of charges against or withdrawals from the Collection Account in accordance with Section 5.05, which charges against or withdrawals from the Collection Account the Servicer shall make solely on such Remittance Date, plus (b) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 6.03; provided that the Servicer shall not be required to remit, until the next following Remittance Date, any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Period.

(2)           All remittances made to the Purchaser on each Remittance Date will be made to the Purchaser by wire transfer of immediately available funds according to the instructions that will be provided by Purchaser to the Servicer.

(3)           With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to One-month LIBOR (as published in the Wall Street Journal) plus 200 basis points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with and including the day prior to the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with such late payment.  Neither the payment by the Servicer nor the acceptance by the Purchaser of any such interest shall be deemed an extension of time for payment or a waiver by the Purchaser of any Event of Default.

Section 6.02  Reporting

On or before the 5th Business Day following the Accounting Cut-off Date of each month during the term hereof, the Servicer shall make available to the Purchaser a monthly accounting report containing the data elements set forth in Exhibit 6.02 attached hereto with respect to the most recently ended Due Period including any required adjustments for activity occurring subsequent to the recently ended Monthly Period supporting the remittance amount in accordance to Section 6.01.  Such monthly accounting reports shall include information as to the aggregate Unpaid Principal Balance of all Mortgage Loans, the scheduled amortization of all Mortgage Loans and the amount of any Principal Prepayments as of the most recent Accounting Cut-off Date.  Such monthly reports shall be made available by the Servicer for the Purchaser on Servicer’s secured web-site.  The Servicer shall provide training, secured access and password(s) to the Purchaser on the operation of the website.

Utilizing resources reasonably available to the Servicer and to the extent the requested data is contained within the Servicer’s electronic systems without incurring any cost except the Servicer’s overhead and employees’ salaries, the Servicer shall furnish to the Purchaser during the term of this Agreement such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be reasonably requested by the Purchaser with respect to Mortgage Loans or REO Properties (provided the Purchaser shall have given the Servicer reasonable notice and opportunity to prepare such reports, information or documentation), including any reports, information or documentation reasonably required to comply with any regulations of any governmental agency or body having jurisdiction over the Purchaser, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request.  If any of such reports, periodic, special or other reports, information or documentation are not customarily prepared by the Servicer or require that the Servicer program data processing systems to create the reports, information or documentation, then the Purchaser shall pay to the Servicer a fee mutually agreed to by the Purchaser and the Servicer taking into account the Servicer’s actual time and cost in preparing such reports, information or documentation.  The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority, the Mortgagor or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare federal income tax returns as the Purchaser may reasonably request from time to time.

Section 6.03  Monthly Advances by the Servicer

(1)           Not later than the close of business on the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Collection Account an amount equal to all Monthly Payments not previously advanced by the Servicer (with interest adjusted to the Remittance Rate) that were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.  The Servicer may fund such Monthly Advances as required by the foregoing sentence using amounts in the Collection Account which are to be remitted to Purchaser on a Remittance Date or Dates subsequent to the related Due Period, and therefore reduce the total amount to be deposited in the Collection Account by the Servicer pursuant to the foregoing sentence.  Any amount of funds held for future distribution and so used shall be replaced by the Servicer by deposit in the Collection Account on or before any future Remittance Date if funds in the Collection Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date.

(2)           The Servicer’s obligations to make Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Remittance Date prior to the Remittance Date for the remittance of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or Condemnation Proceeds) with respect to the Mortgage Loan; provided that such obligation shall cease if the Servicer furnishes to the Purchaser an Officers’ Certificate evidencing the determination by the Servicer in accordance with Section 6.04 that an advance with respect to such Mortgage Loan would constitute a Non-recoverable Advance.

(3)           On the Business Day prior to the Remittance Date, the Servicer shall deposit into the Collection Account payments on account of Prepayment Interest Shortfall Amount in an aggregate amount equal to the lesser of (i) the aggregate amount of Prepayment Interest Shortfall Amount for the related Remittance Date resulting solely from Principal Prepayments during the related Due Period, and (ii) the total amount of the servicing compensation that would be payable to the Servicer for such Due Period if no Principal Prepayment was made during the Due Period related to such Remittance Date.

Section 6.04  Non-recoverable Advances

The determination by the Servicer that it has made a Non-recoverable Advance or that any proposed Monthly Advance or Servicing Advance, if made, would constitute a Non-recoverable Advance shall be evidenced by an Officers’ Certificate delivered to the Purchaser detailing the reasons for such determination.   Servicer’s determination of a Non-recoverable Advance will be based upon comparing total debt which components shall include (1) Unpaid Principal Balance, (2) interest on such Unpaid Principal Balance at the applicable Note Rate from the due date of last paid installment through current date and (3) Servicing Advances to anticipated recovery proceeds which components may include when applicable (a) Liquidation Proceeds, (b) Insurance Proceeds, (c) Condemnation Proceeds, and (d) REO Disposition Proceeds.  Servicer shall make a Non-recoverable Advance determination when total debt exceeds anticipated recovery proceeds.

Section 6.05  Officer’s Certificate

The Seller shall deliver to the Purchaser an Officer’s Certificate in the form attached hereto as Exhibit 9 on the Initial Funding Date and upon Purchaser’s reasonable request thereafter.

ARTICLE VII:

GENERAL SERVICING PROCEDURE

Section 7.01  Enforcement of Due-on-Sale Clauses, Assumption Agreements

(1)           The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due-on-sale” clause applicable thereto; provided that the Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.

(2)           If the Servicer is prohibited from enforcing such “due-on-sale” clause, then the Servicer will attempt to enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  (For purposes of this Section 7.01, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.)

(3)           If the Servicer receives a request for any Mortgage Loan to be assumed, then the Servicer shall inquire into the creditworthiness of the proposed transferee and shall use the same underwriting criteria for approving the credit of the proposed transferee that are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans.  Where an assumption is allowed, the Servicer, with the prior written consent of the primary mortgage insurer, if any, and subject to the conditions of Section 7.01(3), shall, and is hereby authorized to, enter into a substitution of liability agreement with the Person to whom the Mortgaged Property is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.  In no event shall the Note Rate, the amount of the Monthly Payment, the Maximum Rate (if applicable), the Gross Margin (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the final maturity date be changed.  The Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Purchaser’s Mortgage File and shall, for all purposes, be considered a part of such Purchaser’s Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement in excess of 1% of the outstanding principal balance of the Mortgage Loan shall be deposited in the Collection Account pursuant to Section 5.04.

If the credit of the proposed transferee does not meet such underwriting criteria, then the Servicer shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 7.02  Satisfaction of Mortgages and Release of Mortgage Files

Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Purchaser by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.04 have been or will be so deposited and shall request delivery to it of the Purchaser’s Mortgage File held by the Purchaser.  Upon receipt of such certification and request, the Purchaser shall promptly release the related mortgage documents to the Servicer and the Servicer shall promptly prepare and process any satisfaction or release.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

With the exception of short sales, if the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage, or should it otherwise take such action which results in a reduction of the coverage under the Primary Insurance Policy, if any, then the Servicer shall promptly give written notice thereof to the Purchaser, and, within 10 Business Days following written demand therefor from the Purchaser to the Servicer, the Servicer shall repurchase the related Mortgage Loan by paying to the Purchaser the Repurchase Price therefor by wire transfer of immediately available funds directly to the Purchaser’s Account.  The Servicer shall maintain the fidelity bond insuring the Servicer against any loss they may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Purchaser shall, upon request of the Servicer and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the Purchaser’s Mortgage File held by the Purchaser to the Servicer.  Such servicing receipt shall obligate the Servicer to return the related mortgage documents to the Purchaser when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Purchaser’s Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or nonjudicially, and the Servicer has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Purchaser’s Mortgage File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and the Liquidation Proceeds were deposited in the Collection Account, the servicing receipt shall be released by the Purchaser to the Servicer.  The Servicer shall indemnify the Purchaser, and its designee, from and against any and all losses, claims, damages, penalties, fines, forfeitures, costs and expenses (including court costs and reasonable attorney's fees) resulting from or related to the loss, damage, or misplacement of any documentation actually delivered to the Servicer pursuant to this paragraph.

Section 7.03  Servicing Compensation

As compensation for its services hereunder, the Servicer shall be entitled to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicing Fee.  The Servicing Fee in respect of a Mortgage Loan for a particular month shall become payable only upon the receipt by the Servicer from the Mortgagor of the full Monthly Payment in respect of such Mortgage Loan; provided, however, that, notwithstanding the foregoing, the Servicer shall be entitled to retain from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and REO Disposition Proceeds any accrued but unpaid Servicing Fees. Any additional servicing compensation expressly provided for in this Agreement shall be retained by the Servicer to the extent not required to be deposited in the Collection Account.  In the event that Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and REO Disposition Proceeds exceed the Unpaid Principal Balance of such Mortgage Loan plus unpaid interest accrued thereon at a per annum rate equal to the related Remittance Rate, the Servicer shall be entitled to retain therefrom and pay to itself any Foreclosure Profits and any accrued but unpaid Servicing Fees.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

Section 7.04  Inspections

The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved.  In addition, if any Mortgage Loan is more than 45 days delinquent, the Servicer shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Customary Servicing Procedures or as may be required by the primary mortgage guaranty insurer.  The Servicer shall keep written report of each such inspection and shall provide a copy of such inspection to the Purchaser upon the request of the Purchaser.

Section 7.05  Restoration of Mortgaged Property

The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Customary Servicing Procedures.  For claims greater than $15,000, at a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)          the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)          the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(iii)          the Servicer shall verify that the Mortgage Loan is not in default; and

(iv)          pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 7.06  Purchaser’s Right to Examine Servicer Records; Reports

The Purchaser shall have the right to examine and audit, during business hours or at such other times as are reasonable under applicable circumstances, upon 15 Business Days advance notice any and all of (i) the credit and other loan files relating to the Mortgage Loans or the Mortgagors, (ii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) relating to the servicing of the Mortgage Loans and (iii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) that are relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.  The Servicer shall be obligated to make the foregoing information available to the Purchaser at the site where such information is stored; provided that the Purchaser shall be required to pay all reasonable costs and expenses incurred by the Servicer in making such information available.

Section 7.07  Fair Credit Reporting Act

The Servicer, in its capacity as servicer for each Mortgage Loan, agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

Section 7.08  Statement as to Compliance

The Servicer will deliver to the Purchaser, not later than March 1st of each year, an Officers’ Certificate (each, an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

Section 7.09  Independent Public Accountants’ Servicing Report

Not later than March 1st of each year, the Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Servicer) which is a member of the American Institute of Certified Public Accountants to furnish a report (a “USAP Report”) to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements, except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. Copies of such report shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

Notwithstanding the foregoing, the Servicer’s obligation to deliver a USAP Report under this Section, as to the Servicer or any Subservicer, as to any calendar year, beginning with the report required in March 2011, shall be satisfied if an assessment of compliance and attestation report is delivered in compliance with Section 13.05 for such calendar year with respect to that entity.

Section 7.10  Access to Certain Documentation

The Servicer shall provide any federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser with access to all of the existing origination, credit, underwriting and other servicing files, including all related Designated Guidelines, relating to the Mortgage Loans serviced by the Servicer. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer. In addition, access to or copies of such documentation will be provided to the Purchaser and any Person identified to the Servicer by the Purchaser without charge upon reasonable request during normal business hours at the offices of the Servicer; provided that any designee or assignee of the Purchaser, or representative thereof, as applicable, shall sign a confidentiality agreement, in form and substance satisfactory to Servicer, with respect to the disclosure of any information that is not available to the public at large, and a release and indemnity agreement, in form and substance satisfactory to Seller, with respect to its access to such information.  Notwithstanding the foregoing, any reasonable out-of-pocket costs and expenses incurred by the Servicer related to the access to, or delivery of, any special reports or other information not provided for in this paragraph as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency will be at the Purchaser’s, or the applicable assignee’s, sole cost and expense.

Section 7.11  Reports and Returns to be Filed by the Servicer

The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 7.12  Compliance with REMIC Provisions

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

Section 7.13  OFAC Reporting

With respect to each Mortgagor, the Servicer will monitor applicable sanction lists pursuant to, and in accordance with Anti-Money Laundering Laws, to determine whether any Mortgagor becomes listed as a “blocked person” for purposes of the OFAC Regulations. In the event a Mortgagor is listed as a “blocked person”, the Servicer shall immediately notify the Purchaser.

Section 7.14  Advance Facility

The Seller shall obtain the Purchaser’s written consent (such consent not to be unreasonably withheld) prior to entering into any financing or other facility  under which (1) the Seller assigns or pledges to another Person (and “Advancing Person”) the Seller’s rights under this Agreement to be reimbursed for any advances of principal or interest or any servicing advances with respect to a Mortgage Loan or (2) an Advancing Person agrees to fund some or all advances of principal and/or interest and/or servicing advances required to be made by the Seller pursuant to this Agreement.

ARTICLE VIII:

FINANCIAL STATEMENTS

Section 8.01  Servicer Financial Statements

The Servicer understands that, in connection with marketing the Mortgage Loans, the Purchaser may make available to any prospective purchaser of the Mortgage Loans the Servicer’s audited financial statements for the applicable fiscal year, together with any additional statements provided pursuant to the next sentence.  Upon Purchaser’s request during the term hereof, the Servicer will deliver to the Purchaser audited financial statements for each of its fiscal years following the Funding Date and all other financial statements prepared following the Funding Date to the extent any such statements are available upon request to the public at large.

The Servicer also agrees to make available upon reasonable notice and during normal business hours to any prospective purchasers of the Mortgage Loans a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer which may affect, in any material respect, the Servicer’s ability to comply with its obligations under this Agreement, and to permit any prospective purchasers upon reasonable notice and during normal business hours to inspect the Servicer’s servicing facilities for the purpose of satisfying such prospective purchasers that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

Section 8.02  Purchaser Financial Statements

Upon Seller’s request during the term hereof, the Purchaser will deliver to the Seller audited financial statements for each of its fiscal years following the Funding Date and all other financial statements prepared following the Funding Date to the extent any such statements are available upon request to the public at large.

The Purchaser also agrees to make available upon reasonable notice and during normal business hours to Seller a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Purchaser or the financial statements of the Purchaser which may affect, in any material respect, the Purchaser’s ability to purchase Mortgage Loans from time to time under this Agreement.

ARTICLE IX:

THE SERVICER

Section 9.01  Indemnification; Third Party Claims

In addition to the indemnification provided in Sections 5.18(c), 7.02 and 13.07, Seller and Servicer, as applicable, shall indemnify and hold harmless the Purchaser, its directors, officers, agents, employees, and assignees (each, an “Indemnified Party”) from and against any Losses suffered or sustained in any way by any such Person, no matter how or when arising (including Losses incurred or sustained in connection with any judgment, award, or settlement), in connection with or relating to (i) a breach by Seller or Servicer, as the case may be, of any of its representations and warranties contained in Article III or (ii) a breach by Seller or Servicer, as the case may be, of any of its covenants and other obligations contained herein including, in the case of the Servicer, any failure to service the Mortgage Loans in compliance with the terms hereof and in accordance with the standard of care in Section 9.03.  The Seller or Servicer, as the case may be, shall immediately (i) notify the Purchaser if a claim is made by a third party with respect to this Agreement, any Mortgage Loan and/or any REO Property (ii) assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including attorneys’ fees, and (iii) promptly pay, discharge and satisfy any judgment, award, or decree that may be entered against it or the Purchaser in respect of such claim.  Nothing contained herein shall prohibit the Purchaser, at its expense, from retaining its own counsel to assist in any such proceedings or to observe such proceedings; provided that neither the Seller nor the Servicer shall be obligated to pay or comply with any settlement to which it has not consented.  The Servicer shall provide the Purchaser with a written report of all expenses and advances incurred by it pursuant to this Section 9.01, and Servicer shall be reimbursed from amounts on deposit in the Collection Account for all amounts advanced by it pursuant to the second preceding sentence except when the claim in any way relates to (1) the Servicer’s failure to service the Mortgage Loans in compliance with the terms hereof and in accordance with the standard of care in Section 9.03 or (2) a breach by Seller or Servicer, as the case may be, of any of its representations and warranties contained in Article III.

Section 9.02  Merger or Consolidation of the Servicer

Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its organization and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of such Servicer’s assets to such Person) to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that, unless otherwise consented to by the Purchaser, the successor or surviving Person, in the case of a merger or consolidation, etc. of the Servicer, shall be an institution (i) having a GAAP net worth of not less than $15,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien mortgage loans, and (iii) who is a Fannie Mae or Freddie Mac approved seller/servicer in good standing.  Notwithstanding the foregoing, if the successor or surviving Person is an institution with a GAAP net worth of less than $15,000,000, then the Purchaser may, in its sole discretion, waive such minimum GAAP net worth requirement.

Section 9.03  Limitation on Liability of the Servicer and Others

Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or pursuant to the express written instructions of the Purchaser, or for errors in judgment made in good faith; provided that this provision shall not protect the Servicer or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reasons of negligence, willful misfeasance, bad faith or any breach in the performance of the obligations and duties hereunder.  The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind reasonably believed by the Servicer or such Person to be genuine and prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its reasonable opinion may involve it in any expense or liability; provided that the Servicer may, with the consent of the Purchaser, undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Servicer shall be entitled to be reimbursed therefor from the Purchaser upon written demand.  This indemnity shall survive the termination of this Agreement.  For the avoidance of doubt, this paragraph shall not apply if the nature of the legal action relates to a matter that is subject to the Seller’s indemnification obligations under Sections 9.01 or 13.07.

Section 9.04  Servicer Not to Resign

The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) by mutual consent of the Servicer and the Purchaser or (b) upon the determination by the Servicer that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the unilateral resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser, which Opinion of Counsel shall be in form and substance reasonably acceptable to the Purchaser.  No such resignation by the Servicer shall become effective until a successor has assumed the Servicer’s responsibilities and obligations hereunder in accordance with Section 12.01.

Section 9.05  No Transfer of Servicing

With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Purchaser has acted in reliance upon the Servicer’s independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section 9.05, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof (other than to a Subservicer or Subcontractor), or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent shall be granted or withheld in the Purchaser’s sole discretion.

Without in any way limiting the generality of this Section 9.05, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer (other than with respect to accrued but unpaid servicing advances and Servicing Fees remaining unpaid) or any third party.

ARTICLE X:

DEFAULT

Section 10.01  Events of Default

In case one or more of the following events shall occur and be continuing:

(1)           any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days;

(2)           any failure on the part of the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer set forth in this Agreement, or if any of the representations and warranties of the Servicer in Sections 3.01 and 3.02 proves to be untrue in any material respect, which failure or breach continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

(3)           any filing of an Insolvency Proceeding by or on behalf of the Servicer, any consent by or on behalf of the Servicer to the filing of an Insolvency Proceeding against the Servicer, or any admission by or on behalf of the Servicer of its inability to pay its debts generally as the same become due;

(4)           any filing of an Insolvency Proceeding against the Servicer that remains undismissed or unstayed for a period of 60 days after the filing thereof;

(5)           any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of the Servicer;

(6)           any failure or inability of Servicer to be eligible to service Mortgage Loans for Fannie Mae or Freddie Mac; or

(7)           any sale, transfer, assignment, or other disposition by the Servicer of all or substantially all of its property or assets to a Person who does not meet the qualifications enumerated or incorporated by reference into Section 9.02, any assignment by the Servicer of this Agreement or any of the Servicer’s rights or obligations hereunder except in accordance with Section 9.04, or any action taken or omitted to be taken by the Servicer in contemplation or in furtherance of any of the foregoing, without the consent of the Purchaser;

(8)           (A) the Servicer shall (i) either fail or admit in writing its inability to pay its debts generally as they become due, (ii) admit in writing its inability to, or intention not to, perform any of its material obligations, (iii) make an assignment for the benefit of its creditors, (iv) voluntarily suspend payment of its obligations or (v) have defaulted under any debt or repurchase obligation beyond any cure period provided for in such debt or repurchase obligation or (B) the Purchaser shall have determined in good faith that the Servicer is unable to meet its commitments;

(9)           either (A) the Servicer ceases to be a HUD approved mortgagee pursuant to Section 203 of the National Housing Act or HUD suspends, rescinds, halts, eliminates, withdraws, annuls, repeals, voids or terminates the status of the Servicer, a Subservicer or a third-party subservicer used by the Subservicer as a HUD approved mortgagee pursuant to Section 203 of the National Housing Act, (B) Fannie Mae and/or Freddie Mac suspends, rescinds, halts, eliminates, withdraws, annuls, repeals, voids or terminates the status of the Servicer, a Subservicer or a third-party subservicer used by the Subservicer, as an approved seller and/or as an approved servicer of Fannie Mae or Freddie Mac, respectively, for loans either currently being serviced or to be serviced by the Servicer, a Subservicer or a third-party subservicer used by the Subservicer, (C) Servicer, a Subservicer or a third-party subservicer used by the Subservicer receives notice that HUD may take such action set forth in clause (A), or (D) Servicer, a Subservicer or a third-party subservicer used by the Subservicer receives notice that Fannie Mae and/or Freddie Mac may take such action set forth in clause (B);

(10)           the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof;

(11)           the Servicer ceases to be (a) licensed to service residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, and (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer’s ability to perform its obligations hereunder;

(12)           the Servicer fails to meet the eligibility criteria set forth in the last sentence of Section 9.02;

(13)           (A) S&P, Fitch or, if applicable, Moody’s, lowers the Servicer’s servicer rating to “below average”, “RPS4” or “SQ4”, respectively, or (B) S&P, Fitch or Moody’s reduces or withdraws the rating of any of the certificates issued by a securitization trust that owns any of the Mortgage Loans due to a specific event directly attributable to the Servicer or the Subservicer;

(14)           any governmental authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property or assets of Servicer or any of Servicer’s affiliates, or shall have taken any action to displace the management of Servicer or any of Servicer’s affiliates or to curtail its authority in the conduct of the business of Servicer or any of Servicer’s affiliates, or takes any action in the nature of enforcement to remove, limit or restrict the approval of Servicer or any of Servicer’s affiliates as an issuer, buyer or a seller/servicer of Mortgage Loans or securities backed thereby;

(15)           Purchaser shall reasonably request, in connection with a Reconstitution, reasonable information, and/or written responses to such requests, pursuant to Article XIII hereof, and such reasonable information and/or responses shall not have been provided within ten (10) Business Days of such request;

(16)           a Change in Control of the Servicer or a material change in the management of the Servicer shall have occurred which has not been approved by the Purchaser (which approval shall not be unreasonably withheld);

(17)           the Purchaser shall have reasonably determined, in good faith, that a Material Adverse Effect shall have occurred with respect to the Servicer;

(18)           the Servicer’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of the Servicer as a “going concern” or a reference of similar import or shall indicate that the Servicer has a negative net worth or is insolvent; or

(19)           the Seller permanently ceases or suspends (for one month) accepting or processing loan applications or funding commitments, unless such suspension is due to a cause beyond the Seller’s control, including an act of God, act of civil, military or governmental authority, fire, epidemic, flood, blizzard, earthquake, riot, war, or sabotage, provided that the Seller gives the Purchaser notice of such cause promptly and uses its reasonable efforts to correct such suspension;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Servicer may, in addition to whatever rights the Purchaser may have hereunder and at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof subject to Section 12.01, without the Purchaser’s incurring any penalty or fee of any kind whatsoever in connection therewith; provided that, upon the occurrence of an Event of Default under Subsection (3), (4) or (5) of this Section 10.01, this Agreement and all authority and power of the Servicer hereunder (whether with respect to the Mortgage Loans, the REO Properties or otherwise) shall automatically cease.  On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement (whether with respect to the Mortgage Loans or otherwise) shall cease, and shall pass to and be vested in the successor appointed pursuant to Section 12.01 and the Servicer shall promptly transfer the servicing of the Mortgage Loans to such successor servicer.  Notwithstanding the occurrence of an Event of Default, the Servicer shall be entitled to all amounts due to such party and remaining unpaid on such date of termination.

Upon the termination of the Servicer as servicer hereunder, the Purchaser, or its designee, shall assume all servicing responsibilities related to the Mortgage Loans and the Servicer shall cease all servicing responsibilities related to the Mortgage Loans.  The Servicer shall, at its cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Purchaser, or its designee.  The Servicer agrees to execute and deliver such instruments and take such actions as the Purchaser, or its designee may, from time to time, reasonably request to carry out the servicing transfer.

In the event that Servicer is terminated as servicer hereunder, Servicer shall pay all hazard and flood insurance premiums, Primary Insurance Policy and “lender-paid” Primary Insurance Policy premiums, due within sixty (60) days after the Servicing Transfer Date. Servicer shall pay all tax bills (including interest, late charges and penalties in connection therewith) due, meaning economic loss, within sixty (60) days after the Servicing Transfer Date. For ninety (90) days after the Servicing Transfer Date, Servicer shall deliver such tax bills as it may receive with respect to the Mortgage Loans to the Purchaser within ten (10) Business Days of receipt of the same, thereafter Servicer shall exercise reasonable efforts to deliver such tax bills as it may receive with respect to the Mortgage Loans to the Purchaser within a reasonable time of its receipt of same. For ninety (90) days after the Servicing Transfer Date, Servicer shall deliver such insurance policies or renewals and invoices as it may receive with respect to the Mortgage Loans to the Purchaser within ten (10) Business Days of its receipt of same, thereafter Servicer shall exercise reasonable efforts to deliver such insurance policies or renewals and invoices as it may receive with respect to the Mortgage Loans to the Purchaser within a reasonable time of its receipt of same.

Following the occurrence of an Event of Default, all Servicing Transfer Costs shall be paid by the Seller upon presentation of reasonable documentation of such costs.

If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Section 8.04) of the Seller hereunder, either (i) the successor servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor servicer shall cooperate with the successor servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor servicer or (y) in causing MERS to designate on the MERS® System the successor servicer as the servicer of such Mortgage Loan.

Section 10.02  Waiver of Default

The Purchaser may waive, only by written notice, any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived in writing.

ARTICLE XI:

TERMINATION

Section 11.01  Term and Termination

(1)           The servicing obligations of the Servicer under this Agreement may be terminated as provided in Section 10.01 hereof.

(2)           In any case other than as provided under clause (1) hereof, the obligations and responsibilities of the Servicer hereunder shall terminate upon:  (a) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (b) the mutual written consent of the Servicer and the Purchaser.

(3)           Upon any termination of this Agreement or the servicing obligations of the Servicer hereunder, the Servicer shall prepare, execute and deliver all agreements, documents and instruments, including all Mortgage Files in its possession, and do or accomplish all other acts or things necessary or appropriate to effect such termination, all at the Purchaser’s sole expense.  In any such event, the Servicer agrees to cooperate with the Purchaser, at the Purchaser’s sole expense, in effecting the termination of the Servicer’s servicing responsibilities hereunder, including the transfer to the Purchaser or its designee for administration by it of all cash amounts which shall at the time be contained in, or credited by the Servicer to, the Collection Account and/or the Escrow Account or thereafter received with respect to any Mortgage Loan or REO Property.

Section 11.02  Survival

Notwithstanding anything to the contrary contained herein, the representations and warranties of the parties contained herein and in any certificate or other instrument delivered pursuant hereto, as well as the other covenants hereof (including those set forth in Section 9.01) that, by their terms, require performance after the termination by this Agreement, shall survive the delivery and payment for the Mortgage Loans on each Funding Date as well as the termination of this Agreement and shall inure to the benefit of the parties, their successors and assigns.  Seller and Servicer further agree that the representations, warranties and covenants made by Seller and Servicer herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by Purchaser notwithstanding any investigation heretofore made by Purchaser or on Purchaser’s behalf.  The indemnification obligations of the Seller and Servicer set forth in this Agreement shall survive the termination of this Agreement notwithstanding any applicable statute of limitations, which the Seller hereby expressly waives.

ARTICLE XII:

GENERAL PROVISIONS

Section 12.01  Successor to the Servicer

Upon the termination of the Servicer’s servicing responsibilities and duties under this Agreement pursuant to Section 9.04, 10.01 or 11.01, the Purchaser shall (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement or (ii) appoint a successor servicer which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  If the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, then the Servicer shall continue to discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if applicable) all on the terms and conditions contained herein and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The termination of the Servicer’s servicing responsibilities pursuant to any of the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall not, among other things, relieve the Servicer of its obligations pursuant to Section 2.04 and/or 7.02, the representations and warranties or other obligations set forth in Sections 2.04, 3.01, 3.02, 3.03, 5.18(c), 7.02, 9.01 and 13.07 and the remedies available to the Purchaser under the various provisions of this Agreement.  In addition, such termination shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or this Agreement pursuant to Sections 9.04, 10.01 or 11.01 shall not affect any claims that the Purchaser may have against the Servicer based upon facts and circumstances arising prior to any such termination or resignation.

The Servicer shall promptly deliver to the successor the funds in the Collection Account, Escrow Account and the Securities Account and the Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.  The successor shall make such arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor Servicer.  Notwithstanding anything to the contrary contained herein, the successor shall assume and guarantee any and all obligations and liabilities arising out of the Seller’s acts as servicer in this Agreement, including the obligations and liabilities contained in Section 12 herein, and any Reconstitution Agreement.

Section 12.02  Governing Law; Choice of Forum; Waiver of Jury Trial

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent preempted by federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

EACH PARTY HERETO KNOWINGLY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF IN ANY WAY RELATED TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Except as to those matters which this Agreement expressly provides shall be submitted to Arbitration, with respect to any claim or action arising hereunder, the parties (a) irrevocably submit to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, New York, and appellate courts from any thereof, and (b) irrevocably waive any objection which such party may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, and irrevocably waive any claim that any such suit action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 12.03  Notices

Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered, sent by courier with delivery against signature therefor, mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar writing mailed or sent by courier as provided above, to (i) in the case of the Purchaser, DLJ Mortgage Capital, Inc., Eleven Madison Avenue, 4th Floor, Attention: Peter J. Sack, with a copy to DLJ Mortgage Capital, Inc., One Madison Avenue, 9th Floor, Attention: General Counsel and (ii) in the case of Seller or Servicer, PHH Mortgage Corporation, One Mortgage Way, Mt. Laurel, NJ  08054, Attention: Vice President, Servicing, or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

Section 12.04  Severability of Provisions

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is, as nearly as possible, the same as the economic effect of this Agreement without regard to such invalidity.

Section 12.05  Schedules and Exhibits

The schedules and exhibits that are attached to this Agreement are hereby incorporated herein and made a part hereof by this reference.

Section 12.06  General Interpretive Principles

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(1)           the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(2)           any reference in this Agreement to this Agreement or any other agreement, document, or instrument shall be a reference to this Agreement or any other such agreement, document, or instrument as the same has been amended, modified, or supplemented in accordance with the terms hereof and thereof (as applicable);

(3)           accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(4)           references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated articles, sections, subsections, paragraphs and other subdivisions of this Agreement, unless the context shall otherwise require;

(5)           a reference to a subsection without further reference to a section is a reference to such subsection as contained in the same section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(6)           a reference to a “day” shall be a reference to a calendar day;

(7)           the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(8)           the terms “include” and “including” shall mean without limitation by reason of enumeration.

Section 12.07  Waivers and Amendments, Noncontractual Remedies; Preservation of Remedies

This Agreement may be amended, superseded, canceled, renewed or extended and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance.  No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be.  No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.  The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

Section 12.08  Captions

All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

Section 12.09  Counterparts; Effectiveness

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.  This Agreement shall become effective as of the date first set forth herein upon the due execution and delivery of this Agreement by each of the parties hereto.

Section 12.10  Entire Agreement

This Agreement (including the schedules and exhibits annexed hereto or referred to herein) contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements, written or oral, with respect thereto.  In the event of any inconsistency between a Confirmation, Purchase Price and Terms Letter or this Agreement, the Confirmation or Purchase Price and Terms Letter, as applicable, shall control.

Section 12.11  Further Assurances

Each party hereto shall take such additional action as may be reasonably necessary to effectuate this Agreement and the transactions contemplated hereby.  Each party hereto will promptly and duly execute and deliver to the other parties such documents and assurances and take such further action as the other parties may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of such party.

Section 12.12  Intention of the Seller

Seller intends that the conveyance of Seller’s right, title and interest in and to the Mortgage Loans to the Purchaser shall constitute a sale and not a pledge of security for a loan.  If such conveyance is deemed to be a pledge of security for a loan, however, the Seller intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement.  Seller also intends and agrees that, in such event, (i) the Seller shall be deemed to have granted to the Purchaser and its assigns a first priority security interest in Seller's entire right, title and interest in and to the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans, all amounts held from time to time in the accounts mentioned pursuant to this Agreement and all reinvestment earnings on such amounts, together with all of the Seller’s right, title and interest in and to the proceeds of any title, hazard or other insurance policies related to such Mortgage Loans and (ii) this Agreement shall constitute a security agreement under applicable law, the Seller shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Purchaser or its assignee, as the case may be, and the Purchaser or its assignee, as the case may be, shall have all of the rights of a secured party under applicable law.  All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

Section 12.13  Confidentiality of Information

Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party.  Except as required by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of the Agreement, provided that each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the transaction, provided further that such information is identified as confidential non-public information.  In addition, confidential information may be provided to a regulatory authority with supervisory power over the Purchaser, provided such information is identified as confidential non-public information.

Section 12.14  No Partnership

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Seller shall be rendered as an independent contractor and not as agent for Purchaser.

Section 12.15  No Solicitation

From and after the related Funding Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller’s behalf, to personally, by telephone, by mail, or electronically by e-mail or through the internet or otherwise, solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser.  It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors to refinance any Mortgage Loans and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Funding Date and the Seller shall take no action to undermine these rights and benefits.  Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, or segments thereof, provided that no segment shall consist primarily of the borrowers or obligors under the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio, internet and television advertisements shall not constitute solicitation under this Section 12.15.  This Section 12.15 shall not be deemed to preclude the Seller or any of its affiliates from soliciting any Mortgagor for any other financial products or services.  The Seller shall use its best efforts to prevent the sale of the name of any Mortgagor to any Person who is not an affiliate of the Seller.

ARTICLE XIII:

COMPLIANCE WITH REGULATION AB

Section 13.01  Intent of the Parties; Reasonableness.

The Purchaser, Seller and the Servicer acknowledge and agree that the purpose of Article XIII of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, Seller and Servicer acknowledge that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings.  References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  Seller and the Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with any Securitization Transaction, Seller and the Servicer shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, the Servicer, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

The Purchaser (including any of its assignees or designees) shall cooperate with the Seller and the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser’s reasonable judgment, to comply with Regulation AB.

Section 13.02  Additional Representations and Warranties of Seller and Servicer.

(a)           The Seller and Servicer shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 13.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date:  (i) neither the Seller nor the Servicer is aware, nor have Seller or Servicer received notice, that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Seller or Servicer, respectively; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer’s financial condition that could have a Material Adverse Effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal proceedings pending or governmental proceedings pending (or known to be contemplated) against the Seller, the Servicer, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Seller, the Servicer, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(b)           If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 13.03, the Seller or Servicer, as applicable, shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 13.03  Information to Be Provided by Seller and Servicer.

In connection with any Securitization Transaction, the Seller or the Servicer, as applicable, shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Seller or Servicer, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

(a)           if so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB.  Such information shall include, at a minimum:

(A)           the originator’s form of organization;

(B)           a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator’s origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

(C)           a description of any material legal proceedings pending or governmental proceedings pending (or known to be contemplated) against the Seller, the Servicer, each Third-Party Originator and each Subservicer; and

(D)           a description of any affiliation or relationship between the Seller, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(1)           the sponsor;

(2)           the depositor;

(3)           the issuing entity;

(4)           any servicer;

(5)           any trustee;

(6)           any originator;

(7)           any significant obligor;

(8)           any enhancement or support provider; and

(9)           any other material transaction party.

(b)           If so requested by the Purchaser or any Depositor, Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator.  Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB.  To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph.  The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor.  Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool.  The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference.  The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (PDF) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller.

If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller’s or Third-Party Originator’s originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request.  Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction.  Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

(c)           If so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a “Transaction Servicer”), as is requested for the purpose of compliance with Items 1108, 1111, 1117 and 1119 of Regulation AB.  Such information shall include, at a minimum:

(A)           the Transaction Servicer’s form of organization;

(B)           a description of how long the Transaction Servicer has been servicing residential mortgage loans; a general discussion of the Transaction Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Transaction Servicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Transaction Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Transaction Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)           whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Transaction Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)           the extent of outsourcing the Transaction Servicer utilizes;

(3)           whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Transaction Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)           whether the Transaction Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)           such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)           a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Transaction Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

(D)           information regarding the Transaction Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Transaction Servicer could have a Material Adverse Effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

(E)           information regarding advances made by the Transaction Servicer on the Mortgage Loans and the Transaction Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Transaction Servicer to the effect that the Transaction Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F)           a description of the Transaction Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(G)           a description of the Transaction Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(H)           information as to how the Transaction Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(I)           a description of any legal or governmental proceedings pending (or known to be contemplated) against the Servicer that would be material to securityholders;

(J)           historical delinquency information with respect to the Mortgage Loans since origination of the Mortgage Loans; and

(K)           a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of a Securitization Transaction.

(1)           the sponsor;

(2)           the depositor;

(3)           the issuing entity;

(4)           any servicer;

(5)           any trustee;

(6)           any originator;

(7)           any significant obligor;

(8)           any enhancement or support provider; and

(9)           any other material transaction party.

(d)           If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller or the Servicer, as applicable, shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller, the Servicer, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller, the Servicer, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default of which it is aware or has received notice under the terms of the Agreement or any Reconstitution Agreement, (D) any merger or consolidation where the Servicer is not the surviving entity or sale of substantially all of the assets of the Servicer, and (E) the Servicer’s entry into an agreement with a Subservicer or Subcontractor to perform or assist in the performance of any of the Servicer’s obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

(e)           As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with the Depositor's reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(f)           In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

(g)           The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, such additional information as such party may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer’s performance hereunder.

Section 13.04  Servicer Compliance Statement.

On or before March 1 of each calendar year, commencing in 2011, the Servicer shall deliver to the Purchaser, any Master Servicer and any Depositor a statement of compliance addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 13.05  Report on Assessment of Compliance and Attestation.

(a)           On or before March 1 of each calendar year, commencing in 2011, the Servicer shall:

(i)           deliver to the Purchaser, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, such Master Servicer and such Depositor) regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria indicated on Exhibit 12 hereto as applicable to the Servicer;

(ii)           deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)           cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 13.06(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and, to the extent required of such Subservicer or Subcontractor under Item 1123 of Regulation AB, an annual compliance certificate as and when provided by Section 13.04 to deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section; and

(iv)           deliver, and cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 13.06(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver, not later than March 1 of the calendar year in which such certification is to be delivered, to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Servicer, Subservicer or Subcontractor, as applicable, in the form attached hereto as Exhibit 11.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  Neither the Purchaser, any Master Servicer or any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K or any amendment thereto with respect to an issuing entity whose asset pool includes Mortgage Loans.

(b)           Each assessment of compliance provided by a Subservicer pursuant to Section 13.05(a)(i) shall address each of the Servicing Criteria on Exhibit 12 that are applicable to such Subservicer concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 13.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 13.06.

Section 13.06  Use of Subservicers and Subcontractors.

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section.  The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

(a)           It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer.  The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 13.02, 13.03(c), (e) and (f), 13.04, 13.05 and 13.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 13.03(d) of this Agreement.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser, any Master Servicer and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 13.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 13.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification  under Section 13.05 as and when required to be delivered.

(b)           It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor.  The Servicer shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, such Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subservicer or Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 13.05 and 13.07 of this Agreement to the same extent as if such Subcontractor were the Servicer.  The Servicer shall be responsible for obtaining from each Subservicer or Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Section 13.05, in each case as and when required to be delivered.

The Servicer shall not make any amendment to any agreement with a Subservicer or Subcontractor if such amendment is not consistent with or violates the provisions of this Agreement, or if such amendment could be reasonably expected to be materially adverse to the interests of the Purchaser.

Section 13.07  Indemnification; Remedies.

(a)           The Seller or the Servicer, as applicable, shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction:  each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser that is an affiliate of the Purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)           (A)           any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants’ letter or other material provided in written or electronic form under this Article XIII by or on behalf of the Seller or the Servicer, or provided under this Article XIII by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the “PHH Information”), or (B) the omission or alleged omission to state in the PHH Information a material fact required to be stated in the PHH Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the PHH Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the PHH Information or any portion thereof is presented together with or separately from such other information;

(ii)           any breach by the Seller or the Servicer of its obligations under this Article XIII, including particularly any failure by the Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XIII, including any failure by the Seller or the Servicer to identify pursuant to Section 13.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(iii)           any breach by the Seller or the Servicer of a representation or warranty set forth in Section 13.02(a) or in a writing furnished pursuant to Section 13.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller or the Servicer of a representation or warranty in a writing furnished pursuant to Section 13.02(b) to the extent made as of a date subsequent to such closing date; or

(iv)           the negligence, bad faith or willful misconduct of the Seller or Servicer in connection with its performance under this Article XIII.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

In the case of any failure of performance described in clause (a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator.

(b)           This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(c)           (i)           Any failure by the Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XIII, or any breach by the Seller or the Servicer of a representation or warranty set forth in Section 13.02(a) or in a writing furnished pursuant to Section 13.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller or the Servicer of a representation or warranty in a writing furnished pursuant to Section 13.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller or the Servicer, as applicable, under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer, in accordance with the related securitization agreement, reasonably acceptable to any Master Servicer of such Securitization Transaction; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer, such provision shall be given effect.

(ii)           Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 13.04 or 13.05, including (except as provided below) any failure by Servicer to identify pursuant to Section 13.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of Servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of Servicer, such provision shall be given effect.

Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of Servicer pursuant to this subparagraph (b)(ii) if a failure of Servicer to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

(iii)           The Servicer shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer and the transfer of servicing of the Mortgage Loans to a successor servicer.  The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 13.08  Third-party Beneficiary

For purposes of this Agreement, including but not limited to this Article XIII, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

*                      *                      *                      *                      *

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers as of the date first written above.

DLJ MORTGAGE CAPITAL, INC.

By:_________________________________________

Name:
Title:

PHH MORTGAGE CORPORATION

By:________________________________________

Name:
Title:

Signature Page to Mortgage Loan Flow Purchase, Sale & Servicing Agreement

EXHIBIT 1.01

DESIGNATED GUIDELINES

[See attached]

EXHIBIT 2.05

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”), dated of _________ __, 2010, is entered into among [_________________], a ___________________ (the “Assignee”), [______________________] (the “Assignor”), PHH Mortgage Corporation (the “Seller”), with PHH Mortgage Corporation, as the servicer (the “Servicer”).

RECITALS

WHEREAS the Assignor, the Seller and the Servicer have entered into a certain Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of _____________, 201__ (as amended or modified to the date hereof, the “Agreement”), pursuant to which the Assignor has acquired certain Mortgage Loans pursuant to the terms of the Agreement and Servicer has agreed to service such Mortgage Loans; and

WHEREAS the Assignee has agreed, on the terms and conditions contained herein, to purchase from the Assignor [certain] [all] of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit A hereto (the “Specified Mortgage Loan Schedule”);

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.           Assignment and Assumption

(a)           The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (i) the  Specified Mortgage Loans; and (ii) the Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of _____________, 201__, but only to the extent of the Specified Mortgage Loans (the “Purchase Agreement”). For purposes of this Assignment Agreement, the term “Purchase Agreement” includes any separate bill of sale, assignment and conveyance or other instrument pursuant to which Seller and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of _____________, 201__.  The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under any all obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Specified Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment Agreement.

(b)           Each of the Seller and the Assignor represent and warrant to the Assignee that (i) the Purchase Agreement, as amended or supplemented is in full force and effect as of the date hereof, (ii) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, (iii) the Purchase Agreement contains all of the terms and conditions governing the sale of the Specified Mortgage Loans by Seller to Assignor and the purchase of the Specified Mortgage Loans by Assignor from Seller; provided, however, that the date of purchase and sale and the amount of payment for the Specified Mortgage Loans may be set out in a Confirmation or Purchase Price and Terms Letter, as defined in the Purchase Agreement, and (iv) Seller sold, conveyed and transferred each Specified Mortgage Loan to Assignor pursuant to the Purchase Agreement.

2.           Recognition of Purchaser

From and after the date hereof, both the Assignee and the Seller shall note the transfer of the Specified Mortgage Loans to the Assignee in their respective books and records and shall recognize the Assignee as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Assignee pursuant to the Agreement, the terms of which are incorporated herein by reference.  It is the intention of the Seller, the Servicer, the Assignee and the Assignor that the Assignment Agreement shall be binding upon and inure to the benefit of the Assignee and the Assignor and their successors and assigns.

3.           Assignor Representations and Warranties

The Assignor represents and warrants to, and covenants with, the Assignee and the Seller that:

(a)           As of the date hereof, the Assignor is not in default under the Purchase Agreement;

(b)           The Assignor is the lawful owner of the Specified Mortgage Loans with the full right to transfer the Specified Mortgage Loans and any and all of its interests, rights and obligations under the Purchase Agreement, free from any and all claims and encumbrances arising out of the Assignor’s ownership thereof, and the Specified Mortgage Loans, as well as the Purchase Agreement, upon the transfer thereof to the Assignee as contemplated herein, shall be free and clear of all such liens, claims and encumbrances or any lien claim or encumbrance arising out of the ownership of the Specified Mortgage Loans by any person at any time after Assignor first acquired any Specified Mortgage Loan from the Seller;

(c)           Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Specified Mortgage Loans, any interest in the Specified Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Specified Mortgage Loans, any interest in the Specified Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Specified Mortgage Loans, any interest in the Specified Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Specified Mortgage Loans under the Securities Act of 1933, as amended (the “Securities Act”) or which would render the disposition of the Specified Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto;

(d)           The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Specified Mortgage Loans;

(e)           The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Specified Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement, or the Specified Mortgage Loans;

(f)           The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to sell, transfer and assign the Specified Mortgage Loans;

(g)           The Assignor has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment Agreement has been duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(h)           No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

(i)           The Assignor has paid the purchase price for the Specified Mortgage Loans and has satisfied any conditions to closing required of it under the terms of the Purchase Agreement..

4.           Assignee Representations and Warranties

The Assignee represents and warrants to, and covenants with, the Assignor and the Seller that:

(a)           The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Specified Mortgage Loans;

(b)           The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)           No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)           The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement and the Specified Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor’s obligations as Purchaser thereunder, with respect to the Specified Mortgage Loans.

5.           Seller Representations and Warranties

The Seller represents and warrants to, and covenants with, the Assignor and the Assignee that:

(a)           The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Specified Mortgage Loans;

(b)           The Seller has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)           The Seller has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses with respect to the Purchase Agreement or the Specified Mortgage Loans;

(d)           No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

(e)           As of the date hereof, the Seller is not in default under the Purchase Agreement; and

(f)           No event has occurred or has failed to occur, during the period commencing on the date on which Assignor acquired the Specified Mortgage Loans and ending on the date hereof, inclusive, which would make the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Purchase Agreement untrue if such representations and warranties were made with respect to the Specified Mortgage Loans effective as of the date hereof; provided that the Seller makes no representation with respect to any events that have occurred or failed to occur after the related Funding Date that would make a representation and warranty set forth in Section 3.03 untrue as of a date after the related Funding Date.  For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Sections 3.01, 3.02 and 3.03 of the Purchase Agreement (i) to the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit A hereto and any other schedules of the Specified Mortgage Loans, provided in writing or electronically, providing any data with respect to the Specified Mortgage Loans of the type described in the definition of “Mortgage Loan Schedule” provided in the Purchase Agreement (other than any schedules that were updated by the Assignor prior to the date of this Assignment Agreement), (ii) to the “Funding Date” shall be deemed to be a reference to the date of this Assignment Agreement (provided that the Seller makes no representation with respect to any events that have occurred or failed to occur after the related Funding Date that would make a representation and warranty set forth in Section 3.03 untrue as of a date after the related Funding Date) and (iii) to the “Seller’s knowledge” shall be deemed to be a reference to the Assignor’s knowledge.

Upon discovery of a breach of (i) any of the foregoing representations and warranties with respect to a Specified Mortgage Loan or (ii) any representations and warranties in any related Confirmation or Purchase Price and Terms Letter which materially and adversely affects the value of such Specified Mortgage Loan or the Assignee’s interests therein, the Seller shall use its best efforts to cure such breach in all material respects and, if such breach is not cured in accordance with Section 3.04 of the Purchase Agreement, the Seller shall, at the Assignee’s option, repurchase such Specified Mortgage Loan in accordance with Section 3.04 of the Agreement.

In connection with any repurchase of a Specified Mortgage Loan, the Assignee shall reassign the provisions of the Purchase Agreement to the Seller with respect to such Specified Mortgage Loan, and provide for the prompt delivery of the related custodial file to the Seller or its designee, as applicable.

6.           Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

7.           Governing Law

This Assignment Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

8.           Notices

Any notices or other communications permitted or required under this Assignment Agreement to be made to the Assignee shall be made in accordance with the terms of the Agreement and shall be sent to the Assignee as follows: [_____________________], or to such other address as may hereafter be furnished by the Assignee to the parties in accordance with the provisions of the Agreement.

9.           Counterparts

This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.           Definitions

Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNOR:
[__________________]
By: __________________________ Name: ________________________ Title: _________________________

SELLER:
PHH MORTGAGE CORPORATION

By: __________________________ Name: ________________________ Title: _________________________

ASSIGNEE:
By: __________________________ Name: ________________________ Title: _________________________

SERVICER:
PHH MORTGAGE CORPORATION
By: __________________________ Name: ________________________ Title: _________________________

EXHIBIT 2.07

FORM OF NOTICE OF SALE OF OWNERSHIP OF MORTGAGE LOAN

Under federal law, borrowers are required to be notified in writing whenever ownership of a mortgage loan secured by their principal dwelling is sold, transferred or assigned (collectively, “sold”) to a new creditor.  This Notice is to inform you that your prior creditor has sold your loan (described below) to us, the new creditor identified below.

**Please note that while we now own your loan, we are not the servicer of your loan.  The servicer (identified below) acts on our behalf to handle the ongoing administration of your loan, including the collection of mortgage payments.  Please continue to send your mortgage payments as directed by the servicer, and NOT to us.  Also, should you have any questions regarding your loan, please contact the servicer using the contact information set forth below.  The servicer is authorized to handle routine inquiries and requests regarding your loan and, if necessary, to consult with us regarding your request and communicate to you our decision with respect to such request. **

Please note that the sale of your loan to us may also result in a change of servicer.  If this occurs, you will receive a separate notice, required under federal law, providing information regarding the new servicer.

LOAN INFORMATION Date of Loan: Original Amount of Loan: Date Your Loan was Sold to the New Creditor: Address of Mortgaged Property:
SERVICER INFORMATION Name: Mailing Address: Telephone Number (Toll free):
NEW CREDITOR INFORMATION Name: Mailing Address: (not for payments): Telephone Number (Toll free):

AGENT INFORMATION (If we have granted an agent other than the servicer authority to act on our behalf, contact information for such agent will appear below):

Name:
Mailing Address:
Telephone Number (Toll free):

The transfer of the lien associated with your loan is currently recorded, or in the future may be recorded, in the public records of the local County Recorder’s office for the county where your property is located.  If checked ☐, ownership of your loan is also recorded on the registry of the Mortgage Electronic Registrations System at 1818 Library Street, Suite 300, Reston, VA 20190.

[Confirm if applicable]  Your loan has been securitized and we own legal title to your loan acting as trustee of the related securitization trust (the “Trust”) for the benefit of the holders (the “Holders”) of the mortgage-backed securities issued by the Trust.  Our rights and obligations, as trustee, are defined in one or more contracts among us, the Holders and certain other parties.  As a result, our authority to respond favorably to your requests or inquiries may be limited by the terms of such contracts.

EXHIBIT 5.01(a)

FORM OF LIMITED POWER OF ATTORNEY

LIMITED POWER OF ATTORNEY

This Limited Power of Attorney is executed as of the ___ day of ______, 20__, by [], ____________________ (“Purchaser”), in favor of PHH Mortgage Corporation, 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054 (“PHH”).

Purchaser and PHH have entered into that certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement on the ____ day of _____________, 2010 (the “Agreement”) pursuant to which PHH services certain mortgage loans (“Mortgage Loans”) on behalf of Purchaser, as more fully set forth in the Agreement.

Purchaser hereby constitutes and appoints PHH, by and through any of PHH’s officers, employees, attorneys or agents, its true and lawful Attorney-In-Fact, in its name place and stead and for its benefit, said appointment being coupled with an interest, for the limited purposes of performing all acts and executing all documents in the name of Purchaser necessary and incidental to servicing the Mortgage Loans including but not limited to:

(1)Foreclosing delinquent loans or discontinuing such foreclosure proceedings, including but not limited to the execution of notices of default, notices of sale, assignments of bids, and assignments of deficiency judgments; appearing in and prosecuting bankruptcy proceedings;

(2)Selling, transferring or otherwise disposing of real property acquired through foreclosure or otherwise, including but not limited to executing all contracts, agreements, deeds, assignments or other instruments necessary to effect such sale, transfer or disposition, and receiving proceeds and endorsing checks made payable to the order of Purchaser from such proceedings;

(3)Preparing, executing and delivering satisfactions, cancellations, discharges, lost note instruments, full or partial releases of lien, subordination agreements, modification agreements, assumption agreements, and substitutions of trustees under deeds of trust;

(4)Endorsing promissory notes and executing assignments of mortgages, deeds of trust, deeds to secure debt and other security instruments securing said promissory notes in connection with loans for which PHH has received full payment of all outstanding amounts due on behalf of Purchaser;

(5)Endorsing insurance proceeds checks and mortgage payment checks to the order of PHH; and

Purchaser further grants to PHH full power and authority to do and perform all acts necessary for PHH to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as Purchaser might or could do with the same validity as if all and every such act had been herein particularly stated, expressed and especially provided for, and hereby ratifies and confirms all that PHH shall lawfully and prudently do in accordance with its obligations under the Agreement by virtue of the powers and authority granted and contemplated hereby.  This Limited Power of Attorney shall remain in full force and effect until revoked by Purchaser. In any event, this Limited Power of Attorney shall automatically terminate upon the termination of the Agreement.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney has not been revoked by Purchaser.

[ ], Purchaser By:_______________________________________ Name: Title:

State of	)

County of	)

On this ___ day of ___________, 20___, before me personally appeared _____________________________, and proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

________________________________________
Printed Name: ____________________________
Notary Public in and for the State of [______]

This Limited Power of Attorney shall be effective as of the date written above.

Third parties without actual notice may rely upon the exercise of the powers granted under this Limited Power of Attorney, without inquiry as to the terms and provisions of the Agreement and may be satisfied that this Limited Power of Attorney continues in full force and effect.  The authority of the officers, employees, attorneys or agents of PHH as provided herein is specifically and strictly limited to the preparing, endorsing, executing, attesting the execution of and recording of documents and instruments in connection with the Agreement.  All actions taken by PHH pursuant to this Limited Power of Attorney are subject to the terms and conditions of the Agreement.

PHH Mortgage Corporation By: _______________________________ (Print Name): (Title):

EXHIBIT 5.03

FORM OF NOTICE OF FORECLOSURE SALE

Mortgage Service Center
1 Mortgage Way
Mt. Laurel NJ 08054
Foreclosure Department

Date: ___________________

Loan Number: (pull from CPI)

Investor Number: (pull from CPI)

To Whom It May Concern,

The above reference file was scheduled for foreclosure sale on _(pull from CPI)_________.   Please be advised the sales results are:

______ Property reverted to beneficiary for:  _____________________________

______ Property sold to 3rd party for: ___________________________________

______ Mortgagor filed for bankruptcy: _________________________________

______ Other: _____________________________________________________

If you any questions in regarding the above information, please contact me at 1-800-257-0460 extension _________________

Thank you,

Foreclosure Representative

EXHIBIT 5.04

FORM OF COLLECTION ACCOUNT LETTER AGREEMENT

[], 20[]
To:
Wells Fargo Bank
550 California Street, 10th Floor
San Francisco, CA 94104
(the “Depository”)

As "Servicer" under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of __________________, 2010 the "Agreement"), [] as Purchaser (the "Purchaser"), and PHH Mortgage Corporation, as the Seller and as the Servicer (the "Servicer"), we hereby authorize and request you to establish an account, as a "Collection Account" pursuant to Section 5.04 of the Agreement, to be designated as "PHH Mortgage as agent, trustee and/or bailee for ‘Purchaser’."  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer and in accordance with the terms and provisions of the account documentation for the account. This letter is submitted to you in duplicate.  Please execute and return one original to the undersigned.

PHH MORTGAGE CORPORATION

By: ______________________
Name:
Title:

The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

By: ______________________
Name:
Title:

EXHIBIT 5.06

FORM OF ESCROW ACCOUNT LETTER AGREEMENT

[], 20[]
To:           Wells Fargo Bank
           550 California Street, 10th Floor
San Francisco, CA 94104
(the "Depository")

As "Servicer" under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of 0000 00, 2010 (the "Agreement"), among ________________as Purchaser (the "Purchaser") and PHH Mortgage Corporation (as a Seller and as the Servicer (the "Servicer")), we hereby authorize and request you to establish an account, as an "Escrow Account" pursuant to Section 5.06 of the Agreement, to be designated as "PHH Mortgage Corporation, as servicer and custodian for the Purchaser of mortgage loans under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of 0000 00, 2010, and various mortgagors."  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer and in accordance with the terms and provisions of the account documentation for the account.  This letter is submitted to you in duplicate.  Please execute and return one original to the undersigned.

PHH MORTGAGE CORPORATION

By: ______________________
Name:
Title:

The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number _____________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

By: ______________________
Name:
Title:

EXHIBIT 6.02

MONTHLY ACCOUNTING REPORT

Servicer shall provide the following information to the Purchaser:

S-50 Y	Investor Reporting File	Default Reporting File
Investor	PHH Loan #	TRAN_TYPE
Category	Investor	SVCR_SEQ_ID
Loan No	Category	INVESTOR LOAN NUMBER
Int Rate	Investor Loan #	SERV_LOAN_NUM
S-Fee	Due Date	REC_SEQ_ID
Yield	Ending UPB	REC_TYPE_CODE
P & I Con	Beginning UPB	REPORT_CREATE_DATE
Beg Sched Prin Bal	P&I Constant	LAST_PAYMENT_DATE
Sched Prin	Mortgager	RSN_FOR_DFLT_CODE
Sch Net Int	Loan Type	PETITION_FILED_DATE
BuyDown	Annual Interest Rate	CASE_ID
Remittance	Loan Term	BKRCY_CHAPTER_CODE
Inv Loan No	Orig Loan Term	POST_PETITION_DUE_DATE
Due DT	First Due Date	PLAN_EXPR_DATE
Begin Prin Bal	Payment Period	RELIEF_DATE
End Prin Bal	Escrow Balance	FIRST_NAME
Prin Coll	Service Rate	LAST_NAME
Int Coll	Service Fee	MID_INIT_NAME
S-Fee Coll	Member ID	SOCIAL_SECURITY_ID
Ending Sch Bal	Pmt Principal	SVCR_DEBT_TOTAL_AMT
LIQUIDATIONS	Pmt Interest	FCL_REFRL_DATE
CURT	PIF Principal	LEGAL_FIRST_DATE
ADJ	PIF Interest	SALE_SCHED_DATE
	Curtailment	SALE_ACTUAL_DATE
SALE_END_AMT
FCLS_SALE_RESULT_CODE
REDEMPTION_EXPR_ACTUAL_DATE
REDEMPTION_DATE
DFLT_MGMT_OCUPPANCY_CODE
PROP_COND_DSCR_CODE
INSPECT_DATE
LOSS_MIT_APPROACH_CODE
LOSS_MIT_START_DATE
RESOLUTION_EST_DATE
REINSTATEMENT_DATE
RESOLUTION_TYPE_CODE
RESOLUTION_DATE
UNLAWFUL_DETAINER_FILED_DATE
UNLAWFUL_DETAINER_END_DATE
REHAB_APPR_AMT
LISTING_ORIG_DATE
LISTING_ORIG_AMT
LISTING_REVISED_DATE
LISTING_REVISED_AMT
ESCROW_COMPLETION_DATE
REHAB_END_DATE
LAST_OFFER_RECVD_DATE
LAST_OFFER_AMT
SALE_OFFER_ACCEPTED_DATE
SALE_OFFER_ACCEPTED_AMT
NET_PROCEEDS_ACTUAL_AMT
APRSL_DOC_TYPE_CODE
APRSL_DATE
AMT

EXHIBIT 9

FORM OF OFFICER’S CERTIFICATE

PHH MORTGAGE CORPORATION

ASSISTANT SECRETARY’S CERTIFICATE

I, ____________________, hereby certify that:

1.  I am a duly elected, qualified and acting Assistant Secretary of PHH Mortgage Corporation (the “Company”), a New Jersey corporation, and as such have access to the Company’s corporate records and am familiar with the matters herein certified.

2.  Attachment A hereto is a true and correct copy of resolutions duly adopted by the board of Directors of the Company on December 20, 1993, and such resolutions are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are duly filed with the records of the Board of Directors.

3.  The following documents have been reviewed and, where applicable, executed and delivered by the Company pursuant to and in accordance with the resolutions set forth in Attachment A:

(a) Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of _______, 201_ (the “Agreement”) between _____________________ as Purchaser, and PHH Mortgage Corporation, as Seller, providing for the sale of Mortgage Loans by the Sellers to Purchaser.

4. Each person who, as a manager or officer of the Company, has signed manually or by facsimile any and all documents delivered by the Sellers in connection with the execution and delivery of Agreement, was duly elected or appointed, qualified and acting as such manager or officer at the respective times of such signing and delivery, and the signatures of such persons appearing on such documents or instruments are their genuine signatures.

5.  Attachment B hereto is a true, correct and complete copy of the Bylaws and Articles of Incorporation of the Company, and all amendments thereto, which are in full force and effect as of the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company as of this __th day of _____ 201_.

________________________________

EXHIBIT 10

FORM OF WARRANTY BILL OF SALE

On this _______ day of ________, 20__, PHH Mortgage Corporation (“Seller”) as the Seller under that certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of _____________, 20__ (the “Agreement”) does hereby sell, transfer, assign, set over and convey to [______________] as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the  Mortgage Loan Schedule attached hereto, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.01 of the Agreement, the Seller has delivered to the Purchaser or its custodian the Legal Documents for each Mortgage Loan to be purchased as set forth in the Agreement. The contents of each related Mortgage File required to be retained by PHH Mortgage Corporation (“PHH”) to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by PHH for the benefit of the Purchaser as the owner thereof. PHH's possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by PHH shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of PHH shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by PHH at the will of the Purchaser in such custodial capacity only.

The Seller confirms to the Purchaser that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Agreement are true and correct as of the date hereof, and that all statements made in the Seller’s Officer's Certificate and all attachments thereto remain complete, true and correct in all respects as of the date hereof.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

PHH MORTGAGE CORPORATION

(Seller)

By:

Name:

Title:

EXHIBIT 11

FORM OF SARBANES-OXLEY CERTIFICATION

I, _____________________, certify to [Purchaser Name], [Master Servicer Name], [Depositor Name] and [Trustee Name], and their officers, with the knowledge and intent that they will rely on this certification, in connection with [Insert name and date of applicable contract and/or name of securitization deal] (the “Agreement”), that I am a duly elected Senior Vice President of PHH Mortgage Corporation, a corporation organized under the laws of the State of New Jersey (the “Servicer”), and further as follows:

(i)           I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Trustee] pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(ii)           Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

(iii)           Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Trustee];

(iv)           I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(v)           The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

PHH Mortgage Corporation

By: ______________________________
      [Name]
      [Title]
      Date:

EXHIBIT 12

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Servicer shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA
Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X (other than clause (C))
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA
Reference	Criteria
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

EXHIBIT 13

FORM OF OPINION OF COUNSEL TO THE SELLER

[  ]
[  ]
[  ]

Re:           Seller’s Mortgage Flow Purchase, Sale & Servicing Agreement, dated as of ________ __, 200_

Gentlemen:

I have acted as counsel to [SELLER], a ___________ corporation (the “Seller”), in connection with the sale of certain mortgage loans by the Seller to [   ] (the “Purchaser”) pursuant to (i) a Seller’s Mortgage Flow Purchase, Sale & Servicing Agreement, dated as of _______ __, 200_, by and between the Seller and the Purchaser (the “Purchase Agreement”), [and the related Confirmation/Purchase Price and Terms Letter, dated __________ __, 200_, between the Seller and the Purchaser (the “Terms Letter”)]. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

A.           The Purchase Agreement;
B.            [The Terms Letter;]
C.	The Seller’s Certificate of Incorporation and By-Laws, as amended to date; and
D.	Resolutions adopted by the board of directors of the Seller with specific reference to actions relating to the transactions covered by this opinion (the “Resolutions”).

For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Seller, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

1.           The Seller has been duly incorporated and is validly existing and in good standing under the laws of the State of __________ with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Seller has the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform its obligations under the Purchase Agreement [and the Terms Letter] (sometimes collectively, the “Agreements”).

2.           The Purchase Agreement [and the Terms Letter] have been duly and validly authorized, executed and delivered by the Seller.

3.           The Purchase Agreement [and the Terms Letter] constitute valid, legal and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms.

4.           No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Seller of the Purchase Agreement [and the Terms Letter], or the consummation of the transactions contemplated by the Purchase Agreement [and the Terms Letter], except for those consents, approvals, authorizations or orders which previously have been obtained.

5.           Neither the servicing of the Mortgage Loans by the Seller as provided in the Purchase Agreement [and the Terms Letter,] nor the fulfillment of the terms of or the consummation of any other transactions contemplated in the Purchase Agreement [and the Terms Letter] will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Seller is a party or by which it is bound, (ii) any State of ____________ or federal statute or regulation applicable to the Seller, or (iii) any order of any State of ____________ or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller, except in any such case where the default, breach or violation would not have a Material Adverse Effect on the Seller or its ability to perform its obligations under the Purchase Agreement.

6.           There is no action, suit, proceeding or investigation  pending or, to the best of my knowledge, threatened against the Seller which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase Agreement.

7.           The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.

8.           The Assignments of Mortgage are in recordable form and upon completion  will be acceptable for recording under the laws of the State of ___________. When endorsed, as provided in the Purchase Agreement, the Mortgage Notes will be duly endorsed under ______________ law.

The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

A.           I have assumed that all parties to the Agreements other than the Seller have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

B.           My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors’ rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy.

C.           I have assumed, without independent check or certification, that there are no agreements or understandings among the Seller, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

I am admitted to practice in the State of ___________, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of _________ and the Federal laws of the United States of America.

Very Truly Yours,

Schedule A

MORTGAGE LOAN SCHEDULE

Schedule B-1

LEGAL DOCUMENTS

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items:

Initial Legal Documents:

1.
The original Mortgage Note bearing all intervening endorsements, endorsed, at the direction of the Purchaser “Pay to the order of _________, without recourse,” and signed in the name of the Seller by an authorized officer.  To the extent that there is no space on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Purchaser is so advised by the Seller that state law so allows. In the event that the original Mortgage Note is lost, a lost note affidavit, together with a copy of the Note will be provided.

2.
If the Mortgage Loan is not a MERS Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording.  The Mortgage shall be assigned, at the direction of the Purchaser with assignee's name left blank.  The Assignment of Mortgage must be duly recorded only on the direction of the Purchaser.  If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by “PHH Mortgage Corporation, successor by merger to [name of predecessor].” If the Mortgage Loan was acquired or originated by the Company while doing business under another name or under an assumed name, the Assignment must be by “PHH Mortgage Corporation formerly known as [previous name] or [PHH Mortgage Corporation dba ______________, ] respectively.

3.	With respect to each Pledged Asset Mortgage Loan, a copy of the related Control Agreement and Pledged Asset Agreement.

4.
With respect to each Pledged Asset Mortgage Loan, a copy of the UCC-1, to the extent the Pledged Asset Servicer was required to deliver such UCC-1 to Servicer, and an original form UCC-3, if applicable, to the extent the Pledged Asset Servicer was required to deliver such UCC-3 to Servicer, together with any instrument required to be delivered under the related Surety Bond for transferring coverage under such Surety Bond.

5.
With respect to each Cooperative Loan, the original Stock Certificate and related Stock Power, in blank, executed by the Mortgagor with such signature guaranteed and original Stock Power, in blank executed by the Seller provided, that if the Seller delivers a certified copy, the Seller shall deliver the original Stock Certificate and Stock Powers to the Custodian on or prior to the date which is 180 days after the related Funding Date.

Trailing Legal Documents:

1.
The original Mortgage with evidence of recording thereon.  If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Funding Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

2.	To the extent applicable, the original of each power of attorney, surety agreement or guaranty agreement with respect to such Mortgage Loan.

3.
Originals of any executed intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the Seller to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located.

4.
Originals of all assumption, modification and substitution agreements, if any, or, if the originals of any such assumption, modification and substitution agreements have not yet been returned from the recording office, a copy of such instruments certified by the Seller to be a true copy of the original of such instruments which have been sent for recording in the appropriate jurisdictions in which the Mortgaged Properties are located.

5.
The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company, in each case, including an Environmental Protection Agency Endorsement and an adjustable-rate endorsement.

6.	With respect to each Cooperative Loan, the original Recognition Agreement and the original Assignment of Recognition Agreement.

7.	With respect to each Cooperative Loan, an Estoppel Letter and/or Consent.

8.	With respect to each Cooperative Loan, the Cooperative Lien Search.

9.	With respect to each Cooperative Loan, the guaranty of the Mortgage Note and Cooperative Loan, if any.

10.	With respect to each Cooperative Loan, the original Cooperative Pledge Agreement.

11.
With respect to each Cooperative Loan, the original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Seller, then the Seller must execute an assignment of the Assignment of Proprietary Lease in blank.

12.	With respect to each Cooperative Loan, the recorded state and county Financing Statements and Financing Statement Changes.

Schedule B-2

CREDIT DOCUMENTS

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (to the extent such item is applicable or required with respect to such Mortgage Loan):

       General:

1.           Mortgage File Cover Sheet Checklist - Inside File.
2.           Borrower’s Authorization to Obtain Information.
3.           Fannie Mae 1008 or Underwriter’s Worksheet (CUW2).

       Applications:

4.           Final Signed  Typed Loan Application (Form 1003 or personal profile).
5.           Initial Signed Loan Application (personal profile, handwritten or typed).

      Credit Documentation:

6           Credit Report(s), Merged In-file or RMCR.
7.           Borrower’s explanations (credit, employment, etc.).
8.           VOM(s) or other form of verification(s).
9.           Separation agreement, divorce decree.
10.           Miscellaneous Credit Documents.

        Employment/Income Documentation:

11.	Copy or Original initial VOE(s), including the executed 4506T.
12.           Paystubs dated with 30 days of closing.
13.           IRS Form  W-2’s (for wage earner).
14.           IRS Form 1040’s, 1120’s, 1065’s, etc.
15.           Leases.
16.           All documentation required to support Borrower’s cash flow for loans originated.

        Asset Documentation:

17.           Copy or Original VOD(s) or source of funds to close.
18.           Gift Letter.
19.
Verification of original purchase price, real estate sales contract, Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

       Property Documentation:

20.           Appraisal, including original photos of subject and comps.
21.           Review Appraisal or second full Appraisal.
22.           442 Final Inspection.
23.           Copy or Original Contract of Sale.

24.
Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, e.g., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

25.	Copies of all required disclosure statements.
26.
Tax receipts, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, correspondence, current and historical computerized data files, underwriting standards used for origination and all other papers and records developed or originated by Seller or others, required to document the Mortgage Loan or to service the Mortgage Loan.

27.	Any documentation provided by a Mortgagor or obtained by the Seller in connection with the granting of any underwriting exception.
28.	Any other documents, dated prior to the applicable Funding Date, relating to the underwriting, origination or servicing of the Mortgage Loan.
29.	The Primary Insurance Policy or certificate of insurance or electronic notation of existence of such policy.

ATTACHMENT 3

ADDITIONAL DEFINED TERMS FROM POOLING AND SERVICING AGREEMENT

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Independent:  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Servicing Modification: Any reduction of the Note Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Purchase and Servicing Agreement.

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date: _______________
751 Kasota Avenue
Minneapolis, MN 55414
Attn: WFDC Release Department.

Re:
Custodial Agreement, dated as of February 1, 2011, among Citibank, N.A., as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number: _________________	Investor Number: _________________

Mortgagor Name, Address & Zip Code: _____	Pool Number:____________________

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3.  Substitution

_______ 4. Other Liquidation

_______ 5. Non-liquidation	Reason:__________________

For CMI Use Only:_____________

By:____________________________________________
(Authorized Signature)

Printed Name ___________________________________

Servicer Name: ________PHH Mortgage Corporation____

Ship To Address: _____One Mortgage Way__

_______Mount Laurel, NJ  08054_______

Phone:                    _______________________

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian